The information in this preliminary prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This preliminary prospectus supplement and the accompanying prospectus are not an offer to sell these securities and are not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Filed pursuant to Rule 497
File No. 333-189805

SUBJECT TO COMPLETION, DATED MARCH 10, 2014

PRELIMINARY PROSPECTUS SUPPLEMENT
(to Prospectus dated August 22, 2013)

Oxford Lane Capital Corp.

2,350,000 Shares
Common Stock

We are offering for sale 2,350,000 shares of our common stock. We are a non-diversified, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, or the “1940 Act.” Our investment objective is to maximize our portfolio’s total return. We have initially implemented our investment objective by purchasing portions of equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles. Structurally, CLO vehicles are entities that were formed to originate and manage a portfolio of loans. The loans within the CLO vehicle are limited to loans which meet established credit criteria and are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit.

Our common stock is traded on the NASDAQ Global Select Market under the symbol “OXLC.” On March 7, 2014, the last reported sales price on the NASDAQ Global Select Market for our common stock was $17.75 per share. We are required to determine the net asset value per share of our common stock on a quarterly basis. Our net asset value per share of our common stock as of December 31, 2013 was $16.69.

An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. Common shares of closed-end investment companies frequently trade at a discount to their net asset value. In addition, the CLO securities in which we invest are subject to special risks. See “Risk Factors” beginning on page S-16 of this prospectus supplement and page 17 of the accompanying prospectus to read about factors you should consider, including the risk of leverage, before investing in our common stock.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Please read this prospectus supplement and the accompanying prospectus before investing in our securities and keep each for future reference. This prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor ought to know before investing in our securities. We file annual, semi-annual and quarterly reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830 or by telephone at (203) 983-5275, or on our website at http://www.oxfordlanecapital.com. Information contained on our website is not incorporated by referenced into this prospectus supplement or the accompanying prospectus, and you should not consider information contained on our website to be part of this prospectus supplement or the accompanying prospectus. The Securities and Exchange Commission also maintains a website at http://www.sec.gov that contains information about us.

	Per Share	Total
Public Offering Price	$	$
Sales Load (Underwriting Discounts and Commissions)(1)	$	$
Proceeds, before expenses, to Oxford Lane Capital Corp.(1)	$	$

(1)	We estimate that we will incur approximately $280,000 (or approximately $0.12 per share of the shares sold in this offering) of expenses relating to this offering, resulting in net proceeds, after the sales load (underwriting discounts and commissions) and expenses, to us of approximately $ million (or $ per share of the shares sold in this offering). Oxford Lane Management, LLC may bear a portion of the sales load in connection with the shares of our common stock sold in this offering, which is not reflected in the above table and which will not be subject to reimbursement by us.

We have granted the underwriters the option to purchase up to 352,500 additional shares of common stock on the same terms and conditions set forth above. If the underwriters exercise this option in full, the total public offering price will be $   , the total sales load (underwriting discounts and commissions) paid by us will be $   , and total proceeds, before expenses, to us will be $   .

The underwriters expect to deliver the shares on or about            , 2014

Deutsche Bank Securities
Ladenburg Thalmann & Co. Inc.

Prospectus Supplement dated              , 2014.

PROSPECTUS SUPPLEMENT

PROSPECTUS

i

ABOUT THIS PROSPECTUS SUPPLEMENT

We have filed with the Securities and Exchange Commission a registration statement on Form N-2 (file No. 333-189805) utilizing a shelf registration process relating to the securities described in this prospectus supplement, which registration statement was declared effective on August 22, 2013. This document is in two parts. The first part is the prospectus supplement, which describes the terms of this offering of common stock and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from or is additional to the information contained in the accompanying prospectus, you should rely only on the information contained in this prospectus supplement. Please carefully read this prospectus supplement and the accompanying prospectus together with the additional information described under the headings “Available Information” and “Risk Factors” included in this prospectus supplement and the accompanying prospectus, respectively, before investing in our common stock.

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. Neither we nor the underwriter has authorized any dealer, salesman or other person to give any information or to make any representation other than those contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction or to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus supplement and the accompanying prospectus is accurate as of the dates on their respective covers. Our financial condition, results of operations and prospects may have changed since those dates. To the extent required by law, we will amend or supplement the information contained in this prospectus supplement and the accompanying prospectus to reflect any material changes subsequent to the date of this prospectus supplement and the accompanying prospectus and prior to the completion of any offering pursuant to this prospectus supplement and the accompanying prospectus.

SUMMARY

The following summary contains basic information about the offering of shares of our common stock pursuant to this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all the information that is important to you. For a more complete understanding of the offering of shares of our common stock pursuant to this prospectus supplement, we encourage you to read this entire prospectus supplement and the accompanying prospectus, and the documents to which we have referred in this prospectus supplement and the accompanying prospectus. Together, these documents describe the specific terms of the offering of shares of our common stock. You should carefully read the section entitled “Risk Factors” included in this prospectus supplement and the accompanying prospectus and the section entitled “Business” in the accompanying prospectus and our financial statements included in this prospectus supplement and in the accompanying prospectus.

Except where the context requires otherwise, the terms “Oxford Lane Capital,” the “Company,” “we,” “us” and “our” refer to Oxford Lane Capital Corp.; “Oxford Lane Management” and “investment adviser” refer to Oxford Lane Management, LLC; and “BDC Partners” refers to BDC Partners, LLC.

Business Overview

We are a non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. Our investment objective is to maximize our portfolio’s total return.

We have initially implemented our investment objective by purchasing portions of equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles. Substantially all of the CLO vehicles in which we may invest would be deemed to be investment companies under the 1940 Act but for the exceptions set forth in section 3(c)(1) or section 3(c)(7). Structurally, CLO vehicles are entities that were formed to originate and manage a portfolio of loans. The loans within the CLO vehicle are limited to loans which meet established credit criteria and are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit. A CLO vehicle is formed by raising various classes or “tranches” of debt (with the most senior tranches being rated “AAA” to the most junior tranches typically being rated “BB” or “B”) and equity. The CLO vehicles which we focus on are collateralized primarily by senior secured loans made to companies whose debt is unrated or is rated below investment grade (“Senior Loans”), and generally have very little or no exposure to real estate, mortgage loans or to pools of consumer-based debt, such as credit card receivables or auto loans. Our investment strategy may also include warehouse facilities, which are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle. We may also invest, on an opportunistic basis, in other corporate credits of a variety of types. We expect that each of our investments will range in size from $2 million to $15 million, although the investment size may vary consistent with the size of our overall portfolio.

Oxford Lane Management manages our investments and its affiliate arranges for the performance of the administrative services necessary for us to operate.

Distributions

In order to qualify as a regulated investment company, or “RIC,” and to eliminate our liability for corporate-level tax on the income we distribute to our stockholders, we are required, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code,” to distribute to our stockholders on an annual basis at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital gains, if any.

The following table reflects the cash distributions, including dividends and returns of capital, if any, per share that we have declared on our common stock to date:

Date Declared	Record Date	Payment Date	Amount(1)
Fiscal 2014
November 26, 2013	March 17, 2014	March 31, 2014	$0.60
November 26, 2013	March 17, 2014	March 31, 2014	0.10	(2)
November 6, 2013	December 17, 2013	December 31, 2013	0.55
July 24, 2013	September 16, 2013	September 30, 2013	0.55
May 22, 2013	June 14, 2013	June 28, 2013	0.55
Total (2014)			2.35
Fiscal 2013
February 6, 2013	March 15, 2013	March 29, 2013	0.55
October 23, 2012	December 17, 2012	December 31, 2012	0.55
July 31, 2012	September 14, 2012	September 28, 2012	0.55
May 22, 2012	June 15, 2012	June 29, 2012	0.55
Total (2013)			2.20
Fiscal 2012
January 25, 2012	March 16, 2012	March 30, 2012	0.55
October 24, 2011	December 16, 2011	December 30, 2011	0.50
July 22, 2011	September 16, 2011	September 30, 2011	0.50
April 6, 2011	June 16, 2011	June 30, 2011	0.50
Total (2012)			2.05
Fiscal 2011
March 7, 2011	March 21, 2011	April 1, 2011	0.25
Total (2011)			0.25
			$6.85

(1)	All of our cash distributions to date were funded from net investment income, except approximately $0.07 per share and $0.40 per share of the distribution paid on June 29, 2012 and June 28, 2013, respectively, which was funded from long term capital gains.
(2)	Represents a special dividend for the fiscal year ended March 31, 2014.

For fiscal year 2013, we paid $459,228 in preferred dividends on the Series 2017 Term Preferred Shares; during the six month period ended September 30, 2013 we paid a total of $672,041 in such dividends. During the second quarter of fiscal 2014, we paid a total of $448,955 in preferred dividends on the Series 2023 Term Preferred Shares. During the third quarter of fiscal 2014, we paid a total of $336,021 and $956,491 in preferred dividends on the Series 2017 Term Preferred Shares and the Series 2023 Term Preferred Shares, respectively.

For accounting purposes the distributions declared on our common stock for the fiscal periods ended March 31, 2013, 2012 and 2011 were in excess of the reported earnings. However, as a RIC, earnings and distributions are determined on a tax basis. Furthermore, taxable earnings are determined according to tax regulations and differ from reported income for accounting purposes. For the fiscal periods ended March 31, 2013, 2012 and 2011, taxable earnings exceeded our distributions and there was no tax return of capital for these years. To the extent that taxable earnings for any fiscal year are less than the amount of the dividends paid during the year, there would be a tax return of capital to shareholders. Distributions in excess of current and accumulated taxable earnings and profits will generally not be taxable to the shareholders, because a tax return of capital represents a return of a portion of a shareholder’s original investment in our common stock to the extent of a shareholder’s basis in our stock. Generally, a tax return of capital will reduce an investor’s basis in our stock for federal tax purposes, which will result in the shareholder recognizing additional gain (or less loss) when the stock is sold. Assuming that a shareholder holds our stock as a capital asset, any such additional gain would be a capital gain. Shareholders should not assume that the source of all distributions is from our net profits and shareholders may periodically receive the payment of a dividend consisting of a return of capital. The tax character of any distributions will be determined after the end of the fiscal year. Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Use of Proceeds From Prior Offerings

Since the closing of our initial public offering on January 25, 2011, three subsequent rights offerings on August 26, 2011, April 27, 2012 and February 15, 2013, three subsequent preferred stock offerings on November 28, 2012, June 21, 2013 and November 18, 2013, and a direct registered offering on January 9, 2014, through March 7, 2014 we have invested approximately $226.5 million (including accrued interest) of the cumulative net proceeds we received from our initial public offering, subsequent rights offerings, common stock offerings, and preferred stock offerings. Consistent with our investment objective, these investments were made in junior debt and equity tranches of CLOs.

Oxford Lane Management

Our investment activities are managed by Oxford Lane Management, which is an investment adviser that has registered under the Investment Advisers Act of 1940, or the “Advisers Act.” Under our investment advisory agreement with Oxford Lane Management, which we refer to as our “Investment Advisory Agreement,” we have agreed to pay Oxford Lane Management an annual base management fee based on our gross assets, as well as an incentive fee based on our performance. See “Investment Advisory Agreement.”

We expect to benefit from the proven ability of our investment adviser’s team to identify attractive opportunities, conduct diligence on and value prospective investments, negotiate terms where appropriate, and manage and monitor a diversified portfolio although we do not intend to operate as a “diversified” investment company within the meaning of the 1940 Act. Our investment adviser’s senior investment team members have broad investment backgrounds, with prior experience at investment banks, commercial banks, unregistered investment funds and other financial services companies, and have collectively developed a broad network of contacts to provide us with our principal source of investment opportunities.

Our investment adviser is led by Jonathan H. Cohen, our Chief Executive Officer and Saul B. Rosenthal, our President. Messrs. Cohen and Rosenthal are assisted by Darryl M. Monasebian and Hari Srinivasan, who serve as Executive Vice President and Managing Director for Oxford Lane Management, respectively. We consider Messrs. Cohen, Rosenthal, Monasebian and Srinivasan to be Oxford Lane Management’s senior investment team.

Messrs. Cohen and Rosenthal, together with the other members of Oxford Lane Management’s investment team, have developed an infrastructure that we believe provides Oxford Lane Capital with a competitive advantage in locating and acquiring attractive Senior Loans and CLO investments.

Charles M. Royce is a non-managing member of Oxford Lane Management. Mr. Royce has served as President since 1972, and a member of the Board of Managers since 2001, of Royce & Associates, LLC (“Royce & Associates”). He also serves as Royce & Associates’ Co-Chief Investment Officer and manages or co-manages twelve of Royce & Associates’ open- and closed-end registered funds. Mr. Royce currently serves on the Board of Directors of The Royce Funds and TICC Capital Corp. Mr. Royce is also a non-managing member of TICC Management, LLC, the investment adviser for TICC Capital Corp. Mr. Royce, as a non-managing member of Oxford Lane Management, does not take part in the management or participate in the operations of Oxford Lane Management; however, Mr. Royce may be available from time to time to Oxford Lane Management to provide certain consulting services without compensation. Royce & Associates is a wholly owned subsidiary of Legg Mason, Inc.

In addition, we will pay BDC Partners, an affiliate of Oxford Lane Management, our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under an administration agreement by and among us and BDC Partners (the “Administration Agreement”), including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our Chief Financial Officer, Chief Compliance Officer and any administrative support staff. These arrangements will create conflicts of interest that our Board of Directors must monitor.

Investment Focus

Our investment objective is to maximize our portfolio’s total return. We have initially implemented our investment objective by investing principally in the equity and junior debt tranches of CLO vehicles, which are collateralized primarily by a diverse portfolio of leveraged corporate loans, and which generally have very little or no exposure to real estate or mortgage loans or to pools of consumer-based debt, such as credit card receivables or auto loans. Our investment strategy may also include warehouse facilities, which are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle. We may invest in securities issued by foreign entities, including foreign CLO vehicles.

The CLO investments we currently hold in our portfolio generally represent either a residual economic interest, in the case of an equity tranche, or a debt investment collateralized by a portfolio of Senior Loans. The value of our CLO investments generally depend on both the quality and nature of the underlying portfolio it references and also on the specific structural characteristics of the CLO itself, both of which are described below.

CLO Structural Elements

Structurally, CLO vehicles are entities that were formed to originate and manage a portfolio of loans. The loans within the CLO vehicle are limited to loans which meet established credit criteria and are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit.

A CLO vehicle is formed by raising multiple “tranches” of debt (with the most senior tranches being rated “AAA” to the most junior tranches typically being rated “BB” or “B”) and equity. As interest payments are received the CLO vehicle makes contractual interest payments to each tranche of debt based on their seniority. If there are funds remaining after each tranche of debt receives its contractual interest rate and the CLO vehicle meets or exceeds required collateral coverage levels (or other similar covenants) the remaining funds may be paid to the equity tranche. The contractual provisions setting out this order of payments are set out in detail in the CLO vehicle’s indenture. These provisions are referred to as the “priority of payments” or the “waterfall” and determine any other obligations that may be required to be paid ahead of payments of interest and principal on the securities issued by a CLO vehicle. In addition, for payments to be made to each tranche, after the most senior tranche of debt, there are various tests which must be complied with, which are different for each CLO vehicle.

CLO indentures typically provide for adjustments to the priority of payments in the event that certain cashflow or collateral requirements are not maintained. The collateral quality tests that may divert cashflows in the priority of payments are predominantly determined by reference to the par values of the underlying loans, rather than their current market values. Accordingly, we believe that CLO equity and junior debt investments allow investors to gain diversified exposure to the Senior Loan market on a levered basis without being structurally subject to mark-to-market price fluctuations of the underlying loans. As such, although the current valuations of CLO equity and junior debt tranches are expected to fluctuate based on price changes within the loan market, interest rate movements and other macroeconomic factors, those tranches will generally be expected to continue to receive distributions from the CLO vehicle periodically so long as the underlying portfolio does not suffer defaults, realized losses or other covenant violations sufficient to trigger changes in the waterfall allocations. We therefore believe that an investment portfolio consisting of CLO equity and junior debt investments of this type has the ability to provide attractive risk-adjusted rates of return.

The diagram below is for illustrative purposes only. The CLO structure highlighted below is only a hypothetical structure and structures among CLO vehicles in which we may invest may vary substantially from the hypothetical example set forth below.

The Syndicated Senior Loan Market

We believe that the syndicated leveraged corporate loan market is relatively large and remains largely inaccessible to a significant portion of investors that are not lenders or approved institutions. The CLO market also permits exposure to syndicated Senior Loans, but this market is almost exclusively private and predominantly institutional.

The Senior Loan market is characterized by various factors, including:

•	Seniority. A Senior Loan typically ranks senior in a company’s capital structure to all other forms of debt or equity. As such, that loan maintains the senior-most claim on the company’s assets and cash flow, and, we believe should, all other things being equal, offer the prospect of a relatively more stable and lower-risk holding.
•	Floating rate instruments. A Senior Loan typically contains a floating versus a fixed interest rate, which we believe provides some measure of protection against the risk of interest rate fluctuation.
•	Frequency of interest payments. A Senior Loan typically provides for scheduled interest payments no less frequently than quarterly.

In the current environment, we believe the above attributes seem particularly desirable.

Investment Opportunity

Despite strength across the credit markets broadly, we believe that the market for CLO-related assets continues to provide us with the opportunity to generate attractive risk adjusted returns within our strategy. We believe that a number of factors support this conclusion, including:

—	We believe that the long-term and relatively low-cost capital that many CLO vehicles have secured, compared with current asset spreads and associated LIBOR floors, have created opportunities to purchase certain CLO equity and junior debt instruments that may produce attractive risk-adjusted returns. Although yields on Senior Loans have generally decreased since mid-2010, we believe that CLO equity and junior debt instruments still offer attractive risk-adjusted returns.
—	We believe that CLO equity and junior debt have generally become more liquid since mid-2009. From late 2007 through mid-2009, these assets traded less frequently. We believe that greater liquidity in this market has created more opportunities to select among various CLO debt and equity instruments.

1.	The par amount outstanding of the S&P/LSTA Leveraged Loan Index (which represents a significant amount of the syndicated leveraged corporate loan market) was approximately $681.7 billion as of December 31, 2013.

—	We believe that investing in CLO securities, and CLO equity instruments in particular, requires a high level of research and analysis. We believe that typically this analysis can only be adequately conducted by knowledgeable market participants since that analysis tends to be highly specialized.
—	We believe that a stronger credit market for Senior Loans has reduced the risk of collateral coverage test violations across many CLO structures, thereby reducing the risk that current cash distributions otherwise payable to junior debt tranches and/or equity will be diverted under the priority of payments to pay down the more senior obligations in various CLO structures.
—	We believe that the US CLO market is relatively large with total capital outstanding of approximately $276 billion.(1) We estimate that the amount outstanding of the junior-most debt tranches (specifically the tranches originally rated “BB” and “B”) and equity tranches together are approximately $47 billion.

In addition to reviewing the junior debt and equity tranches of pre-2008 vintage CLOs, we have analyzed post-2010 CLOs (in both the primary and secondary markets) given the recent increase in new CLO issuance. From January 1, 2013 to December 31, 2013, CLOs closed stood at approximately $82 billion across 171(2) deals (compared to approximately $54 billion for 2012).(3)

While the post-2010 CLOs generally have a higher cost of capital (which may result in lower returns for the equity investors in those CLOs) compared to pre-2008 CLOs, they may offer certain attractive structural features (including, in certain cases, better credit enhancement and lower leverage) and stronger collateral packages. We believe there are currently a significant number of these investment opportunities to consider and we have and continue to make investments in post-2010 CLOs.

We continue to review a large number of CLO investment vehicles in the current market environment, and we expect that the majority of our portfolio holdings, over the near to intermediate-term, will continue to be focused on CLO debt and equity securities, with the more significant focus over the near-term on CLO equity securities.

Summary Risk Factors

The value of our assets, as well as the market price of our securities, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in Oxford Lane Capital involves other risks, including the following:

•	We have a limited operating history as a closed-end investment company;
•	We are dependent upon Oxford Lane Management’s key personnel for our future success;
•	Our incentive fee structure and the formula for calculating the fee payable to Oxford Lane Management may incentivize Oxford Lane Management to pursue speculative investments, use leverage when it may be unwise to do so, or refrain from de-levering when it would otherwise be appropriate to do so;
•	A general increase in interest rates will likely have the effect of making it easier for our investment adviser to receive incentive fees, without necessarily resulting in an increase in our net earnings due to the “catch up” feature of the incentive fee;
•	CLO vehicles are very highly levered (typically 10 – 14 times), and therefore the junior debt and equity instruments in which we invest are subject to a higher degree of risk of total loss;
•	Our portfolio of investments may lack diversification among CLO vehicles which may subject us to a risk of significant loss if one or more of these CLO vehicles experiences a high level of defaults on its underlying Senior Loans;
•	The Senior Loan portfolios of the CLO vehicles in which we will invest may be concentrated in a

1.	January 24, 2014. Source: RBS, Intex.
2.	Source: RBS.
3.	Source: Nomura Securities International, Inc.

limited number of industries, which may subject those vehicles, and in turn us, to a risk of significant loss if there is a downturn in a particular industry in which a number of our CLO vehicles’ investments are concentrated;
•	Our financial results may be affected adversely if one or more of our significant equity or junior debt investments in such CLO vehicles defaults on its payment obligations or fails to perform as we expect;
•	Investing in CLO vehicles and other high-yield corporate credits involves a variety of risks, any of which may adversely impact our performance;
•	Our equity investment distributions from CLO vehicles will be materially reduced if three month LIBOR increases modestly;
•	A disruption or downturn in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business;
•	We may borrow money and have issued preferred stock to leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us;
•	Our investment portfolio will be recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there will be uncertainty as to the value of our portfolio investments;
•	We may experience fluctuations in our quarterly results;
•	We will become subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code;
•	Common shares of closed-end management investment companies, including Oxford Lane Capital, have in the past frequently traded at discounts to their net asset values, and we cannot assure you that the market price of shares of our common stock will not decline below our net asset value per share;
•	Our common stock price may be volatile and may decrease substantially;
•	There is a risk that our stockholders may not receive distributions or that our distributions may not grow or may be reduced over time;
•	Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage;
•	The market price of our common stock may decline following this offering and our shares of common stock may trade at significant discounts from net asset value;
•	Any amounts that we use to service our indebtedness or preferred dividends, or that we use to redeem our preferred stock, will not be available for distributions to our common stockholders.
•	Our common stock is subject to a risk of subordination relative to holders of our debt instruments and holders of our preferred stock.
•	Holders of our preferred stock have the right to elect two members of our Board of Directors and class voting rights on certain matters.

See “Risk Factors” beginning on page S-16 of this prospectus supplement and page 17 of the accompanying prospectus. In addition, the other information included in this prospectus supplement and the accompanying prospectus contains a discussion of factors you should carefully consider before deciding to invest in our Preferred Stock.

Operating and Regulatory Structure

Oxford Lane Capital is a Maryland corporation that is a non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end fund, we are required to meet regulatory tests. See “Regulation as a Registered Closed-End Investment Company.” We may also borrow funds to make investments. In addition, we have elected to be treated for federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code. See “Material U.S. Federal Income Tax Considerations.”

Our investment activities are managed by Oxford Lane Management and supervised by our Board of Directors. Oxford Lane Management is an investment adviser that is registered under the Advisers Act. Under our Investment Advisory Agreement, we have agreed to pay Oxford Lane Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory Agreement.” We have also entered into an administration agreement with BDC Partners, which we refer to as the Administration Agreement, under which we have agreed to reimburse BDC Partners for our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. See “Administration Agreement.”

BDC Partners also serves as the managing member of Oxford Lane Management. Messrs. Cohen and Rosenthal, in turn, serve as the managing member and non-managing member, respectively, of BDC Partners.

Recent Developments

Rights Offering

Our non-transferable rights offering to our stockholders of record as of 5:00 p.m., New York City time, on February 4, 2014 expired at 5:00 p.m., New York City time, on March 3, 2014. The rights entitled holders of rights to subscribe for an aggregate of up to 4,021,373 shares of our common stock. Record date stockholders received one right for each share of common stock owned on the record date. The rights entitled the holder to purchase one new share of common stock for every two rights held and record date stockholders who fully exercised their rights were entitled to subscribe, subject to certain limitations and pro-rata allocation, for additional shares that remain unsubscribed as a result of any unexercised rights. The subscription price per share was $17.00. The net proceeds from this rights offering, after deducting the fee payable to the dealer managers and offering expenses, is expected to be approximately $65.3 million, which we expect to receive on or about March 10, 2014. In connection with this rights offering, Deutsche Bank Securities Inc. and Ladenburg Thalmann & Co. Inc., the dealer managers for the rights offering, will receive a fee for their financial advisory, marketing and soliciting services equal to 4.0% of the subscription price per share for each share issued pursuant to the exercise of rights, including pursuant to the over-subscription privilege. We estimate that we will incur offering expenses of approximately $335,000 in connection with this rights offering.

Financial Results as of December 31, 2013

The Company’s unaudited net asset value per share as of December 31, 2013 was $16.69, based upon net assets of $128.8 million.

The Company’s total assets at December 31, 2013 were $208.0 million, up from $145.9 million at March 31, 2013. For the nine month period, GAAP net investment income for reporting purposes was $7.3 million, and the net increase in net assets from operations was $16.5 million, including realized gains of $7.1 million and unrealized appreciation of $2.1 million.

The Company’s dividend distribution policy is based upon its estimates of the ultimate taxable earnings for each respective period, which are based upon the cash flows for each investment. The final taxable amounts cannot be known until the tax return is filed, but the Company’s experience has been that cash flows have historically represented a reasonable estimate of taxable earnings.

The Company estimates that its distributable net investment income for the nine month period ended December 31, 2013 approximates $14.2 million, calculated on a taxable basis, compared to dividend distributions of $12.6 million.

There may be significant differences between the Company’s GAAP earnings and its taxable earnings, particularly related to CLO equity investments where its taxable earnings are based upon distributable earnings and GAAP earnings are based upon an effective yield calculation. In general, the Company currently expects its taxable earnings to be higher than its reportable GAAP earnings.

Investment Portfolio Update

As of December 31, 2013, the Company’s investment portfolio stood at $194.3 million, at fair value, composed of 88% CLO equity across 28 different CLO structures and 12% CLO debt across 6 different CLO structures. The top 10 aggregate industry exposures of the CLO vehicles represent approximately 58.3% of combined investments as of December 31, 2013. The top 10 aggregate single obligor investments represent approximately 6.4% of combined investments as of December 31, 2013.

The Company had approximately $149.9 million of cash income producing securities, both debt and equity, which generated approximately $9.8 million of distributions for the quarter ended December 31, 2013. The Company had approximately $40.4 million of CLO equity securities which were not cash income producing for the quarter ended December 31, 2013 (due to the “ramp up” period for those investments), but all of which are currently projected to be cash income producing and to make their inaugural distribution payments no later than the quarter ended March 31, 2014.

From June 2009 through December 31, 2013, the Company’s management team has made over $500 million of aggregate cash investments in over 125 CLO investments with aggregate par value over $650 million (including investments made at affiliated entities).

CLO Equity Investment Highlights

(FYE March 31, $ in millions)	Q3-14	Q2-14	Q1-14	Q4-13	Q3-13	Q2-13
Cash income producing CLO equity at original cost(1)	$128.7	$85.2	$51.8	$34.6	$33.4	$33.4
Non-cash income producing CLO equity at original cost(2)	40.4	35.5	36.9	46.1	4.7	—
Total CLO Equity(1)	$169.1	$120.7	$88.7	$80.7	$38.1	$33.4
% CLO 2.0 Equity(3)	79.7%	80.9%	69.6%	65.3%	26.5%	16.0%
% CLO 1.0 Equity(3)	20.3%	19.1%	30.4%	34.7%	73.5%	84.0%

Breakdown of Non-cash Income Producing CLO Equity as of September 30, 2013(2)

($ in millions)
Inaugural distribution payment by March 31, 2014	$40.4
Total non-cash income producing CLO equity at original cost	$40.4

(1)	Includes CLO equity investments which made a distribution payment to the Company during the quarter but were sold before quarter end (approximately $3.8 million for the quarter ended December 31, 2013 and approximately $3.5 million for the quarter ended September 30, 2013).
(2)	Represents CLO equity investments which did not make a distribution payment to the Company during the quarter. It can generally take up to two quarters to receive the inaugural distribution payment from the time a CLO equity investment is purchased by the Company in the primary market.
(3)	Percentage as of quarter end at cost.

Direct Registered Offering

On January 9, 2014, we sold 325,000 shares of our common stock at $16.75 per share in a direct registered offering to an institutional investor. The net proceeds of the offering were approximately $5.3 million. We did not retain any underwriter or placement agent, and did not pay any commission or underwriting discount in connection with this offering.

Dividend

On February 5, 2014, our Board of Directors declared the dividends which are payable on the Series 2017 and Series 2023 Term Preferred Shares for the months of March 2014, April 2014 and May 2014.

On November 26, 2013, our Board of Directors declared a fourth fiscal quarter dividend of $0.60 per common share, payable on March 31, 2014 to shareholders of record as of March 17, 2014. Additionally, our Board of Directors declared a special dividend of $0.10 per common share, payable on March 31, 2014 to shareholders of record as of March 17, 2014.

On November 6, 2013, our Board of Directors declared a third fiscal quarter dividend of $0.55 per share, which was paid on December 31, 2013 to shareholders of record as of December 17, 2013.

On November 6, 2013, our Board of Directors declared the dividends which were paid on the Series 2017 and Series 2023 Term Preferred Shares for the months of December 2013, January 2014 and February 2014.

“At the Market” Offering

We have entered into an equity distribution agreement, dated August 28, 2013, with Ladenburg Thalmann & Co. Inc. pursuant to which we may offer and sell shares of our common stock having an aggregate offering price of up to $45,000,000 from time to time through Ladenburg Thalmann & Co. Inc., as our sales agent. Sales of our common stock, if any, under this equity distribution agreement may be made in negotiated transactions or transactions that are deemed to be “at the market,” as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the NASDAQ Global Select Market or similar securities exchange or sales made to or through a market maker other than on an exchange, at prices related to the prevailing market prices or at negotiated prices. Ladenburg Thalmann & Co. Inc. will receive a commission from us equal to 2.0% of the gross sales price of any shares of our common stock sold through Ladenburg Thalmann & Co. Inc. under the equity distribution agreement and we have agreed to reimburse Ladenburg Thalmann & Co. Inc. for its reasonable out-of-pocket expenses, including fees and disbursements of counsel, incurred by Ladenburg Thalmann & Co. Inc. in connection with the “at the market” offering; provided that such reimbursements shall not exceed $50,000. As of March 7, 2014, we have not sold any shares through this “at the market” offering.

THE OFFERING

Common stock offered by us
2,350,000 shares (plus up to an additional 352,500 shares of common stock that we may issue and sell upon the exercise of the underwriter’s option to purchase additional shares of our common stock in full).
Common stock outstanding prior to this offering
8,042,746 shares
Common Stock to be outstanding after this offering (assuming no exercise of the underwriter’s option to purchase 352,500 shares of our common stock)
14,414,119 shares (includes 4,021,373 shares of our common stock expected to be issued in connection with our rights offering that expired on March 3, 2014).
Use of proceeds
We intend to use the net proceeds from this offering for acquiring investments in accordance with our investment objective and strategies described in this prospectus supplement and for general working capital purposes. Pending these uses, we will invest such net proceeds primarily in cash, cash equivalents, and U.S. government securities or other high-quality debt investments that mature in one year or less from the date of investment. The management fee payable by us to our investment adviser will not be reduced while our assets are invested in such securities. See “Use of Proceeds.”
Distribution
Assuming that this offering closes on or before March 17, 2014, purchasers of shares in this offering should expect to receive the quarterly dividend ($0.60 per share) and special dividend ($0.10 per share) payable on March 31, 2014 to holders of record on March 17, 2014. To the extent that we have income available, we intend to distribute quarterly dividends to our stockholders. The amount of our dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. See “Price Range of Common Stock and Distributions” in this prospectus supplement.
Taxation
We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC tax status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Price Range of Common Stock and Distributions” in this prospectus supplement and “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus.
NASDAQ Global Select Market symbol of Common Stock
“OXLC”
Risk factors
An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. See “Risk Factors” beginning on pages S-16 and 17 of this prospectus supplement and the accompanying prospectus, respectively, to read about factors you should consider, including the risk of leverage, before investing in our common stock.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus supplement and the accompanying prospectus contains a reference to fees or expenses paid by “us” or “Oxford Lane Capital,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in Oxford Lane Capital Corp.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)		%(1)
Offering expenses borne by us (as a percentage of offering price)		%(2)
Dividend reinvestment plan expenses	None	(3)
Total stockholder transaction expenses (as a percentage of offering price)		%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	3.11	%(4)
Incentive fees payable under our investment advisory agreement	0.87	%(5)
Interest payments on borrowed funds	0.00	%(6)
Preferred Stock Dividend Payment	4.19	%(7)
Other expenses (estimated)	0.87	%(8)
Acquired fund fees and expenses (estimated)	3.69	%(9)
Total annual expenses (estimated)	12.73%

Example

The following example, required by the SEC, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we assumed we would maintain the current amount of leverage, that our operating expenses would remain at the levels set forth in the table above, that we pay the transaction expenses set forth in the table above, including a sales load of    % paid by you (the commission to be paid by us with respect to common stock sold by us in this offering).

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5.0% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is nonetheless included in the example for illustrative purposes based upon the estimated annual expenses relating thereto as set forth above. If we achieve sufficient returns on our investments to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. Also, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

(1)	Represents the sales load (underwriting discounts and commissions) which we will pay with respect to the shares of our common stock sold by us in this offering. Oxford Lane Management may bear a portion of the sales load in connection with the shares of our common stock sold in this offering, which is not reflected in the above table and which will not be subject to reimbursement by us.

(2)	The offering expenses of this offering are estimated to be approximately $280,000.
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”
(4)	Assumes gross assets of $303.0 million and $106.6 million of leverage (including $15.8 million of preferred stock with a preferred rate of 8.50% per annum issued in November 2012 and an aggregate of $65.8 million of preferred stock with a preferred rate of 7.50% per annum issued in June, July and November 2013, and assumes an additional $25.0 million in such preferred stock, and reflects the direct registered offering of 325,000 shares of common stock on January 9, 2014 as well as the issuance of 4,021,373 shares in connection with our rights offering that expired on March 3, 2014), and assumes net assets of $194.6 million. The above calculation reflects our base management fee as a percentage of our net assets. Our base management fee under the Investment Advisory Agreement, however, is based on our gross assets, which is defined as all the assets of Oxford Lane Capital, including those acquired using borrowings for investment purposes. As a result, to the extent we use leverage, it would have the effect of increasing our base management fee as a percentage of our net assets. See “Investment Advisory Agreement” in the accompanying prospectus.
(5)	Amount reflects the estimated annual incentive fees payable to our investment adviser, Oxford Lane Management, during the fiscal year following this offering. The estimate assumes that the incentive fee earned will be proportional to the fee earned during the fiscal six-month period ended September 30, 2013. Based on our current business plan, we anticipate that substantially all of the net proceeds of this offering will be invested within three months depending on the availability of investment opportunities that are consistent with our investment objective and other market conditions. We expect that it will take approximately one to three months to invest all of the proceeds of this offering, in part because equity and junior debt investments in CLO vehicles require substantial due diligence prior to investment.

The incentive fee, which is payable quarterly in arrears, equals 20.0% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” that exceeds a 1.75% quarterly (7.0% annualized) hurdle rate, which we refer to as the Hurdle, subject to a “catch-up” provision measured at the end of each calendar quarter. The incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to our investment adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle of 1.75%;
•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20.0% of our Pre-Incentive Fee Net Investment Income, as if a Hurdle did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter; and
•	20.0% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser (once the Hurdle is reached and the catch-up is achieved, 20.0% of all Pre-Incentive Fee Investment Income thereafter is allocated to our investment adviser).

No incentive fee is payable to our investment adviser on realized capital gains. For a more detailed discussion of the calculation of this fee, see “Investment Advisory Agreement” in the accompanying prospectus.

(6)	Assumes that we maintain our current level of no outstanding borrowings as of September 30, 2013 other than preferred stock (we presently have $15.8 million of preferred stock outstanding with a preferred rate equal to 8.5% per annum issued in November 2012, and an aggregate of $65.8 million of preferred stock with a preferred rate of 7.50% per annum issued in June, July and November 2013), which may be considered a form of leverage. We may issue additional shares of preferred stock pursuant to the registration statement of which the accompanying prospectus forms a part. In the event we were to issue preferred stock, our borrowing costs, and correspondingly our total annual expenses, including our base management fee as a percentage of our net assets, would increase. See also note 7 below.
(7)	Assumes that we continue to have $15.8 million of preferred stock outstanding with a preferred rate equal to 8.5% per annum issued in November 2012, and an aggregate of $65.8 million of preferred stock with a preferred rate of 7.50% per annum issued in June, July and November 2013, and that we issue an additional $25.0 million of such preferred stock.
(8)	“Other expenses” ($1.7 million) assumes that other expenses for the year will be proportional to other expenses incurred during the fiscal six-month period ended September 30, 2013.
(9)	Reflects the estimated annual collateral manager fees that will be indirectly incurred by us in connection with our investments in CLO equity tranches during the twelve months following the date of this prospectus supplement, assuming the CLO equity investments held as of September 30, 2013 and net assets of $194.6 million. Collateral manager fees are charged on the total assets of the CLO vehicle, including the assets acquired with borrowed funds, but are assumed to be paid from the residual cash flows after interest payments to the senior debt tranches. Therefore, these collateral manager fees (which are generally 0.50% to 0.55% of total assets) are effectively much higher when allocated only to the equity tranches. The debt tranches that we hold generally are not deemed to pay any such collateral manager fees. The calculation does not include any other operating expense ratios of the CLO vehicles, as these amounts are not routinely reported to shareholders on a basis consistent with this methodology; however, it is estimated that additional operating expenses of approximately 0.5% to 1.0% could be incurred. As a result of our investments in such CLO equity investments, our stockholders will be required to pay two levels of fees and expenses in connection with their investment in our common stock, including fees payable under our Investment Advisory Agreement and fees and expenses charged to us on the CLO equity tranches in which we are invested.

RISK FACTORS

Investing in our common stock involves a number of significant risks. Before you invest in our common stock, you should be aware of various risks, including those described below and those set forth in the accompanying prospectus. You should carefully consider these risk factors, together with all of the other information included in this prospectus supplement and the accompanying prospectus, before you decide whether to make an additional investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment. The risk factors described below, together with those set forth in the accompanying prospectus, are the principal risk factors associated with an investment in us as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours.

The market price of our common stock may decline following this offering and our shares of common stock may trade at significant discounts from net asset value.

Shares of closed-end investment companies frequently trade at a market price that is less than the net asset value that is attributable to those shares. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. Our common stock has traded from time to time, and may in the future trade, at prices below our then current net asset value. It is not possible to predict whether any shares of common stock will trade at, above, or below net asset value in the future. The risk of loss associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell shares of common stock purchased in the offering soon after this offering.

Our equity investment distributions from CLO vehicles will be materially reduced if three month LIBOR increases modestly.

A modest increase in LIBOR will materially increase the CLO vehicles’ financing costs. Since most of the collateral positions within the CLO investments have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in materially smaller distribution payments to the equity investors.

Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.

Although we have no current intention to do so, we may in the future issue debt securities or additional shares of preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a registered closed-end management investment company, to issue senior securities representing indebtedness so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, is at least 300% after each issuance of such senior securities. In addition, we will be permitted to issue additional shares of preferred stock so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock, is at least 200% after each issuance of such preferred stock. If the value of our assets declines, we may be unable to satisfy these test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness or redeem outstanding shares of preferred stock, in each case at a time when doing so may be disadvantageous. Also, any amounts that we use to service our indebtedness or preferred dividends would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue additional preferred stock, the preferred stock would continue to rank “senior” to common stock in our capital structure, preferred stockholders would continue to have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of additional shares of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

We are not generally able to issue and sell our common stock at a price below net asset value per share, other than in connection with a rights offering to our existing stockholders. We may, however, sell our common stock at a price below the then-current net asset value per share of our common stock if our Board of Directors determines that such sale is in the best interests of Oxford Lane Capital and our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more common stock, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

We may borrow money and/or issue preferred stock to leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.

The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our securities. We presently have $15.8 million of preferred stock outstanding with a preferred rate equal to 8.5% per annum issued in November 2012, and an aggregate of $65.8 million of preferred stock with a preferred rate of 7.50% per annum issued in June, July and November 2013. Although we have no current intention to do so, we may borrow from and issue senior securities, including additional shares of preferred stock, to banks, insurance companies and other lenders in the future. Holders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make dividend payments on our common stock. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to our investment adviser, Oxford Lane Management, will be payable based on our gross assets, including those assets acquired through the use of leverage, Oxford Lane Management will have a financial incentive to incur leverage which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to Oxford Lane Management.

As a registered closed-end management investment company, we will generally be required to meet an asset coverage ratio with respect to our outstanding senior securities representing indebtedness, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, of at least 300% after each issuance of senior securities representing indebtedness. In addition, we will generally be required to meet an asset coverage ratio with respect to our outstanding preferred stock, as defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock, of at least 200% immediately after each issuance of such preferred stock. If this ratio declines, we may not be able to incur additional debt or issue additional shares of preferred stock and could be required by law to sell a portion of our investments to repay some debt or redeem some preferred stock when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on our investment adviser’s and our Board of Directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

In addition, any debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

Uncertainty relating to the LIBOR calculation process may adversely affect the value of our portfolio of the LIBOR-indexed, floating-rate debt securities.

Concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (“BBA”) in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

Actions by the BBA, regulators or law enforcement agencies may result in changes to the manner in which LIBOR is determined. Uncertainty as to the nature of such potential changes may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This prospectus supplement and the accompanying prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our company, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;
•	our business prospects and the prospects of a CLO vehicle’s portfolio companies;
•	the impact of investments that we expect to make;
•	our contractual arrangements and relationships with third parties;
•	the dependence of our future success on the general economy and its impact on the industries in which we invest;
•	the ability of a CLO vehicle’s portfolio companies to achieve their objectives;
•	our expected financings and investments;
•	the adequacy of our cash resources and working capital; and
•	the timing of cash flows, if any, from our investments.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair the ability of a CLO vehicle’s portfolio companies to continue to operate, which could lead to the loss of some or all of our investment in such CLO vehicle;
•	a contraction of available credit and/or an inability to access the equity markets could impair our investment activities;
•	interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;
•	currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars; and
•	the risks, uncertainties and other factors we identify in “Risk Factors” in the accompanying prospectus and elsewhere in this prospectus supplement, the accompanying prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus supplement or the accompanying prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” in the accompanying prospectus and elsewhere in this prospectus supplement and the accompanying prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the respective dates of this prospectus supplement and the accompanying prospectus. However, we will update this prospectus supplement and the accompanying prospectus to reflect any material changes to the information contained herein. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, or the “Securities Act.”

USE OF PROCEEDS

The net proceeds from our sale of the 2,350,000 shares of common stock in this offering are estimated to be approximately $    million, or approximately $    million if the underwriter’s option to purchase up to 352,500 additional shares is exercised in full, at a public offering price of $     per share, and after deducting the sales load (underwriting discounts and commissions) and estimated offering expenses payable by us. Oxford Lane Management may bear a portion of the sales load in connection with the shares of our common stock sold in this offering, which will not be subject to reimbursement by us.

We intend to use the net proceeds from the sale of our securities pursuant to this prospectus supplement for acquiring investments in accordance with our investment objective and strategies described in this prospectus supplement and for general working capital purposes. We may also pay operating expenses, including advisory and administrative fees and expenses, from the net proceeds of this offering.

We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within approximately three months from the consummation of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace.

Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation as a Closed-End Investment Company — Temporary Investments” in the accompanying prospectus for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NASDAQ Global Select Market under the symbol “OXLC.” The following table sets forth, for each fiscal quarter since our initial public offering, the net asset value (“NAV”) per share of our common stock, the high and low intraday sales prices for our common stock, such sales prices as a percentage of NAV per share and quarterly distributions per share.

		Price Range
	NAV(1)	High	Low	Premium/ Discount of High Sales Price to NAV(2)	Premium/ Discount of Low Sales Price to NAV(2)	Cash Distributions Per Share(3)
Fiscal 2014
Fourth Quarter (through March 7, 2014)	*	$19.18	$17.10	*	*	$0.70	(4)
Third Quarter	$16.69	$17.70	$14.76	6%	(12%)	$0.55
Second Quarter	$16.13	$16.75	$14.95	4%	(7%)	$0.55
First Quarter	$15.71	$18.56	$15.15	18%	(4%)	$0.55
Fiscal 2013
Fourth Quarter	$16.20	$16.30	$14.99	1%	(7%)	$0.55
Third Quarter	$17.41	$16.80	$14.70	(4%)	(16%)	$0.55
Second Quarter	$17.13	$16.79	$14.00	(2%)	(18%)	$0.55
First Quarter	$14.60	$15.00	$13.49	3%	(8%)	$0.55
Fiscal 2012
Fourth Quarter	$17.05	$16.50	$13.30	(3%)	(22%)	$0.55
Third Quarter	$15.08	$14.98	$12.06	(1%)	(20%)	$0.50
Second Quarter	$15.14	$18.74	$13.05	24%	(14%)	$0.50
First Quarter	$17.44	$20.00	$17.61	15%	1%	$0.50

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(2)	Calculated as the respective high or low intraday sales price divided by NAV.
(3)	Represents the cash distribution payable in the specified quarter.
(4)	Consists of $0.60 per share regular quarterly dividend and $0.10 per share special dividend.
*	Not determinable at the time of filing.

On March 7, 2014, the last reported sales price of our common stock was $17.75 per share. As of March 7, 2014, we had 82 shareholders of record of our common stock.

Shares of closed-end management investment companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. Since our initial public offering, shares of our common stock have traded at a discount and at a premium to the net assets attributable to those shares. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

To the extent that we have income available, we intend to distribute quarterly dividends to our stockholders. Our quarterly dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. The following table reflects the cash distributions per share that we have declared on our common stock to date:

Date Declared	Record Date	Payment Date	Amount(1)
Fiscal 2014
November 26, 2013	March 17, 2014	March 31, 2014	$0.60
November 26, 2013	March 17, 2014	March 31, 2014	0.10	(2)
November 6, 2013	December 17, 2013	December 31, 2013	0.55
July 24, 2013	September 16, 2013	September 30, 2013	0.55
May 22, 2013	June 14, 2013	June 28, 2013	0.55
Total (2014)			2.35
Fiscal 2013
February 6, 2013	March 15, 2013	March 29, 2013	0.55
October 23, 2012	December 17, 2012	December 31, 2012	0.55
July 31, 2012	September 14, 2012	September 28, 2012	0.55
May 22, 2012	June 15, 2012	June 29, 2012	0.55
Total (2013)			2.20
Fiscal 2012
January 25, 2012	March 16, 2012	March 30, 2012	0.55
October 24, 2011	December 16, 2011	December 30, 2011	0.50
July 22, 2011	September 16, 2011	September 30, 2011	0.50
April 6, 2011	June 16, 2011	June 30, 2011	0.50
Total (2012)			2.05
Fiscal 2011
March 7, 2011	March 21, 2011	April 1, 2011	0.25
Total (2011)			0.25
			$6.85

(1)	All of our cash distributions to date were funded from net investment income, except approximately $0.07 per share and $0.40 per share of the distribution paid on June 29, 2012 and June 28, 2013, respectively, which was funded from long term capital gains.
(2)	Represents a special dividend for the fiscal year ended March 31, 2014.

For fiscal year 2013, we paid $459,228 in preferred dividends on the Series 2017 Term Preferred Shares; during the six month period ended September 30, 2013 we paid a total of $672,041 in such dividends. During the second quarter of fiscal 2014, we paid a total of $448,955 in preferred dividends on the Series 2023 Term Preferred Shares. During the third quarter of fiscal 2014, we paid a total of $336,021 and $956,491 in preferred dividends on the Series 2017 Term Preferred Shares and the Series 2023 Term Preferred Shares, respectively.

For accounting purposes the distributions declared on our common stock for the fiscal periods ended March 31, 2013, 2012 and 2011 were in excess of the reported earnings. However, as a RIC, earnings and distributions are determined on a tax basis. Furthermore, taxable earnings are determined according to tax regulations and differ from reported income for accounting purposes. For the fiscal periods ended March 31, 2013, 2012 and 2011, taxable earnings exceeded our distributions and there was no tax return of capital for these years. To the extent that taxable earnings for any fiscal year are less than the amount of the dividends paid during the year, there would be a tax return of capital to shareholders. Distributions in excess of current and accumulated taxable earnings and profits will generally not be taxable to the shareholders, because a tax return of capital represents a return of a portion of a shareholder’s original investment in our common stock to the extent of a shareholder’s basis in our stock. Generally, a tax return of capital will reduce an investor’s basis in our stock for federal tax purposes, which will result in the shareholder recognizing additional gain (or less loss) when the stock is sold. Assuming that a shareholder holds our stock as a capital asset, any such additional gain would be a capital gain. Shareholders should not assume that the source of all distributions is from our net profits and shareholders may periodically receive the payment of a dividend consisting of a return of capital. The tax character of any distributions will be determined after the end of the fiscal year. Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

We have elected to be treated, and intend to continue to qualify annually, as a RIC under Subchapter M of the Code beginning with our 2011 taxable year. To maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (1) 98% of our ordinary income for the calendar year; (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year; and, (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. In addition, although we currently intend to distribute realized net capital gains (i.e., net long term capital gains in excess of short term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated as if you had received an actual distribution of the capital gains we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Our current intention is to make any distributions in additional shares of our common stock under our dividend reinvestment plan out of assets legally available therefore, unless you elect to receive your dividends and/or long-term capital gains distributions in cash. See “Dividend Reinvestment Plan.” If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

CAPITALIZATION

The following table sets forth:

•	the actual capitalization of Oxford Lane Capital at September 30, 2013;
•	the pro forma capitalization of Oxford Lane Capital, reflecting (i) the sale of 1,767,770 shares of our Series 2023 Term Preferred Shares sold in November 2013, (ii) the issuance of 38,830 shares of common stock on December 31, 2013 pursuant to Oxford Lane Capital’s dividend reinvestment plan, (iii) the sale of 325,000 shares of common stock in a direct registered offering on January 9, 2014, and (iv) the sale of 4,021,373 shares of our common stock expected to be issued in the rights offering that expired on March 3, 2014 and our receipt of the estimated net proceeds from that sale; and
•	the adjusted capitalization of Oxford Lane Capital, reflecting the sale of 2,350,000 shares of our common stock in this offering at a public offering price of $ per share, after deducting the sales load (underwriting discounts and commissions) of approximately $ and estimated offering expenses of approximately $280,000 payable by us. Oxford Lane Management may bear a portion of the sales load in connection with the shares of our common stock sold in this offering, which is not reflected in the below table and which will not be subject to reimbursement by us.

This table should be read in conjunction with “Use of Proceeds” included in this prospectus supplement and our “Business” section and financial statements and notes thereto included in the accompanying prospectus.

	As of September 30, 2013
	Actual	Pro Forma(2)	As Adjusted(3)
Assets:
Total assets	$163,113,835	$274,140,880	$
Liabilities:
Mandatory redeemable Preferred Stock, par value $0.01 per share; 5,000,000 shares authorized, 1,494,450, 3,262,220 and 3,262,220 shares issued and outstanding, as adjusted, respectively(1)	37,361,250	77,136,075
Other liabilities	1,858,363	1,858,363
Total liabilities	39,219,613	78,994,438
Net Assets	$123,894,222	$195,146,442	$
Net Assets consist of:
Paid in capital	112,894,857	184,147,077
Net realized gain on investments	8,135,142	8,135,142
Net unrealized appreciation on investments	14,819,062	14,819,062
Distributions in excess of net investment income	(11,954,839)	(11,954,839)
Total net assets	$123,894,222	$195,146,442	$

(1)	Actual amount represents 632,450 shares of Series 2017 Term Preferred Shares and 862,000 Series 2023 Term Preferred Shares outstanding as of September 30, 2013.
(2)	Increase in assets in the “Pro Forma” column is due to cash from the proceeds of the sale of 1,767,770 shares of the Series 2023 Term Preferred Shares sold in November 2013 at a price of $22.50 per share (estimated net proceeds of $37,943,832), shares of common stock issued under Oxford Lane Capital’s dividend reinvestment plan on December 31, 2013 (38,830 shares, estimated net proceeds of $639,663), shares of common stock issued in a direct registered offering on January 9, 2014 (325,000 shares, estimated net proceeds of $5,318,750), and shares of common stock expected to be issued in the rights offering that expired on March 3, 2014 (4,021,373 shares, estimated net proceeds of $65,293,807) (collectively, the “Pro Forma Adjustments”).
(3)	Increase in assets in the “As Adjusted” column is due to the Pro Forma Adjustments and the cash from the net proceeds of this offering.

UNDERWRITING

Deutsche Bank Securities Inc. and Ladenburg Thalmann & Co. Inc. are acting as the bookrunning managers for this offering. Subject to the terms and conditions stated in the underwriting agreement dated the date of this prospectus supplement, the underwriters named below have agreed to purchase and we have agreed to sell to those underwriters, the number of shares of our common stock set forth opposite each underwriter’s name.

Underwriter	Shares
Deutsche Bank Securities Inc.
Ladenburg Thalmann & Co. Inc.
Total	2,350,000

The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the shares (other than those covered by the option described below) if they purchase any of the shares.

The underwriters propose to offer some of the shares directly to the public at the public offering price set forth on the cover page of this prospectus supplement and some of the shares to dealers at the public offering price less a concession not to exceed $     per share. The underwriting discount of $    per share is equal to    % of the initial offering price. If all of the shares are not sold at the initial offering price, the underwriters may change the public offering price and other selling terms. Investors must pay for any shares purchased on or before            , 2014. The underwriters have advised us that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

The underwriters hold an option, exercisable for 30 days from the date of this prospectus, to purchase up to an additional 352,500 shares at the public offering price less the underwriting discount. To the extent such option is exercised, each underwriter must purchase a number of additional shares approximately proportionate to that underwriter’s initial purchase commitment.

The Company, and each of our officers and directors, have agreed that, for a period of 90 days from the date of this prospectus supplement, the Company, and each of our officers and directors, will not, without the prior written consent of Deutsche Bank Securities Inc. offer, pledge, sell, contract to sell or otherwise dispose of or agree to sell or otherwise dispose of, directly or indirectly or hedge any shares of our common stock or any securities convertible into or exchangeable for shares of our common stock. Deutsche Bank Securities Inc., in its sole discretion may release any of the securities subject to this lock-up agreement at any time without notice.

The 90-day period in the preceding paragraph will be extended if (i) during the last 17 days of the 90-day period we issue an earnings release or material news or a material event relating to Oxford Lane Capital occurs or (ii) prior to the expiration of the 90-day period, we announce that we will release earnings results during the 16-day period beginning on the last day of the 90-day period, in which case the restrictions described in the preceding sentence will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event.

Our shares of common stock are listed on the NASDAQ Global Select Market under the symbol “OXLC.”

The following table shows the underwriting discounts to be paid to the underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares. In addition, we have agreed to reimburse Deutsche Bank Securities Inc. an aggregate amount up to $50,000 for its expenses incurred in connection with this offering. Oxford Lane Management may bear a portion of the sales load in connection with the shares of our common stock sold in this offering, which is not reflected in the following table and which will not be subject to reimbursement by us. This offering will conform with the requirements set forth in Financial Industry Regulatory Authority Rule

2310. The sum of all compensation to the underwriters in connection with this offering, including the underwriting discount, will not exceed 10% of the total public offering price of the shares sold in this offering.

	No Exercise	Full Exercise
Per Share	$	$
Total	$	$

Oxford Lane Capital and our investment adviser have each agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

The underwriters may make a market in the shares. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading market for, the shares as a result of any market-making activities undertaken by any underwriter. This prospectus supplement and the accompanying prospectus are to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering, Deutsche Bank Securities Inc. may purchase and sell shares of our common stock in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of shares in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of shares made in an amount up to the number of shares represented by the underwriters’ option described above. In determining the source of shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the option. Transactions to close out the covered syndicate short position involve either purchases of shares in the open market after the distribution has been completed or the exercise of the option. The underwriters may also make “naked” short sales of shares in excess of the option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of shares in the open market while the offering is in progress.

The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when Deutsche Bank Securities Inc. repurchases shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of preventing or retarding a decline in the market price of shares of our common stock. They may also cause the price of shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the NASDAQ Global Select Market, or in the over-the-counter market, or otherwise. If the underwriters commence any of these transactions, it may discontinue them at any time.

We estimate that our portion of the total expenses of this offering, excluding the underwriting discounts and commissions, will be approximately $280,000. We will pay fees and disbursements of counsel for the underwriters up to $10,000 (excluding filing fees) in connection with securing any required review by the Financial Regulatory Authority, Inc. of the terms of this offering.

A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. The underwriters may agree to allocate a number of shares for sale to its online brokerage account holders. The underwriters may make Internet distributions on the same basis as other allocations. In addition, shares may be sold by the underwriters to securities dealers who resell shares to online brokerage account holders.

Potential Conflicts of Interest

The underwriters and their affiliates have provided, or may in the future provide, various investment banking, commercial banking, financial advisory, brokerage and other services to us and our affiliates for which services they have received, and may in the future receive, customary fees and expense reimbursement. In connection with our initial public offering of common stock, which was consummated on January 25, 2011, Ladenburg Thalmann & Co. Inc. served as the sole book running manager. We paid underwriting discounts and commissions of $2,555,000 to the underwriters. In connection with our rights offering consummated in August 2011, Ladenburg Thalmann & Co. Inc. served as dealer manager, and we paid fees of $355,163 to Ladenburg Thalmann & Co. Inc. In connection with our rights offering consummated in April 2012, Ladenburg Thalmann & Co. Inc. served as co-dealer manager, and we paid fees of an aggregate of $1,379,549 to the co-dealer managers. In connection with our Series 2017 Term Preferred Shares offering consummated in November 2012, Ladenburg Thalmann & Co. Inc. served as joint book-running manager, and we paid fees of an aggregate of $711,506 to the joint book-running managers. In connection with our rights offering consummated in February 2013, Ladenburg Thalmann & Co. Inc. served as dealer manager, and we paid fees of an aggregate of $1,462,805 to the dealer manager. In connection with our preferred stock offering consummated in June 2013, Ladenburg Thalmann & Co. Inc. served as joint book-running manager, and we paid fees of an aggregate of $862,000 to the joint book-running managers. In connection with our “at the market” offering consummated in August 2013, Ladenburg Thalmann & Co. Inc. served as our sales agent, we have agreed to pay Ladenburg Thalmann & Co. Inc. a commission equal to 2.0% of the gross sales price of any shares of our common stock sold through Ladenburg Thalmann & Co. Inc. pursuant to this offering and to reimburse Ladenburg Thalmann & Co. Inc. up to $50,000 for reasonable out-of-pocket expenses. In connection with our preferred stock offering consummated in November 2013, Ladenburg Thalmann & Co. Inc. and Deutsche Bank Securities Inc. served as joint book-running managers, and we paid fees of an aggregate of $1,590,993 to the joint book-running managers. In connection with our rights offering that expired on March 3, 2014, Deutsche Bank Securities Inc. and Ladenburg Thalmann & Co. Inc. served as the co-dealer managers, and we paid fees of an aggregate of $2,734,534 to the co-dealer managers.

The underwriters and their affiliates may, from time to time, engage in transactions with and perform services for us in the ordinary course of their business for which they may receive customary fees and reimbursement of expenses. In the ordinary course of its various business activities, the underwriters and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own accounts and for the accounts of their customers and such investment and securities activities may involve securities and/or instruments of our company. The underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

The principal business address of Deutsche Bank Securities Inc. is 60 Wall Street, New York, New York 10005.

The principal business address of Ladenburg Thalmann & Co. Inc. is 570 Lexington Avenue, 12th Floor, New York, New York 10022.

Notice to Investors in the European Economic Area

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a Relevant Member State) an offer to the public of any shares which are the subject of the offering contemplated by this prospectus supplement may not be made in that Relevant Member State other than the offers contemplated in the prospectus once the prospectus has been approved by the competent authority in such Member State and published and passported in accordance with the Prospectus Directive as implemented in the Relevant Member State except that an offer to the public in that Relevant Member State of any shares may be made at any time under the following exemptions under the Prospectus Directive, if they have been implemented in that Relevant Member State:

•	to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

•	to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts;
•	by the underwriter to fewer than 100 natural or legal persons (other than qualified investors as defined in the Prospectus Directive) subject to obtaining the prior consent of the underwriter for any such offer; or
•	in any other circumstances falling within Article 3(2) of the Prospectus Directive,

provided that no such offer of shares shall result in a requirement for the publication by the Company or the underwriter of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer to the public” in relation to any shares in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and any shares to be offered so as to enable an investor to decide to purchase any shares, as the same may be varied in that member state by any measure implementing the Prospectus Directive in that member state and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

Notice to Investors in the United Kingdom

Deutsche Bank Securities Inc. has represented and agreed that (a) it has only communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000, or the FSMA, received by it in connection with the issue or sale of the shares (i) to investment professionals falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, or the Order, or (ii) to high net worth entities, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) and (d) of the Order, with all such persons together being referred to as relevant persons, and (b) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the shares of our common stock in, from or otherwise involving the United Kingdom. This prospectus supplement and its contents are confidential and should not be distributed, published or reproduced (in whole or in part) or disclosed by recipients to any other persons in the United Kingdom. Any person in the United Kingdom that is not a relevant person should not act or rely on this document or any of its contents.

Notice to Prospective Investors in Hong Kong

The shares may not be offered or sold in Hong Kong by means of any document other than (i) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap. 32, Laws of Hong Kong), or (ii) to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder, or (iii) in other circumstances which do not result in the document being a “prospectus” within the meaning of the Companies Ordinance (Cap. 32, Laws of Hong Kong) and no advertisement, invitation or document relating to the shares may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere), which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the laws of Hong Kong) other than with respect to shares which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder.

Notice to Prospective Investors in Singapore

This prospectus supplement has not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, this prospectus supplement and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the shares may not be circulated or distributed, nor may the shares be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (i) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore, or the SFA, (ii) to a relevant person pursuant to Section 275(1), or any person pursuant to Section 275(1A), and in accordance with the conditions specified in Section 275 of the SFA or (iii) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA, in each case subject to compliance with conditions set forth in the SFA.

Where the shares are subscribed or purchased under Section 275 of the SFA by a relevant person which is:

•	a corporation (which is not an accredited investor (as defined in Section 4A of the SFA)) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or
•	a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary of the trust is an individual who is an accredited investor,

shares, debentures and units of shares and debentures of that corporation or the beneficiaries’ rights and interest (howsoever described) in that trust shall not be transferred within six months after that corporation or that trust has acquired the shares pursuant to an offer made under Section 275 of the SFA except:

•	to an institutional investor (for corporations, under Section 274 of the SFA) or to a relevant person defined in Section 275(2) of the SFA, or to any person pursuant to an offer that is made on terms that such shares, debentures and units of shares and debentures of that corporation or such rights and interest in that trust are acquired at a consideration of not less than S$200,000 (or its equivalent in a foreign currency) for each transaction, whether such amount is to be paid for in cash or by exchange of securities or other assets, and further for corporations, in accordance with the conditions specified in Section 275 of the SFA;
•	where no consideration is or will be given for the transfer; or
•	where the transfer is by operation of law.

Notice to Prospective Investors in Japan

The shares of common stock have not been and will not be registered under the Financial Instruments and Exchange Law, as amended (the “FIEL”). Deutsche Bank Securities Inc. has represented and agreed that the shares which it purchases will be purchased by it as principal and that, in connection with the offering, it will not, directly or indirectly, offer or sell any shares in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or entity organized under the laws of Japan) or to others for reoffer or resale, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan, except pursuant to an exemption from the registration requirements under the FIEL and otherwise in compliance with such law and any other applicable laws, regulations and ministerial guidelines of Japan.

Notice to Prospective Investors in Switzerland

The prospectus does not constitute an issue prospectus pursuant to Article 652a or Article 1156 of the Swiss Code of Obligations, and the shares will not be listed on the SIX Swiss Exchange. Therefore, the prospectus may not comply with the disclosure standards of the Swiss Code of Obligations and/or the listing rules (including any prospectus schemes) of the SIX Swiss Exchange. Accordingly, the shares may not be offered to the public in or from Switzerland, but only to a selected and limited circle of investors, which do not subscribe to the shares with a view to distribution.

Notice to Prospective Investors in Qatar

The shares described in this prospectus supplement have not been, and will not be, offered, sold or delivered, at any time, directly or indirectly in the State of Qatar in a manner that would constitute a public offering. This prospectus supplement has not been, and will not be, registered with or approved by the Qatar Financial Markets Authority or Qatar Central Bank and may not be publicly distributed. This prospectus supplement is intended for the original recipient only and must not be provided to any other person. It is not for general circulation in the State of Qatar and may not be reproduced or used for any other purpose.

Notice to Prospective Investors in Saudi Arabia

No offering, whether directly or indirectly, will be made to an investor in the Kingdom of Saudi Arabia unless such offering is in accordance with the applicable laws of the Kingdom of Saudi Arabia and the rules and regulations of the Capital Market Authority, including the Capital Market Law of the Kingdom of Saudi Arabia. The shares will not be marketed or sold in the Kingdom of Saudi Arabia by us or the underwriter.

This prospectus supplement may not be distributed in the Kingdom of Saudi Arabia except to such persons as are permitted under the Office of Securities Regulation issued by the Capital Market Authority. The Saudi Arabian Capital Market Authority does not make any representation as to the accuracy or completeness of this prospectus supplement and expressly disclaims any liability whatsoever for any loss arising from, or incurred in reliance upon, any part of this prospectus supplement. Prospective purchasers of the shares offered hereby should conduct their own due diligence on the accuracy of the information relating to the shares. If you do not understand the contents of this prospectus supplement, you should consult an authorized financial advisor.

Notice to Prospective Investors in the United Arab Emirates

This offering has not been approved or licensed by the Central Bank of the United Arab Emirates (UAE), Securities and Commodities Authority of the UAE and/or any other relevant licensing authority in the UAE including any licensing authority incorporated under the laws and regulations of any of the free zones established and operating in the territory of the UAE, in particular the Dubai Financial Services Authority (DFSA), a regulatory authority of the Dubai International Financial Centre (DIFC). The offering does not constitute a public offer of securities in the UAE, DIFC and/or any other free zone in accordance with the Commercial Companies Law, Federal Law No 8 of 1984 (as amended), DFSA Offered Securities Rules and NASDAQ Dubai Listing Rules, accordingly, or otherwise. The shares may not be offered to the public in the UAE and/or any of the free zones.

The shares may be offered and issued only to a limited number of investors in the UAE or any of its free zones who qualify as sophisticated investors under the relevant laws and regulations of the UAE or the free zone concerned.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the underwriters by Blank Rome LLP, New York, New York.

EXPERTS

The financial statements as of March 31, 2013 and for the year ended March 31, 2013 included in the accompanying prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act. The registration statement contains additional information about us and the securities being offered by this prospectus supplement and the accompanying prospectus.

We are required to file with or submit to the SEC annual, semi-annual and quarterly reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549. This information is also available free of charge by contacting us at Oxford Lane Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830, by telephone at (203) 983-5275, or on our website at http://www.oxfordlanecapital.com.

OXFORD LANE CAPITAL CORP.

STATEMENT OF ASSETS AND LIABILITIES
(unaudited)

September 30, 2013
ASSETS
Investments, at fair value (identified cost: $131,992,427)	$146,811,489
Cash and cash equivalents	11,058,914
Deferred offering costs	227,236
Dividend receivable	2,827,610
Deferred issuance costs on preferred stock	1,908,558
Interest receivable, including accrued interest purchased	266,381
Prepaid expenses and other assets	13,647
Total assets	163,113,835
LIABILITIES
Mandatorily redeemable preferred stock	37,361,250
Investment advisory fee payable to affiliate	779,446
Incentive fees payable to affiliate	665,465
Directors' fees payable	27,500
Administrator expense payable	12,372
Accrued offering and deferred issuance costs	83,711
Accrued expenses	289,869
Total liabilities	39,219,613
NET ASSETS applicable to 7,678,916 shares of $0.01 par value common stock outstanding	$123,894,222
NET ASSETS consist of:
Paid in capital	112,894,857
Net realized gain on investments	8,135,142
Net unrealized appreciation on investments	14,819,062
Distribution in excess of net investment income	(11,954,839)
Total net assets	$123,894,222
Net asset value per common share	$16.13
Market price per share	$15.34
Market price premium/discount to net asset value per share	(4.90%)

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2013
(unaudited)

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Debt Investments
ACA CLO 2007-1A	structured finance	CLO secured notes – Class E(3)(4)(5) (5.02%, due June 15, 2022)	$5,090,786	$3,744,162	$4,588,835
AMMC CLO XII, Ltd.	structured finance	CLO secured notes – Class F(3)(4)(5) (5.31%, due May 10, 2025)	2,500,000	2,162,031	2,106,250
Canaras Summit CLO 2007-1A	structured finance	CLO secured notes – Class E(3)(4)(5) (4.60%, due June 19, 2021)	750,000	540,068	693,450
Carlyle Global Market Strategies CLO 2013-2, Ltd.	structured finance	CLO secured notes – Class F(3)(4)(5) (5.67%, due April 18, 2025)	6,000,000	5,122,563	5,247,000
Emporia III, Ltd. 2007-3A	structured finance	CLO secured notes – Class E(3)(4)(5) (3.96%, due April 23, 2021)	3,594,000	2,875,388	2,886,341
Neuberger Berman CLO Ltd. 2012-13A	structured finance	CLO secured notes – Class F(3)(4)(5) (6.76%, due January 23, 2024)	4,500,000	3,871,563	4,175,550
PPM Grayhawk CLO 2007	structured finance	CLO secured notes – Class D(3)(4)(5) (3.87%, due April 18, 2021)	1,869,138	1,452,908	1,623,346
Sargas CLO I Ltd	structured finance	CLO secured notes – Class D(3)(4)(5) (4.26%, due August 27, 2020)	4,500,000	3,370,078	4,243,050
Total Collateralized Loan Obligation – Debt Investments				23,138,761	25,563,822	20.63%
Collateralized Loan Obligation – Equity Investments
ACA CLO 2007-1A	structured finance	CLO subordinated notes(4)(6) (Estimated yield 31.20%, maturity June 15, 2022)	$12,212,500	7,315,760	9,281,500
ACAS CLO 2013-1A, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 14.94%, maturity April 20, 2025)	4,000,000	3,346,366	3,840,000
AMMC CLO XII, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 14.01%, maturity May 10, 2025)	7,178,571	5,751,950	5,886,428
APID 2013-14A	structured finance	CLO subordinated notes(4)(6) (Estimated yield 15.23%, maturity April 15, 2025)	2,272,500	2,090,906	2,249,775
Ares XXV CLO Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 10.50%, maturity January 17, 2024)	15,500,000	12,867,760	13,175,000
Ares XXVI CLO Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 12.35%, maturity April 15, 2025)	7,500,000	6,000,056	6,675,000
Canaras Summit CLO 2007-1X	structured finance	CLO income notes(4)(6) (Estimated yield 59.41%, maturity June 19, 2021)	1,500,000	679,166	1,365,000
Carlyle Global Market Strategies CLO 2011-1X	structured finance	CLO subordinated notes(4)(6) (Estimated yield 31.25%, maturity August 10, 2021)	6,000,000	4,493,043	6,480,000
Carlyle Global Market Strategies CLO 2013-2, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 18.57%, maturity April 18, 2025)	9,250,000	7,818,037	8,972,500
Emerson Park CLO	structured finance	CLO subordinated notes(4)(6) (Estimated yield 13.56%, maturity July 15, 2025)	12,250,000	10,411,787	10,136,875
Gale Force 4 CLO 2007-4A	structured finance	CLO income notes(4)(6) (Estimated yield 39.99%, maturity August 20, 2021)	1,500,000	638,984	1,005,000

(Continued on next page)

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS (continued)
SEPTEMBER 30, 2013
(unaudited)

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Equity Investments – (continued)
GUGG2 2011-1A	structured finance	CLO subordinated notes(4)(6) (Estimated yield 11.91%, maturity May 15, 2030)	$4,000,000	$4,318,515	$4,960,000
Harbourview CLO 2006-1	structured finance	CLO subordinated notes(4)(6) (Estimated yield 55.84%, maturity December 27, 2019)	4,380,000	1,923,610	4,029,600
Jersey Street CLO 2006-1A	structured finance	CLO income notes(4)(6) (Estimated yield 21.46%, maturity October 20, 2018)	4,935,000	2,878,007	3,553,200
Neuberger Berman CLO Ltd. 2012-13A	structured finance	CLO subordinated notes(4)(6) (Estimated yield 9.09%, maturity January 23, 2024)	6,255,000	4,370,729	4,315,950
North End CLO Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 15.39%, maturity July 17, 2025)	3,187,500	2,854,375	2,769,141
Ocean Trails 2013-4	structured finance	CLO subordinated notes(4)(6) (Estimated yield 13.51%, maturity August 13, 2025)	4,000,000	3,356,485	3,280,000
Octagon XI CLO 2007-1A	structured finance	CLO income notes(4)(6) (Estimated yield 50.53%, maturity August 25, 2021)	2,025,000	1,118,847	2,187,000
Octagon XV CLO 2013-1A	structured finance	CLO income notes(4)(6) (Estimated yield 13.02%, maturity January 19, 2025)	2,000,000	1,941,182	2,020,000
Sheridan Square CLO Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 15.64%, maturity April 15, 2025)	1,279,070	1,122,596	1,240,698
Telos CLO 2013-3, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 9.64%, maturity January 17, 2024)	4,666,667	4,622,714	4,060,000
Telos CLO 2013-4, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 17.17%, maturity July 17, 2024)	8,700,000	6,954,254	6,699,000
Venture 2013-3A CLO, Limited	structured finance	CLO subordinated notes(4)(6) (Estimated yield 13.54%, maturity June 10, 2025)	13,900,000	11,978,537	13,066,000
Total Collateralized Loan Obligation – Equity Investments				108,853,666	121,247,667	97.86%
Total Investments				$131,992,427	$146,811,489	118.50%

(1)	We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”).
In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.
(2)	Fair value is determined in good faith by the Board of Directors of the Company.
(3)	Notes bear interest at variable rates.
(4)	Cost value reflects accretion of original issue discount or market discount, and amortization of premium.
(5)	The CLO secured notes generally bear interest at a rate determined by reference to LIBOR which resets quarterly. For each CLO debt investment, the rate provided is as of September 30, 2013.
(6)	The CLO subordinated notes and income notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund's securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

STATEMENT OF OPERATIONS
(unaudited)

Six Months Ended September 30, 2013
INVESTMENT INCOME
Interest income	$9,297,303
EXPENSES
Investment advisory fees	1,532,366
Incentive fees	850,450
Professional fees	292,781
Administrator expense	302,152
Directors' fees	82,000
General and administrative	121,423
Distributions on mandatorily redeemable preferred stock and amortization of offering costs	1,250,099
Insurance expense	18,300
Transfer agent and custodian fees	30,921
Total expenses	4,480,492
Net investment income	4,816,811
Net change in unrealized appreciation on investments	(2,941,019)
Net realized gain on investments	6,109,586
Net realized and unrealized gain on investments	3,168,567
Net increase in net assets resulting from operations	$7,985,378

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

STATEMENT OF CHANGES IN NET ASSETS
(unaudited)

	Six Months Ended September 30, 2013	Year Ended March 31, 2013
Increase in net assets from operations:
Net investment income	$4,816,811	$5,924,964
Net realized gain on investments	6,109,586	2,374,224
Net change in unrealized appreciation on investments	(2,941,019)	16,015,666
Net increase in net assets resulting from operations	7,985,378	24,314,854
Distributions from net investment income	(8,382,888)	(12,066,726)
Distributions from realized gain on investments	—	(348,668)
Distributions to shareholders	(8,382,888)	(12,415,394)
Capital share transaction:
Issuance of common stock (net of underwriting fees and offering costs)	—	67,695,160
Reinvestment of dividends	1,152,009	1,665,902
Net increase in net assets from capital share transactions	1,152,009	69,361,062
Total increase in net assets	754,499	81,260,522
Net assets at beginning of period	123,139,723	41,879,201
Net assets at end of period (including distributions in excess of net investment income of $11,954,839 and $8,388,762)	$123,894,222	$123,139,723

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

STATEMENT OF CASH FLOWS
(unaudited)

Six Months Ended September 30, 2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$7,985,378
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Amortization of discounts and premiums	(8,243,347)
Amortization of deferred issuance costs on preferred stock	129,102
Purchases of investments	(51,220,722)
Sales of investments	23,480,465
Repayments of principal and reductions to investment cost value	14,043,288
Net change in unrealized appreciation on investments	2,941,019
Increase in deferred offering costs	(199,529)
Net realized gain on investments	(6,109,586)
Increase in dividend receivable	(1,695,766)
Decrease in interest receivable	85,456
Decrease in prepaid expenses and other assets	18,300
Increase in investment advisory fee payable	185,224
Increase in incentive fee payable	200,769
Increase in administrator expense payable	444
Increase in accrued offering costs	19,919
Increase in accrued expenses	43,191
Net cash used in operating activities	(18,336,395)
CASH FLOWS FROM FINANCING ACTIVITIES
Distributions paid (net of stock issued under dividend reinvestment plan of $1,152,009)	(7,230,879)
Proceeds from the issuance preferred stock	21,550,000
Deferred issuance costs for the issuance of preferred stock	(1,096,328)
Net cash provided by financing activities	13,222,793
Net decrease in cash and cash equivalents	(5,113,602)
Cash and cash equivalents, beginning of period	16,172,516
Cash and cash equivalents, end of period	$11,058,914

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

NOTE 1. ORGANIZATION

Oxford Lane Capital Corp. (“OXLC”, “we” or the “Fund”) was incorporated under the General Corporation Laws of the State of Maryland on June 9, 2010 as a non-diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Fund has elected to be treated for tax purposes as a regulated investment company, or “RIC” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s investment objective is to maximize its portfolio’s total return and seeks to achieve its investment objective by investing primarily in senior secured loans and the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles.

OXLC’s investment activities are managed by Oxford Lane Management LLC, (“OXLC Management”), a registered investment adviser under the Investment Advisors Act of 1940, as amended. BDC Partners LLC (“BDC Partners”) is the managing member of OXLC Management and serves as the administrator of OXLC.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and provide indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based upon experience, the Fund expects the risk of loss to be remote.

CASH AND CASH EQUIVALENTS

The Fund considers all highly liquid debt instruments with a maturity of three months or less at the time of purchase to be cash equivalents.

INVESTMENT VALUATION

The most significant estimates made in the preparation of the Fund’s financial statements are the valuation of investments and the effective yield calculation, as well as the related amounts of unrealized appreciation and depreciation of investments recorded. OXLC believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments that OXLC makes. The Fund is required to specifically fair value each individual investment on a quarterly basis.

The Fund complies with ASU 2011-04, “Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRs.” The amendments are of two types: (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. OXLC has increased its disclosures related to Level 3 fair value measurements, in addition to other required disclosures. There were no related impacts on OXLC’s financial position or results of operations.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (continued)

The Fund complies with ASC 820-10, Fair Value Measurements and Disclosure, which establishes a three-level valuation hierarchy for disclosure of fair value measurements. ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities in markets that are not active; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. The Fund has determined that due to the general illiquidity of the market for the Fund’s investment portfolio, whereby little or no market data exists, all of the Fund’s investments are valued based upon Level 3 inputs as of September 30, 2013. The Fund’s Board of Directors determines the value of OXLC’s investment portfolio each quarter. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Fund’s financial statements.

OXLC has acquired a number of debt and equity positions in CLO investment vehicles, which are special purpose financing vehicles. In valuing such investments, OXLC considers indicative prices provided by a recognized industry pricing service as well as the indicative prices provided by the broker who arranges transactions in such investment vehicles, to the extent available, as well as any available information on other relevant transactions including trades, if any, and firm bids and offers in the market. In addition, OXLC considers the range of yields for such investments across the market, the operating metrics of the specific investment vehicle, including, but not limited to, net asset value, projected cash flows, compliance with collateralization tests, and defaulted and CCC-rated securities, if any. Using the pricing service’s indicative price as a starting point, if the implied yield is outside the market range, the valuation may be adjusted to a point within the market range. However, the impact of other market information, such as broker prices, actual trades and firm bids and offers as well as operating metrics of such investment, may also affect the valuation. On occasion, an indicative price that results in an implied yield that is within the market range may also be adjusted, depending upon the reliability and volume of other market information. OXLC Management or the Valuation Committee may request an additional analysis by a third-party firm to assist in the valuation process of CLO investment vehicles. This information is presented to the Board for its determination of fair value of these investments.

The Fund may also invest directly in senior secured loans (either in the primary or secondary markets). In valuing such investments, OXLC Management will prepare an analysis of each loan, including a financial summary, covenant compliance review, recent trading activity in the security, if known, and other business developments related to the portfolio company. Any available information, including non-binding indicative bids obtained from a recognized industry pricing service and agent banks which may not be considered reliable, will be presented to the Valuation Committee of the Board to consider in its determination of fair value. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Board will consider the number of trades, the size and timing of each trade and other circumstances around such trades, to the extent such information is available, in its determination of fair value. At September 30, 2013, the Fund did not have any direct investments in senior secured loans.

ASC 820-10-35, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” provides guidance on factors that should be considered in determining when a previously active market becomes inactive and

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (continued)

whether a transaction is orderly. In accordance with ASC 820-10-35, the Fund’s valuation procedures specifically provide for the review of indicative quotes supplied by the brokers or agent banks that make a market for each security.

The Fund’s assets measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820-10-35 at September 30, 2013, were as follows:

	Fair Value Measurements at Reporting Date Using
Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
	($ in millions)	($ in millions)	($ in millions)	($ in millions)
CLO debt	$—	$—	$25.6	$25.6
CLO equity	—	—	121.2	121.2
Total	$—	$—	$146.8	$146.8

Significant Unobservable Inputs for Level 3 Investments

In accordance with ASU 2011-04, the following table provides quantitative information about the Fund’s Level 3 fair value measurements as of September 30, 2013. The Fund’s valuation policy, as described above, establishes parameters for the sources and types of valuation analysis, as well as the methodologies and inputs that the Fund uses in determining fair value. If the Valuation Committee or OXLC Management determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work may be undertaken. The table, therefore, is not all-inclusive, but provides information on the significant Level 3 inputs that are pertinent to the Fund’s fair value measurements. The weighted average calculations in the table below are based on principal balances for all CLO debt and equity investments.

	Quantitative Information about Level 3 Fair Value Measurements
Assets	Fair Value as of September 30, 2013	Valuation Techniques/ Methodologies	Unobservable Input		Range/Weighted Average
	($ in millions)
CLO debt	$25.6	market quotes	NBIB	(1)	80.31% - 94.29%/88.75%
CLO equity	121.2	market quotes	NBIB	(1)	67.0% - 124.0% /87.55%
Total Fair Value for Level 3 Investments	$146.8

(1)	The Fund generally uses prices provided by an independent pricing service or broker or agent bank non-binding indicative bid prices (“NBIB”) on or near the valuation date as the primary basis for the fair value determinations for CLO debt and equity investments. These bid prices are non-binding, and may not be determinative of fair value. Each bid price is evaluated by the Valuation Committee in conjunction with additional information compiled by OXLC Management, including actual trades and firm bids and offers, if any, financial performance, recent business developments, and, in the case of CLO debt and equity investments, performance and covenant compliance information as provided by the independent trustee.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly lower or higher fair value measurement.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (continued)

A rollforward of the fair value of investments for the six months ended September 30, 2013, utilizing significant unobservable inputs, is as follows:

($ in millions)	Collateralized Loan Obligation Debt Investments	Collateralized Loan Obligation Equity Investments	Total
Balance at March 31, 2013	$42.5	$84.7	$127.2
Realized gains included in earnings	4.2	1.9	6.1
Unrealized appreciation included in earnings	(2.9)	0.0	(2.9)
Amortization of discounts and premiums	0.4	7.8	8.2
Purchases	2.2	43.5	45.7
Repayments, sales of principal and reductions to investment cost value	(20.8)	(16.7)	(37.5)
Transfers in and/or out of level 3	—	—	—
Balance at September 30, 2013	$25.6	$121.2	$146.8
The amount of total gains for the period included in earnings attributable to the change in unrealized gains or losses related to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or losses on investments in our Statement of Operations	$0.4	$2.0	$2.4

The Fund’s policy is to recognize transfers in and transfers out of valuation levels as of the beginning of the reporting period. There were no transfers between Level 1, Level 2 and Level 3 during the year ended March 31, 2013.

PREFERRED STOCK

The Fund carries its mandatorily redeemable preferred stock at cost on the statement of assets and liabilities, and not fair value. For disclosure purposes, the fair value of the 8.50% Series 2017 Term Preferred Shares (the “Series 2017 Shares”) and 7.50% Series 2023 Term Preferred Shares (the “Series 2023 Shares”) are approximately $16.6 and $19.8 million, respectively, at September 30, 2013. The fair value of the Series 2017 Shares and Series 2023 Shares is based upon a closing price per share of $26.25 and $23.01, respectively, at September 30, 2013. The Fund considers its preferred stock to be a level 3 liability within the fair value hierarchy.

PREPAID EXPENSES

Prepaid expenses consist primarily of insurance costs.

INVESTMENT INCOME RECOGNITION

Interest income from debt positions in CLO investment vehicles is recorded on the accrual basis to the extent that such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized on the effective yield method.

Interest income from investments in the “equity” class securities of CLO investment vehicles (typically income notes or subordinated notes) is recorded based upon an estimation of an effective yield to maturity utilizing assumed cash flows. The Fund monitors the expected cash flows from its CLO equity investments, including the expected residual payments, and effective yield is determined and updated periodically, as needed.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (continued)

FEDERAL INCOME TAXES

The Fund intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Internal Revenue Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, OXLC is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from investments in equity CLOs and permanent book/tax differences attributable to non-deductible excise taxes. These amounts will be finalized before filing the federal tax return.

Aggregate gross unrealized appreciation for tax purposes is $8,628,150; and aggregate gross unrealized depreciation of $2,889,003. For tax purposes, the cost basis of the portfolio investments at September 30, 2013 was $141,072,342.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from GAAP. Dividends from net investment income, if any, are expected to be declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carry-forward, are typically distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s dividend reinvestment plan unless the shareholder has elected to have them paid in cash.

Amounts required to be distributed reflect estimates made by the Fund. Dividends paid by the Fund are subject to re-characterization for tax purposes.

CONCENTRATION OF CREDIT RISK

At September 30, 2013, the Fund maintained a cash balance with State Street Bank and Trust Co. The Fund is subject to credit risk arising should State Street Bank and Trust Co. be unable to fulfill its obligations. In addition, the Fund’s portfolio may be concentrated in a limited number of investments in CLO vehicles, which will subject the Fund to a risk of significant loss if that sector experiences a market downturn.

SECURITIES TRANSACTIONS

Securities transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of specific identification.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (continued)

DEFERRED OFFERING COSTS

Deferred offering costs consist principally of legal, accounting, filing and underwriting fees incurred through the balance sheet date that are related to an offering proposed by the Fund. The deferred offering costs will be charged to capital upon the completion of an offering or charged to expense if the offering is unsuccessful. Expenses related to shelf offerings are charged to capital as shares registered are issued.

NOTE 3. RELATED PARTY TRANSACTIONS

Effective September 9, 2010, the Fund entered into an Investment Advisory Agreement with OXLC Management, a registered investment adviser under the Investment Advisers Act of 1940, as amended. BDC Partners is the managing member of OXLC Management and serves as the administrator of OXLC. Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay OXLC Management a fee for advisory and management services consisting of two components — a base management fee and an incentive fee. The base-management fee is calculated at an annual rate of 2.00% of the Fund’s gross assets. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears.

The base management fee is calculated based on the average value of the Fund’s gross assets, which means all assets of any type, at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro-rated.

The incentive fee is calculated and payable quarterly in arrears based on the pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that are received from an investment) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to BDC Partners, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized or unrealized capital gains or losses, and the Fund could incur incentive fees in periods when there is a net decrease in net assets from operations. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 1.75% per quarter (7.00% annualized). Our undistributed net investment income used to calculate the incentive fee is also included in the amount of the Fund’s gross assets used to calculate the 2.00% base management fee. The incentive fee with respect to the Fund’s pre-incentive fee net investment income in each calendar quarter is calculated as follows:

•	no incentive fee in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle of 1.75%;
•	100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized). The Fund refers to this portion of the pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide the investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle did not apply if the net investment income exceeds 2.1875% in any calendar quarter; and

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

NOTE 3. RELATED PARTY TRANSACTIONS – (continued)

•	20% of the amount of pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to OXLC Management (once the hurdle is reached and the “catch-up” is achieved, 20% of all pre-incentive fee net investment income thereafter is allocated to OXLC Management).

There is no offset in subsequent quarters for any quarter in which an incentive fee is not earned. For the six months ended September 30, 2013, the Fund accrued incentive fee expenses of approximately $850,000. At September 30, 2013, the Fund has an incentive fee payable of approximately $665,000.

Effective September 9, 2010 the Fund entered into an administration agreement with BDC Partners to serve as its administrator. Under the administration agreement, BDC Partners performs, or oversees the performance of, the Fund’s required administrative services, which include, among other things, being responsible for the financial records which the Fund is required to maintain and preparing reports to the Fund’s stockholders.

In addition, BDC Partners assists the Fund in determining and publishing the Fund’s net asset value, oversees the preparation and filing of the Fund’s tax returns and the printing and dissemination of reports to the Fund’s stockholders, and generally oversees the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. Payments under the administration agreement are equal to an amount based upon the Fund’s allocable portion of BDC Partners’ overhead in performing its obligations under the administration agreement, including rent, the fees and expenses associated with performing compliance functions and the Fund’s allocable portion of the compensation of the Fund’s chief financial officer, chief compliance officer, controller and treasurer, and any administrative support staff. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The independent directors receive an annual fee of $35,000. In addition, the independent directors receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee also receives an additional annual fee of $5,000. No compensation will be paid to directors who are interested persons of the Fund as defined in the 1940 Act.

Certain directors, officers and other related parties, including members of OXLC Management, own 6.4% of the common stock of the Fund at September 30, 2013.

NOTE 4. OTHER INCOME

Other income includes closing fees, or origination fees, associated with investments in portfolio companies. Such fees are normally paid at closing of the Fund’s investments, are fully earned and non-refundable, and are generally non-recurring. The Fund had no such income for the six months ended September 30, 2013.

NOTE 5. SERIES 2017 TERM PREFERRED SHARES

The Fund has authorized five million preferred shares at a par value of $0.01 per share. On November 28, 2012, the Fund completed an underwritten public offering of 600,000 shares of its newly designated 8.50% Series 2017 Term Preferred Shares (the “Series 2017 Shares”) at a public offering price of $25 per share, less underwriting fees and offering costs. The Fund also granted the underwriters a 30-day option to purchase additional shares of Series 2017 Shares on the same terms and conditions to cover

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

NOTE 5. SERIES 2017 TERM PREFERRED SHARES – (continued)

over-allotments. On December 10, 2012, the underwriters purchased an additional 32,450 shares of Series 2017 Shares. The total net proceeds to the Fund from the issuance of the Series 2017 Shares were approximately $14.8 million.

The Fund is required to redeem all of the outstanding Series 2017 Shares on December 31, 2017 at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of the redemption. OXLC cannot effect any amendment, alteration, or repeal of the Fund’s obligation to redeem all of the Series 2017 Shares on December 31, 2017 without the prior unanimous vote or consent of the holders of Series 2017 Shares. If the Fund fails to maintain an asset coverage ratio of at least 200%, the Fund will redeem a portion of the outstanding Series 2017 Shares in an amount at least equal to the lesser of (1) the minimum number of shares of Series 2017 Shares necessary to cause OXLC to meet our required asset coverage ratio, and (2) the maximum number of Series 2017 Shares that OXLC can redeem out of cash legally available for such redemption. At any time on or after December 31, 2014, at the Fund’s sole option, the Fund may redeem the Series 2017 Shares at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to accumulated but unpaid dividends, if any, on the Series 2017 Shares.

Deferred issuance costs represent fees and other direct incremental costs incurred in connection with the Fund’s preferred stock offering. As of September 30, 2013, the Fund had deferred issuance costs of approximately $842,000. In addition, the Fund pays monthly dividends on the preferred shares at an annual rate of 8.50% of the $25 liquidation preference per share, or $2.125 per year, on the last business day of each month. The deferred issuance costs are being amortized and included, along with the monthly dividend payment, in interest expense on mandatorily redeemable preferred stock in the statement of operations over the term of the Series 2017 Shares. Amortization expense for the six months ended September 30, 2013 was approximately $99,000. The Fund also paid dividends for the six months ended September 30, 2013 on Series 2017 Shares of approximately $672,000.

NOTE 6. SERIES 2023 TERM PREFERRED SHARES

The Fund has authorized five million preferred shares at a par value of $0.01 per share. On June 21, 2013, the Fund completed an underwritten public offering of 800,000 shares of its newly designated 7.50% Series 2023 Term Preferred Shares (the “Series 2023 Shares”); at a public offering price of $25 per share, less underwriting fees and offering costs. The Fund also granted the underwriters a 30-day option to purchase additional shares of Series 2023 Shares on the same terms and conditions to cover over-allotments. On July 10, 2013, the underwriters purchased an additional 62,000 shares of Series 2023 Shares. The total net proceeds to the Fund from the issuance of the Series 2023 Shares were approximately $20.5 million.

The Fund is required to redeem all of the outstanding Series 2023 Shares on June 30, 2023 at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of the redemption. OXLC cannot effect any amendment, alteration, or repeal of the Fund’s obligation to redeem all of the Series 2023 Shares on June 30, 2023 without the prior unanimous vote or consent of the holders of Series 2023 Shares. If the Fund fails to maintain an asset coverage ratio of at least 200%, the Fund will redeem a portion of the outstanding Series 2023 Shares in an amount at least equal to the lesser of (1) the minimum number of shares of Series 2023 Shares necessary to cause OXLC to meet our required asset coverage ratio, and (2) the maximum number of Series 2023 Shares that OXLC can redeem out of cash legally available for such redemption. At any time on or after June 30, 2016, at the Fund’s sole option, the Fund may redeem the Series 2023 Shares at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to accumulated but unpaid dividends, if any, on the Series 2023 Shares.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

NOTE 6. SERIES 2023 TERM PREFERRED SHARES – (continued)

Deferred issuance costs represent fees and other direct incremental costs incurred in connection with the Fund’s preferred stock offering. As of September 30, 2013, the Fund had deferred issuance costs of approximately $1.0 million. In addition, the Fund pays monthly dividends on the preferred shares at an annual rate of 7.50% of the $25 liquidation preference per share, or $1.875 per year, on the last business day of each month. The deferred issuance costs are being amortized and included, along with the monthly dividend payment, in interest expense on mandatorily redeemable preferred stock in the statement of operations over the term of the Series 2023 Shares. Amortization expense for the six months ended September 30, 2013 was approximately $30,000. The Fund also paid dividends for the six months ended September 30, 2013 on Series 2023 Shares of approximately $449,000.

NOTE 7. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, excluding short-term investments and prepayments, for the six months ended September 30, 2013, totaled approximately $45.7 million and $18.4 million, respectively.

NOTE 8. COMMITMENTS

In the normal course of business, the Fund enters into a variety of undertakings containing warranties and indemnifications that may expose the Fund to some risk of loss. The risk of future loss arising from such undertakings, while not quantifiable, is expected to be remote.

As of September 30, 2013, the Fund had not issued any commitments to purchase additional debt or equity investments from any portfolio companies.

NOTE 9. INDEMNIFICATION

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements cannot be known, however, the Fund expects any risk of loss to be remote.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

NOTE 10. FINANCIAL HIGHLIGHTS

Financial highlights for the six months ended September 30, 2013, the year ended March 31, 2013, the year ended March 31, 2012 and for the period January 25, 2011 (Commencement of Operations) to March 31, 2011 are as follows:

	Six Months Ended September 30, 2013		Year Ended March 31, 2013	Year Ended March 31, 2012	January 25, 2011 (Commencement of Operations) to March 31, 2011
Per Share Data
Net asset value at beginning of period(1)	$16.20		$17.05	$18.19	$16.80
Net investment income(2)	0.63		1.17	1.19	0.07
Net realized and unrealized capital gains(3)	0.41		3.54	0.83	(0.03)
Total from investment operations	1.04		4.71	2.02	0.04
Less Distributions per share from net investment income	(1.10)		(2.20)	(2.05)	(0.25)
Less Distributions per share based on weighted average share impact	(0.01)		(0.28)	(0.10)	—
Total distributions(4)	(1.11)		(2.48)	(2.15)	(0.25)
Effect of shares issued, net of underwriting expense(5)	—		(2.52)	(0.77)	1.79
Effect of offering costs(5)	—		(0.56)	(0.24)	(0.19)
Effect of shares issued, net(5)	—		(3.08)	(1.01)	1.60
Net asset value at end of period	$16.13		$16.20	$17.05	$18.19
Per share market value at beginning of period	$15.98		$14.60	$18.75	$20.00
Per share market value at end of period	$15.34		$15.98	$14.60	$18.75
Total return(6)(7)	2.74%		26.21%	(10.75)%	(5.0)%
Shares outstanding at end of period	7,678,916		7,602,719	2,456,511	1,861,250
Ratios/Supplemental Data
Net assets at end of period (000’s)	$123,894		$123,140	$41,879	$33,863
Average net assets (000's)	$122,721		$100,481	$36,644	$34,389
Ratio of net investment income to average daily net assets	7.85	%(8)	5.90%	7.18%	3.51	%(9)
Ratio of expenses to average daily net assets	7.30	%(8)	5.65%	6.50%	4.79	%(9)
Portfolio turnover rate	16.60%		12.29%	0.22%	0.05%

(1)	For period January 25, 2011 through March 31, 2011, represents the net asset value per share prior to commencement of operations.
(2)	Represents per share net investment income for the period, based upon average shares outstanding.
(3)	Net realized and unrealized capital gains and losses include rounding adjustments to reconcile change in net asset value per share.
(4)	Management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent the Fund's taxable earnings fall below the total amount of the Fund's distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Fund's stockholders. The final determination of the nature of our distributions can only be made upon the filing of our tax return.
(5)	Based upon actual shares outstanding upon share issuance.
(6)	Total return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the market price as of the beginning of the period, and that dividends, capital gains and

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

NOTE 10. FINANCIAL HIGHLIGHTS – (continued)

other distributions were reinvested as provided for in the Fund's dividend reinvestment plan, and then total number of shares were sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund.
(7)	Total return for the period January 25, 2011 through March 31, 2011 and for the period March 31, 2013 through September 30, 2013 was not annualized.
(8)	Annualized.
(9)	Annualized, after adjusting for certain periodic expenses recorded during the period January 25, 2011 through March 31, 2011.

NOTE 11. RISK DISCLOSURES

The U.S. capital markets have experienced periods of extreme volatility and disruption over the past four years. Disruptions in the capital markets tend to increase the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. The Fund believes these conditions may reoccur in the future. A prolonged period of market illiquidity may have an adverse effect on the Fund’s business, financial condition and results of operations. Adverse economic conditions could also limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to the Fund. These events could limit the Fund’s investment purchases, limit the Fund’s ability to grow and negatively impact the Fund’s operating results.

OXLC Management’s investment team also presently manages the portfolios of TICC Capital Corp., a publicly-traded business development company that invests principally in the debt of U.S.-based companies, TICC CLO LLC, a subsidiary of TICC Capital Corp. 2011-1 Holdings, LLC, a direct subsidiary of TICC Capital Corp., the assets of which are included in the gross assets of TICC Capital Corp., TICC CLO 2012-1 LLC, a direct subsidiary of TICC Capital Corp., the assets of which are included in the gross assets of TICC Capital Corp., and T2 Income Fund CLO I Ltd., a CLO structured finance vehicle that invests in a diversified portfolio of Senior Loans. In certain instances, the Fund may co-invest on a concurrent basis with affiliates of its investment adviser, subject to compliance with applicable regulations and regulatory guidance and our written allocation procedures. Such co-investment may require exemptive relief from the SEC. If relief is sought, there can be no assurance when, or if, such relief may be obtained. No co-investments that would require exemptive relief have been made. The affiliated entities of the Fund are subject to a written policy with respect to the allocation of investment opportunities.

Given the structure of the Fund’s Investment Advisory Agreement with OXLC Management, any general increase in interest rates will likely have the effect of making it easier for OXLC Management to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of the Fund’s investment adviser. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, the investment adviser could potentially receive a significant portion of the increase in the Fund’s investment income attributable to such a general increase in interest rates. If that were to occur, the Fund’s increase in net earnings, if any, would likely be significantly smaller than the relative increase in the investment adviser’s income incentive fee resulting from such a general increase in interest rates.

The Fund’s portfolio consists of equity and junior debt investments in CLO vehicles, which involves a number of significant risks. CLO vehicles are typically very highly levered (10 – 14 times), and therefore the junior debt and equity tranches that the Fund invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO vehicles indirectly bear risks of the underlying debt investments held by such CLO vehicles. The Fund generally has the right to receive payments only from the CLO vehicles, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO vehicle. While the CLO vehicles the Fund targets generally enable the investor to acquire interests in a pool

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

NOTE 11. RISK DISCLOSURES – (continued)

of senior loans without the expenses associated with directly holding the same investments, the Fund generally pays a proportionate share of the CLO vehicles’ administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying CLO vehicles will rise or fall, these prices (and, therefore, the prices of the CLO vehicles) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO vehicle in which we invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO vehicle fails certain tests, holders of debt senior to us may be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO vehicle or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.

The interests the Fund has acquired in CLO vehicles are generally thinly traded or have only a limited trading market. CLO vehicles are typically privately offered and sold, even in the secondary market. As a result, investments in CLO vehicles may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO vehicles carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Fund’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO vehicle or unexpected investment results. The Fund’s net asset value may also decline over time if the Fund’s principal recovery with respect to CLO equity investments is less than the price that the Fund paid for those investments. Further, to the extent income from the Fund’s CLO equity investments (which the Fund expects to decline as those vehicles deleverage after the end of their respective reinvestment periods) declines or if the Fund transitions its portfolio into lower yielding investments, the Fund’s ability to pay future dividends may be harmed.

OXLC Management anticipates that the CLO vehicles in which the Fund invests may constitute “passive foreign investment companies” (“PFICs”). If the Fund acquires shares in a PFIC (including equity tranche investments in CLO vehicles that are PFICs), the Fund may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Fund to recognize its share of the PFICs income for each year regardless of whether the Fund receives any distributions from such PFICs. The Fund must nonetheless distribute such income to maintain its status as a RIC.

If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO vehicle treated as a CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If the Fund is required to include such deemed distributions from a CFC in the Fund’s income, it will be required to distribute such income to maintain its RIC status regardless of whether or not the CFC makes an actual distribution during such year.

Legislation enacted in 2010 imposes a withholding tax of 30% on payments of U.S. source interest and dividends paid after December 31, 2013, or gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends paid after December 31, 2016, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLO vehicles in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2013

NOTE 11. RISK DISCLOSURES – (continued)

be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO vehicle in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO vehicle, which could materially and adversely affect our operating results and cash flows.

If the Fund is required to include amounts in income prior to receiving distributions representing such income, the Fund may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Note 2. Summary of Significant Accounting Policies — Federal Income Taxes.”

The Fund’s Series 2017 Shares and Series 2023 Shares pay dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes in market yields. The market yields on securities comparable to the Series 2017 Shares and Series 2023 Shares may increase, which would likely result in a decline in the secondary market price of the Series 2017 Shares and Series 2023 Shares prior to the term redemption date. The Fund may be unable to pay dividends on the Series 2017 Shares and Series 2023 Shares under some circumstances. The terms of any future indebtedness OXLC may incur could preclude the payment of dividends in respect of equity securities, including the Series 2017 Shares and Series 2023 Shares, under certain conditions.

Given the seven-year and ten-year term and potential for early redemption of the Series 2017 Shares and Series 2023 Shares, respectively, see “Note 5. Series 2017 Term Preferred Shares and Note 6. Series 2023 Term Preferred Shares,” holders of such shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of the Series 2017 Shares and Series 2023 Shares may be lower than the return previously obtained from the investment in such shares.

The Fund does not intend to have the Series 2017 Shares and Series 2023 Shares rated by any rating agency. Unrated securities usually trade at a discount to similar, rated securities. As a result, there is a risk that the Series 2017 Shares and Series 2023 Shares may trade at a price that is lower than they might otherwise trade if rated by a rating agency.

NOTE 12. SUBSEQUENT EVENTS

On November 6, 2013, the Board of Directors declared a distribution of $0.55 per share for the fiscal third quarter, payable on December 31, 2013 to shareholders of record as of December 17, 2013.

On November 18, 2013, OXLC completed an offering of additional shares of its Series 2023 Shares in an underwritten public offering. The Fund sold 1,767,770 shares, including 142,770 shares sold pursuant to a partial exercise of a 30-day option granted to the underwriters to purchase up to 243,750 additional shares, at a public offering price of $22.50 per share, raising gross proceeds of approximately $39.8 million. The prospectus supplement, dated November 13, 2013, and accompanying prospectus, dated August 22, 2013, each of which has been filed with the Securities and Exchange Commission and are available on the Fund’s website, contain a description of these matters and other important information about the Fund and this offering.

The Fund has evaluated events and transactions that occurred after September 30, 2013 and through the date that the financial statements were issued.

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2013
(unaudited)

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Debt Investments
ACA CLO 2007-1A	structured finance	CLO secured notes – Class E(3)(4)(5) (4.99%, due June 15, 2022)	$5,090,786	$3,769,226	$4,726,795
AMMC CLO XII, Ltd.	structured finance	CLO secured notes – Class F(3)(4)(5) (5.29%, due May 10, 2025)	2,500,000	2,166,796	2,156,250
Carlyle Global Market Strategies CLO 2013-2, Ltd.	structured finance	CLO secured notes – Class F(3)(4)(5) (5.65%, due April 18, 2025)	6,000,000	5,134,093	5,344,800
Emporia III, Ltd. 2007-3A	structured finance	CLO secured notes – Class E(3)(4)(5) (3.94%, due April 23, 2021)	3,594,000	2,893,297	2,972,957
Neuberger Berman CLO Ltd. 2012-13A	structured finance	CLO secured notes – Class F(3)(4)(5) (6.74%, due January 23, 2024)	4,500,000	3,876,636	4,250,250
Sargas CLO I Ltd	structured finance	CLO secured notes – Class D(3)(4)(5) (4.24%, due August 27, 2020)	4,500,000	3,400,044	4,313,250
Total Collateralized Loan Obligation – Debt Investments				21,240,092	23,764,302	18.45%
Collateralized Loan Obligation – Equity Investments
ACA CLO 2007-1A	structured finance	CLO subordinated notes(4)(6) (Estimated yield 30.43%, maturity June 15, 2022)	12,212,500	6,851,299	8,182,375
ACAS CLO 2013-1A, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 17.80%, maturity April 20, 2025)	4,000,000	3,222,407	3,840,000
AMMC CLO XII, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 14.18%, maturity May 10, 2025)	7,178,571	5,601,991	5,814,643
APID 2013-14A	structured finance	CLO subordinated notes(4)(6) (Estimated yield 17.15%, maturity April 15, 2025)	2,272,500	2,036,438	2,317,950
Ares XXV CLO Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 9.79%, maturity January 17, 2024)	15,500,000	12,552,415	12,400,000
Ares XXVI CLO Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 14.54%, maturity April 15, 2025)	7,500,000	5,798,036	6,525,000
Canaras Summit CLO 2007-1X	structured finance	CLO income notes(4)(6) (Estimated yield 63.75%, maturity June 19, 2021)	1,500,000	656,742	1,260,000
Carlyle Global Market Strategies CLO 2011-1X	structured finance	CLO subordinated notes(4)(6) (Estimated yield 32.50%, maturity August 10, 2021)	6,000,000	4,423,890	6,960,000
Carlyle Global Market Strategies CLO 2013-2, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 19.55%, maturity April 18, 2025)	9,250,000	7,618,437	9,250,000
Emerson Park CLO	structured finance	CLO subordinated notes(4)(6) (Estimated yield 12.67%, maturity July 15, 2025)	12,250,000	9,549,869	11,147,500
Gale Force 4 CLO 2007-4A	structured finance	CLO income notes(4)(6) (Estimated yield 44.06%, maturity August 20, 2021)	1,500,000	602,581	1,005,000
GUGG2 2011-1A	structured finance	CLO subordinated notes(4)(6) (Estimated yield 12.20%, maturity May 15, 2030)	4,000,000	4,235,242	4,760,000
Harbourview CLO 2006-1	structured finance	CLO subordinated notes(4)(6) (Estimated yield 56.35%, maturity December 27, 2019)	4,380,000	1,866,279	3,723,000

(Continued on next page)

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2013
(unaudited)

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Ivy Hill Middle Market Credit 7	structured finance	CLO subordinated notes(4)(6) (Estimated yield 12.86%, maturity October 20, 2025)	7,000,000	6,701,265	6,636,000
Jersey Street CLO 2006-1A	structured finance	CLO income notes(4)(6) (Estimated yield 29.78%, maturity October 20, 2018)	4,935,000	2,889,991	3,553,200
Lightpoint CLO 2007-8	structured finance	CLO subordinated notes(4)(6) (Estimated yield 14.60%, maturity July 25, 2018)	18,750,000	7,797,946	8,250,000
Collateralized Loan Obligation – Equity Investments
Mountain Hawk CLO 2013-2	structured finance	CLO subordinated notes(4)(6) (Estimated yield 12.61%, maturity July 20, 2024)	$10,000,000	$11,682,759	$11,420,000
Neuberger Berman CLO Ltd. 2012-13A	structured finance	CLO subordinated notes(4)(6) (Estimated yield 11.37%, maturity January 23, 2024)	6,255,000	4,199,442	4,315,950
North End CLO Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 13.42%, maturity July 17, 2025)	3,187,500	2,670,087	2,932,500
Ocean Trails 2013-4	structured finance	CLO subordinated notes(4)(6) (Estimated yield 12.83%, maturity August 13, 2025)	4,000,000	3,465,029	3,600,000
Octagon XI CLO 2007-1A	structured finance	CLO income notes(4)(6) (Estimated yield 54.81%, maturity August 25, 2021)	2,025,000	1,108,002	1,966,275
Octagon XV CLO 2013-1A	structured finance	CLO income notes(4)(6) (Estimated yield 13.98%, maturity January 19, 2025)	2,000,000	1,888,799	2,020,000
Shackleton CLO 2012-2	structured finance	CLO income notes(4)(6) (Estimated yield 11.31%, maturity October 20, 2023)	10,000,000	9,280,421	9,310,000
Sheridan Square CLO Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 16.37%, maturity April 15, 2025)	1,279,070	1,094,823	1,240,698
Telos CLO 2013-3, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 10.32%, maturity January 17, 2024)	6,333,334	5,934,998	6,143,334
Telos CLO 2013-4, Ltd.	structured finance	CLO subordinated notes(4)(6) (Estimated yield 15.88%, maturity July 17, 2024)	8,700,000	6,682,786	7,830,000
Venture 2013-3A CLO, Limited	structured finance	CLO subordinated notes(4)(6) (Estimated yield 15.58%, maturity June 10, 2025)	9,500,000	7,834,124	9,179,375
Venture XVI CLO	structured finance	Class B preference shares(4)(6) (Estimated yield 23.28%, maturity November 25, 2015)	15,000,000	15,000,000	15,000,000
Total Collateralized Loan Obligation – Equity Investments				153,246,098	170,582,800	132.45%
Total Investments				$174,486,190	194,347,102	150.90%
LIABILITIES IN EXCESS OF OTHER ASSETS					(65,554,549)
NET ASSETS (equivalent to $16.69 per share based on 7,717,746 shares of common stock outstanding)					$128,792,553

(1)	We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”).

In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.

(2)	Fair value is determined in good faith by the Board of Directors of the Company.
(3)	Notes bear interest at variable rates.
(4)	Cost value reflects accretion of original issue discount or market discount, and amortization of premium.

(5)	The CLO secured notes generally bear interest at a rate determined by reference to LIBOR which resets quarterly. For each CLO debt investment, the rate provided is as of December 31, 2013.
(6)	The CLO subordinated notes and income notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund's securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013
(unaudited)

NOTE 1. INVESTMENT VALUATION

The most significant estimates made in the preparation of Oxford Lane Capital Corp. (“OXLC”, “we” or the “Fund”) financial statements are the valuation of investments and the effective yield calculation, as well as the related amounts of unrealized appreciation and depreciation of investments recorded. OXLC believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments that OXLC makes. The Fund is required to specifically fair value each individual investment on a quarterly basis.

The Fund complies with ASU 2011-04, “Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS.” The amendments are of two types: (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. OXLC has increased its disclosures related to Level 3 fair value measurements, in addition to other required disclosures. There were no related impacts on OXLC’s financial position or results of operations.

The Fund complies with ASC 820-10, Fair Value Measurements and Disclosure, which establishes a three-level valuation hierarchy for disclosure of fair value measurements. ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities in markets that are not active; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. The Fund has determined that due to the general illiquidity of the market for the Fund’s investment portfolio, whereby little or no market data exists, all of the Fund’s investments are valued based upon Level 3 inputs as of December 31, 2013. The Fund’s Board of Directors determines the value of OXLC’s investment portfolio each quarter. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Fund’s financial statements.

OXLC has acquired a number of debt and equity positions in CLO investment vehicles, which are special purpose financing vehicles. In valuing such investments, OXLC considers indicative prices provided by a recognized industry pricing service as well as the indicative prices provided by the broker who arranges transactions in such investment vehicles, to the extent available, as well as any available information on other relevant transactions including trades, if any, and firm bids and offers in the market. In addition, OXLC considers the range of yields for such investments across the market, the operating metrics of the specific investment vehicle, including, but not limited to, net asset value, projected cash flows, compliance with collateralization tests, and defaulted and CCC-rated securities, if any. Using the pricing service’s indicative price as a starting point, if the implied yield is outside the market range, the valuation may be adjusted to a point within the market range. However, the impact of other market information, such as broker prices, actual trades and firm bids and offers as well as operating metrics of such investment, may also affect the valuation. On occasion, an indicative price that results in an implied yield that is within the market range may also be

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013
(unaudited)

NOTE 1. INVESTMENT VALUATION  – (continued)

adjusted, depending upon the reliability and volume of other market information. Oxford Lane Management, LLC (“OXLC Management”) or the Valuation Committee may request an additional analysis by a third-party firm to assist in the valuation process of CLO investment vehicles. This information is presented to the Board for its determination of fair value of these investments.

The Fund may also invest directly in senior secured loans (either in the primary or secondary markets). In valuing such investments, OXLC Management will prepare an analysis of each loan, including a financial summary, covenant compliance review, recent trading activity in the security, if known, and other business developments related to the portfolio company. Any available information, including non-binding indicative bids obtained from a recognized industry pricing service and agent banks which may not be considered reliable, will be presented to the Valuation Committee of the Board to consider in its determination of fair value. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Board will consider the number of trades, the size and timing of each trade and other circumstances around such trades, to the extent such information is available, in its determination of fair value. At December 31, 2013, the Fund did not have any direct investments in senior secured loans.

ASC 820-10-35, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” provides guidance on factors that should be considered in determining when a previously active market becomes inactive and whether a transaction is orderly. In accordance with ASC 820-10-35, the Fund’s valuation procedures specifically provide for the review of indicative quotes supplied by the brokers or large agent banks that make a market for each security.

The Fund’s assets measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820-10-35 at December 31, 2013, were as follows:

	Fair Value Measurements at Reporting Date Using
Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
	($ in millions)	($ in millions)	($ in millions)	($ in millions)
CLO debt	$—	$—	$23.7	$23.7
CLO equity	—	—	170.6	170.6
Total	$—	$—	$194.3	$194.3

Significant Unobservable Inputs for Level 3 Investments

In accordance with ASU 2011-04, the following table provides quantitative information about the Fund’s Level 3 fair value measurements as of December 31, 2013. The Fund’s valuation policy, as described above, establishes parameters for the sources and types of valuation analysis, as well as the methodologies and inputs that the Fund uses in determining fair value. If the Valuation Committee or OXLC Management determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work may be undertaken. The table, therefore, is not all-inclusive, but provides information on the significant Level 3 inputs that are pertinent to the Fund’s fair value measurements. The weighted average calculations in the table below are based on principal balances for all CLO debt and equity investments.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013
(unaudited)

NOTE 1. INVESTMENT VALUATION  – (continued)

	Quantitative Information about Level 3 Fair Value Measurements
Assets	Fair Value as of December 31, 2013	Valuation Techniques/ Methodologies	Unobservable Input	Range/Weighted Average
	($ in millions)
CLO debt	$23.7	market quotes	NBIB(1)	82.72% - 95.85%/90.76%
CLO equity	170.6	market quotes	NBIB(1)	44.0% - 119.0%/86.81%
Total Fair Value for Level 3 Investements	$194.3

(1)	The Fund generally uses prices provided by an independent pricing service or broker or agent bank non-binding indicative bid prices (“NBIB”) on or near the valuation date as the primary basis for the fair value determinations for CLO debt and equity investments. These bid prices are non-binding, and may not be determinative of fair value. Each bid price is evaluated by the Valuation Committee in conjunction with additional information compiled by OXLC Management, including actual trades and firm bids and offers, if any, financial performance, recent business developments, and, in the case of CLO debt and equity investments, performance and covenant compliance information as provided by the independent trustee.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly lower or higher fair value measurement.

NOTE 2. INVESTMENT INCOME RECOGNITION

Interest income from debt positions in CLO investment vehicles is recorded on the accrual basis to the extent that such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized on the effective yield method.

Interest income from investments in the “equity” class securities of CLO investment vehicles (typically income notes or subordinated notes) is recorded based upon an estimation of an effective yield to maturity utilizing assumed cash flows. The Fund monitors the expected cash flows from its CLO equity investments, including the expected residual payments, and effective yield is determined and updated periodically, as needed.

NOTE 3. FEDERAL INCOME TAXES

The Fund intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Internal Revenue Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, OXLC is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013
(unaudited)

NOTE 3. FEDERAL INCOME TAXES  – (continued)

As of December 31, 2013, the federal tax cost and net unrealized appreciation on securities were as follows:

Cost for federal income tax purposes	$190,984,673
Gross unrealized appreciation	$10,554,130
Gross unrealized depreciation	(7,191,701)
Net unrealized appreciation	$3,362,429

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2013
(unaudited)

NOTE 3. FEDERAL INCOME TAXES  – (continued)

$250,000,000

Oxford Lane Capital Corp.

Common Stock
Preferred Stock
Subscription Rights
Debt Securities

We are a non-diversified, closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, or the “1940 Act.” Our investment objective is to maximize our portfolio’s total return. We have initially implemented our investment objective by purchasing portions of equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles. Structurally, CLO vehicles are entities formed to originate and manage a portfolio of loans. The loans within the CLO vehicle are limited to loans which meet established credit criteria and are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit.

We may offer, from time to time, in one or more offerings or series, up to $250,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock or debt securities, which we refer to, collectively, as our “securities.” The preferred stock and subscription rights offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

In the event we offer common stock, the offering price per share of our common stock less any underwriting discounts or commissions will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such other circumstances as the Securities and Exchange Commission (“SEC”) may permit.

Our securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. Each prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, discount or commissions arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

Our common stock is traded on the NASDAQ Global Select Market under the symbol “OXLC.” On August 19, 2013, the last reported sales price on the NASDAQ Global Select Market for our common stock was $16.03 per share. We are required to determine the net asset value per share of our common stock on a quarterly basis. Our net asset value per share of our common stock as of June 30, 2013 was $15.71.

This prospectus and any accompanying prospectus supplement contains important information about us that a prospective investor should know before investing in our securities. Please read this prospectus and any accompanying prospectus supplement before investing and keep it for future reference. We are required to file annual, semi-annual and quarterly reports, proxy statements and other information about us with the Securities and Exchange Commission, or the “SEC.” This information is available free of charge by contacting us by mail at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830, by telephone at (203) 983-5275 or on our website at http://www.oxfordlanecapital.com. The SEC also maintains a website at http://www.sec.gov that contains such information. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

An investment in our securities is subject to risks and involves a heightened risk of total loss of investment. Shares of closed-end investment companies frequently trade at a discount to their net asset value. In addition, the CLO securities in which we invest are subject to special risks. See “Risk Factors” beginning on page 17 to read about factors you should consider, including the risk of leverage, before investing in our securities.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of our securities unless accompanied by a prospectus supplement.

The date of this prospectus is August 22, 2013.

You should rely on the information contained in this prospectus or any accompanying prospectus supplement. We have not, and the dealer managers have not, authorized any other person to provide you with different information or to make representations as to matters not stated in this prospectus or any accompanying prospectus supplement. If anyone provides you with different or inconsistent information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. You should not assume that the information contained in this prospectus or any accompanying prospectus supplement is accurate as of any date other than the date on their respective cover pages. This prospectus and any accompanying prospectus supplement will be amended to reflect material changes to the information contained herein and therein.

OXFORD LANE CAPITAL CORP.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, in one or more offerings up to $250,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock or debt securities, on terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in

i

this prospectus. If there is any inconsistency between information in this prospectus and any accompanying prospectus supplement, you should rely only on the information contained in the prospectus supplement. Please carefully read this prospectus and the prospectus supplement together with any exhibits and the additional information described under the headings “Available Information” and “Risk Factors” before you make an investment decision.

ii

SUMMARY

The following summary contains basic information about this offering. It may not contain all the information that is important to an investor. For a more complete understanding of this offering, you should read this entire document and the documents to which we have referred.

Except where the context requires otherwise, the terms “Oxford Lane Capital,” the “Company,” “we,” “us” and “our” refer to Oxford Lane Capital Corp.; “Oxford Lane Management” and “investment adviser” refer to Oxford Lane Management, LLC; and “BDC Partners” refers to BDC Partners, LLC.

Overview

We are a non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. Our investment objective is to maximize our portfolio’s total return.

We have initially implemented our investment objective by purchasing portions of equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles. Substantially all of the CLO vehicles in which we may invest would be deemed to be investment companies under the 1940 Act but for the exceptions set forth in section 3(c)(1) or section 3(c)(7). Structurally, CLO vehicles are entities formed to originate and manage a portfolio of loans. The loans within the CLO vehicle are limited to loans which meet established credit criteria and are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit. A CLO vehicle is formed by raising various classes or “tranches” of debt (with the most senior tranches being rated “AAA” to the most junior tranches typically being rated “BB” or “B”) and equity. The CLO vehicles which we focus on are collateralized primarily by senior secured loans made to companies whose debt is unrated or is rated below investment grade (“Senior Loans”), and generally have very little or no exposure to real estate, mortgage loans or to pools of consumer-based debt, such as credit card receivables or auto loans. We may also invest, on an opportunistic basis, in other corporate credits of a variety of types. We expect that each of our investments will range in size from $2 million to $15 million, although the investment size may vary consistent with the size of our overall portfolio.

Oxford Lane Management manages our investments and its affiliate arranges for the performance of the administrative services necessary for us to operate.

Distributions

In order to qualify as a regulated investment company, or “RIC,” and to eliminate our liability for corporate-level tax on the income we distribute to our stockholders, we are required, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code,” to distribute to our stockholders on an annual basis at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital gains, if any.

The following table reflects the cash distributions per share that we have declared on our common stock to date:

Date Declared	Record Date	Payment Date	Amount(1)
Fiscal 2014
July 24, 2013	September 16, 2013	September 30, 2013	$0.55
May 22, 2013	June 14, 2013	June 28, 2013	0.55
Total (2014)			1.10
Fiscal 2013
February 6, 2013	March 15, 2013	March 29, 2013	0.55
October 23, 2012	December 17, 2012	December 31, 2012	0.55
July 31, 2012	September 14, 2012	September 28, 2012	0.55
May 22, 2012	June 15, 2012	June 29, 2012	0.55
Total (2013)			2.20
Fiscal 2012
January 25, 2012	March 16, 2012	March 30, 2012	0.55
October 24, 2011	December 16, 2011	December 30, 2011	0.50
July 22, 2011	September 16, 2011	September 30, 2011	0.50
April 6, 2011	June 16, 2011	June 30, 2011	0.50
Total (2012)			2.05
Fiscal 2011
March 7, 2011	March 21, 2011	April 1, 2011	0.25
Total (2011)			0.25
			$5.60

(1)	All of our cash distributions to date were funded from net investment income, except approximately $0.07 per share of the distribution paid on June 29, 2012, which was funded from long term capital gains.

For fiscal year 2013, we paid $459,222 in preferred dividends on the 8.50% Series 2017 Term Preferred Stock (the “Series 2017 Term Preferred Shares”); for the first quarter of fiscal 2014 we paid or declared a total of $336,021 in such dividends. During the first fiscal quarter of fiscal 2014, we declared a total of $291,664 in preferred dividends on the 7.50% Series 2023 Term Preferred Stock (the “Series 2023 Term Preferred Shares”), which is payable during the second fiscal quarter of fiscal 2014.

For accounting purposes the distributions declared on our common stock for the fiscal periods ended March 31, 2013, 2012 and 2011 were in excess of the reported earnings. However, as a RIC, earnings and distributions are determined on a tax basis. Furthermore, taxable earnings are determined according to tax regulations and differ from reported income for accounting purposes. Therefore, for the fiscal periods ended March 31, 2011 and March 31, 2012 distributions were spilled-back for tax purposes in an amount equal to taxable earnings, and there was no tax return of capital for these years. Based on current estimates of taxable earnings for fiscal 2013, we do not expect that any portion of the above-referenced dividends will represent a tax return of capital to our stockholders; however, there can be no assurance that actual results will not differ materially from the projections and assumptions upon which the amount of such dividend was based. To the extent that taxable earnings for any fiscal year are less than the amount of the dividends paid during the year, there would be a tax return of capital to shareholders. Distributions in excess of current and accumulated taxable earnings and profits will generally not be taxable to the shareholders, because a tax return of capital represents a return of a portion of a shareholder’s original investment in our common stock to the extent of a shareholder’s basis in our stock. Generally, a tax return of capital will reduce an investor’s basis in our stock for federal tax purposes, which will result in the shareholder recognizing additional gain (or less loss) when the stock is sold. Assuming that a shareholder holds our stock as a capital asset, any such additional gain would be a capital gain. Shareholders should not assume that the source of all distributions is from our net profits and shareholders may periodically receive the payment of a dividend consisting of a return of capital.

The tax character of any distributions will be determined after the end of the fiscal year. Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Use of Proceeds From Prior Offerings

Since the closing of our initial public offering on January 25, 2011, three subsequent rights offerings on August 26, 2011, April 27, 2012 and February 15, 2013, and preferred stock offerings on November 28, 2012 and June 21, 2013, through August 19, 2013 we have invested approximately $150 million of the cumulative net proceeds we received from our initial public offering, subsequent rights offerings and preferred stock offerings, representing full investment of those cumulative proceeds, and exclusive of proceeds from sales of investments. Consistent with our investment objective, these investments were made in junior debt and equity tranches of CLOs.

Oxford Lane Management

Our investment activities are managed by Oxford Lane Management, which is an investment adviser that has registered under the Investment Advisers Act of 1940, or the “Advisers Act.” Under our investment advisory agreement with Oxford Lane Management, which we refer to as our “Investment Advisory Agreement,” we have agreed to pay Oxford Lane Management an annual base management fee based on our gross assets, as well as an incentive fee based on our performance. See “Investment Advisory Agreement.”

We expect to benefit from the proven ability of our investment adviser’s team to identify attractive opportunities, conduct diligence on and value prospective investments, negotiate terms where appropriate, and manage and monitor a diversified portfolio although we do not intend to operate as a “diversified” investment company within the meaning of the 1940 Act. Our investment adviser’s senior investment team members have broad investment backgrounds, with prior experience at investment banks, commercial banks, unregistered investment funds and other financial services companies, and have collectively developed a broad network of contacts to provide us with our principal source of investment opportunities.

Our investment adviser is led by Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President. Messrs. Cohen and Rosenthal are assisted by Darryl M. Monasebian and Hari Srinivasan, who serve as Executive Vice President and Managing Director for Oxford Lane Management, respectively. We consider Messrs. Cohen, Rosenthal, Monasebian and Srinivasan to be Oxford Lane Management’s senior investment team.

Messrs. Cohen and Rosenthal, together with the other members of Oxford Lane Management’s investment team, have developed an infrastructure that we believe provides Oxford Lane Capital with a competitive advantage in locating and acquiring attractive Senior Loans and CLO investments.

Charles M. Royce is a non-managing member of Oxford Lane Management. Mr. Royce has served as President since 1972, and a member of the Board of Managers since 2001, of Royce & Associates, LLC (“Royce & Associates”). He also serves as Royce & Associates’ Co-Chief Investment Officer and manages or co-manages twelve of Royce & Associates’ open- and closed-end registered funds. Mr. Royce currently serves on the Board of Directors of The Royce Funds and TICC Capital Corp. Mr. Royce is also a non-managing member of TICC Management, LLC, the investment adviser for TICC Capital Corp. Mr. Royce, as a non-managing member of Oxford Lane Management, does not take part in the management or participate in the operations of Oxford Lane Management; however, Mr. Royce may be available from time to time to Oxford Lane Management to provide certain consulting services without compensation. Royce & Associates is a wholly owned subsidiary of Legg Mason, Inc.

In addition, we will pay BDC Partners, an affiliate of Oxford Lane Management, our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under an administration agreement by and among us and BDC Partners (the “Administration Agreement”), including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our Chief Financial Officer, Chief Compliance Officer and any administrative support staff. These arrangements will create conflicts of interest that our Board of Directors must monitor.

Investment Focus

Our investment objective is to maximize our portfolio’s total return. We have initially implemented our investment objective by investing principally in the equity and junior debt tranches of CLO vehicles, which are collateralized primarily by a diverse portfolio of leveraged corporate loans, and which generally have very little or no exposure to real estate or mortgage loans or to pools of consumer-based debt, such as credit card receivables or auto loans. We may invest in securities issued by foreign entities, including foreign CLO vehicles.

The CLO investments we currently hold in our portfolio generally represent either a residual economic interest, in the case of an equity tranche, or a debt investment collateralized by a portfolio of Senior Loans. The value of our CLO investments generally depend on both the quality and nature of the underlying portfolio it references and also on the specific structural characteristics of the CLO itself, both of which are described below.

CLO Structural Elements

Structurally, CLO vehicles are entities formed to originate and manage a portfolio of loans. The loans within the CLO vehicle are limited to loans which meet established credit criteria and are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit.

A CLO vehicle is formed by raising multiple “tranches” of debt (with the most senior tranches being rated “AAA” to the most junior tranches typically being rated “BB” or “B”) and equity. As interest payments are received the CLO vehicle makes contractual interest payments to each tranche of debt based on their seniority. If there are funds remaining after each tranche of debt receives its contractual interest rate and the CLO vehicle meets or exceeds required collateral coverage levels (or other similar covenants) the remaining funds may be paid to the equity tranche. The contractual provisions setting out this order of payments are set out in detail in the CLO vehicle’s indenture. These provisions are referred to as the “priority of payments” or the “waterfall” and determine any other obligations that may be required to be paid ahead of payments of interest and principal on the securities issued by a CLO vehicle. In addition, for payments to be made to each tranche, after the most senior tranche of debt, there are various tests which must be complied with, which are different for each CLO vehicle.

CLO indentures typically provide for adjustments to the priority of payments in the event that certain cashflow or collateral requirements are not maintained. The collateral quality tests that may divert cashflows in the priority of payments are predominantly determined by reference to the par values of the underlying loans, rather than their current market values. Accordingly, we believe that CLO equity and junior debt investments allow investors to gain diversified exposure to the Senior Loan market on a levered basis without being structurally subject to mark-to-market price fluctuations of the underlying loans. As such, although the current valuations of CLO equity and junior debt tranches are expected to fluctuate based on price changes within the loan market, interest rate movements and other macroeconomic factors, those tranches will generally be expected to continue to receive distributions from the CLO vehicle periodically so long as the underlying portfolio does not suffer defaults, realized losses or other covenant violations sufficient to trigger changes in the waterfall allocations. We therefore believe that an investment portfolio consisting of CLO equity and junior debt investments of this type has the ability to provide attractive risk-adjusted rates of return.

The diagram below is for illustrative purposes only. The CLO structure highlighted below is only a hypothetical structure and structures among CLO vehicles in which we may invest may vary substantially from the hypothetical example set forth below.

The Syndicated Senior Loan Market

We believe that while the syndicated leveraged corporate loan market is relatively large, with Standard and Poor’s estimating the total par value outstanding at approximately $611 billion as of August 19, 2013, this market remains largely inaccessible to a significant portion of investors that are not lenders or approved institutions. The CLO market permits wider exposure to syndicated Senior Loans, but this market is almost exclusively private and predominantly institutional.

The Senior Loan market is characterized by various factors, including:

•	Seniority. A Senior Loan typically ranks senior in a company’s capital structure to all other forms of debt or equity. As such, that loan maintains the senior-most claim on the company’s assets and cash flow, and, we believe should, all other things being equal, offer the prospect of a relatively more stable and lower-risk holding.
•	Floating rate instruments. A Senior Loan typically contains a floating versus a fixed interest rate, which we believe provides some measure of protection against the risk of interest rate fluctuation.
•	Frequency of interest payments. A Senior Loan typically provides for scheduled interest payments no less frequently than quarterly.

In the current environment, we believe the above attributes seem particularly desirable.

Investment Opportunity

Despite strength across the credit markets broadly, we believe that the market for CLO-related assets continues to provide us with ongoing opportunities to generate attractive risk-adjusted returns within our strategy. We believe that a number of factors support this conclusion, including:

—	We believe that the long-term and relatively low-cost capital that many CLO vehicles have secured, compared with current asset spreads and associated LIBOR floors have created opportunities to purchase certain CLO equity and junior debt instruments that may produce attractive risk-adjusted returns. Although yields on Senior Loans have generally decreased since mid-2010, we believe that CLO equity and junior debt instruments still offer attractive risk-adjusted returns.
—	We believe that CLO equity and junior debt have generally become more liquid since mid-2009. From late 2007 through mid-2009, these assets traded less frequently. We believe that greater liquidity in this market has created more opportunities to select among various CLO debt and equity instruments.

—	We believe that investing in CLO securities and CLO equity instruments in particular, requires a high level of research and analysis. We believe that typically this analysis can only be adequately conducted by knowledgeable market participants since that analysis tends to be highly specialized.
—	We believe that a stronger credit market for Senior Loans has reduced the risk of collateral coverage test violations across many CLO structures, thereby reducing the risk that current cash distributions otherwise payable to junior debt tranches and/or equity will be diverted under the priority of payments to pay down the more senior obligations in various CLO structures.
—	We believe that the US CLO market is relatively large with total assets under management of approximately $268 billion.(1) We estimate that the amount outstanding of the junior-most debt tranches (specifically the tranches originally rated “BB” and “B”) and equity tranches together are approximately $45 billion.

In addition to reviewing the junior debt and equity tranches of pre-2008 vintage CLOs, we have analyzed post-2010 CLOs (in both the primary and secondary markets) given the recent increase in new CLO issuance. From January 1, 2013 to August 12, 2013, CLO issuance stood at approximately $53 billion across 111 deals (compared to approximately $55 billion for 2012).(2)

1. As of August 20, 2013. Source: RBS, Intex.

2. As of August 12, 2013. Source: Nomura Securities International, Inc.

While the post-2010 CLOs generally have a higher cost of capital (which may result in lower returns for the equity investors in those CLOs) compared to pre-2008 CLOs, they may offer certain attractive structural features (including, in certain cases, better credit enhancement and lower leverage) and stronger collateral packages. We believe there are currently a significant number of these investment opportunities to consider and we have and continue to make investments in post-2010 CLOs.

We continue to review a large number of CLO investment vehicles in the current market environment, and we expect that the majority of our portfolio holdings, over the near to intermediate-term, will continue to be focused on CLO debt and equity securities, with the more significant focus over the near-term on CLO equity securities.

Summary Risk Factors

The value of our assets, as well as the market price of our securities, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in Oxford Lane Capital involves other risks, including the following:

•	We have a limited operating history as a closed-end investment company;
•	We are dependent upon Oxford Lane Management’s key personnel for our future success;
•	Our incentive fee structure and the formula for calculating the fee payable to Oxford Lane Management may incentivize Oxford Lane Management to pursue speculative investments, use leverage when it may be unwise to do so, or refrain from de-levering when it would otherwise be appropriate to do so;
•	A general increase in interest rates may have the effect of making it easier for our investment adviser to receive incentive fees, without necessarily resulting in an increase in our net earnings due to the “catch up” feature of the incentive fee;
•	CLO vehicles are very highly levered (typically 10-14 times), and therefore the junior debt and equity instruments in which we invest are subject to a higher degree of risk of total loss;
•	Our portfolio of investments may lack diversification among CLO vehicles which may subject us to a risk of significant loss if one or more of these CLO vehicles experiences a high level of defaults on its underlying Senior Loans;
•	The Senior Loan portfolios of the CLO vehicles in which we will invest may be concentrated in a limited number of industries, which may subject those vehicles, and in turn us, to a risk of significant loss if there is a downturn in a particular industry in which a number of our CLO vehicles’ investments are concentrated;
•	Our financial results may be affected adversely if one or more of our significant equity or junior debt investments in such CLO vehicles defaults on its payment obligations or fails to perform as we expect;
•	Investing in CLO vehicles and other high-yield corporate credits involves a variety of risks, any of which may adversely impact our performance;
•	A disruption or downturn in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business;
•	We may borrow money to leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us;
•	Our investment portfolio will be recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there will be uncertainty as to the value of our portfolio investments;
•	We may experience fluctuations in our quarterly results;
•	We will become subject to corporate-level income tax if we are unable to maintain our RIC status under Subchapter M of the Code;
•	Common shares of closed-end management investment companies, including Oxford Lane Capital, have in the past frequently traded at discounts to their net asset values, and we cannot assure you that the market price of shares of our common stock will not decline below our net asset value per share;
•	Our common stock price may be volatile and may decrease substantially;
•	There is a risk that our stockholders may not receive distributions or that our distributions may not grow or may be reduced over time, including on a per share basis as a result of the dilutive effects of this offering;
•	Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage;
•	Any amounts that we use to service our indebtedness or preferred dividends, or that we use to redeem our preferred stock, will not be available for distributions to our common stockholders;
•	Our common stock is subject to the risk of subordination relative to holders of our debt instruments and holders of our preferred stock; and
•	Holders of our preferred stock have the right to elect two members of our Board of Directors and class voting rights on certain matters.

See “Risk Factors” beginning on page 17, and the other information included in this prospectus and any accompanying prospectus supplement, for additional discussion of factors you should carefully consider before investing in our securities.

Operating and Regulatory Structure

Oxford Lane Capital is a Maryland corporation that is a non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end fund, we are required to meet regulatory tests. See “Regulation as a Registered Closed-End Investment Company.” We may also borrow funds to make investments. In addition, we have elected to be treated for federal income tax purposes, and intend to qualify annually, as a RIC under Subchapter M of the Code. See “Material U.S. Federal Income Tax Considerations.”

Our investment activities are managed by Oxford Lane Management and supervised by our Board of Directors. Oxford Lane Management is an investment adviser that is registered under the Advisers Act. Under our Investment Advisory Agreement, we have agreed to pay Oxford Lane Management an annual base management fee based on our gross assets as well as an incentive fee based on our performance. See “Investment Advisory Agreement.” We have also entered into an administration agreement with BDC Partners, which we refer to as the Administration Agreement, under which we have agreed to reimburse BDC Partners for our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. See “Administration Agreement.”

BDC Partners also serves as the managing member of Oxford Lane Management. Messrs. Cohen and Rosenthal, in turn, serve as the managing member and non-managing member, respectively, of BDC Partners.

Recent Developments

Preferred Stock Offering

On June 21, 2013, we completed an underwritten public offering of 800,000 shares of our newly designated 7.50% Series 2023 Term Preferred Shares at a public offering price of $25 per share, raising $20 million in gross proceeds. In connection with this offering, on July 10, 2013, the underwriters purchased an additional 62,000 shares of our newly designated 7.50% Series 2023 Term Preferred Shares at a public offering price of $25 per share pursuant to the exercise of the overallotment option to purchase up to an additional 120,000 shares, raising an additional $1.55 million in gross proceeds.

Dividend

On July 24, 2013, our Board of Directors declared a second fiscal quarter dividend of $0.55 per share, payable on September 30, 2013 to shareholders of record as of September 16, 2013.

Recent Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board issued guidance to change the assessment of whether an entity is an investment company by developing a new two-tiered approach that requires an entity to possess certain fundamental characteristics. The new approach requires an entity to assess all of the characteristics of an investment company and consider its purpose and design to determine whether it is an investment company. The guidance includes additional disclosure requirements about an entity’s status as an investment company and financial support provided or contractually required to be provided by an investment company to its investees. The guidance is effective for interim and annual reporting periods in fiscal years beginning after December 15, 2013. Earlier application is prohibited. We are in the process of evaluating the impact that this guidance will have on our financial statements.

Our Corporate Information

Our offices are located at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830, and our telephone number is (203) 983-5275.

OFFERINGS

We may offer, from time to time, up to $250,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock or debt securities, on terms to be determined at the time of the offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our securities, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our securities at the time of an offering. However, we may issue shares of our securities pursuant to this prospectus at a price per share that is less than our net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the prior approval of the majority of our common stockholders or (iii) under such other circumstances as the SEC may permit. Any such issuance of shares of our common stock below net asset value may be dilutive to the net asset value of our common stock. See “Risk Factors — Risks Relating to an Investment in our Common Stock.”

Our securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to an offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

Set forth below is additional information regarding offerings of our securities:

Use of Proceeds
We intend to use the net proceeds from the sale of our securities pursuant to this prospectus for acquiring investments in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See “Use of Proceeds.”
NASDAQ Global Select Market symbols
“OXLC” (common stock)
“OXLCP” (Series 2017 Term Preferred Shares)
“OXLCO” (Series 2023 Term Preferred Shares)
Distributions
To the extent that we have income available, we intend to distribute quarterly dividends to our common stockholders. The amount of our dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. The specific tax characteristics of our dividends will be reported to shareholders after the end of each calendar year.
Taxation
We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Investment Advisory Fees
We pay Oxford Lane Management a fee for its services under the Investment Advisory Agreement consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% of our gross assets, which includes any borrowings for investment purposes. The incentive fee is calculated and payable quarterly in arrears and equals 20.0% of our “pre-incentive fee net investment income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. No incentive fees are payable to our investment adviser on any realized capital gains. See “Investment Advisory Agreement.”
Administration Agreement
We reimburse BDC Partners for our allocable portion of overhead and other expenses it incurs in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. In addition, we reimburse BDC Partners for the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our Chief Financial Officer, Chief Compliance Officer and any administrative support staff. See “Administration Agreement.”
Leverage
Other than our currently outstanding preferred stock, which may be considered a form of leverage, we do not currently anticipate incurring indebtedness on our portfolio or paying any interest during the twelve months following completion of this offering. However, we may issue additional shares of preferred stock pursuant to the registration statement of which this prospectus forms a part. Although we have no current intention to do so, we may borrow funds to make investments. As a result, we may be exposed to the risks of leverage, which may be considered a speculative investment technique. In addition, the CLO vehicles in which we invest will be leveraged, which will indirectly expose us to the risks of leverage. The use of leverage magnifies the potential gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our investment adviser, Oxford Lane Management, will be borne by our common stockholders. Under the 1940 Act, we are only permitted to incur additional indebtedness to the extent our asset coverage, as defined under the 1940 Act, is at least 300% immediately after each such borrowing. See “Regulation as a Registered Closed-End Investment Company.”
Trading
Shares of closed-end investment companies frequently trade at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.
Dividend Reinvestment Plan
We have adopted an “opt out” dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you “opt out” of our dividend reinvestment plan so as to receive cash dividends by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”
Certain Anti-Takeover Measures
Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Securities.”
Available Information
After the completion of this offering, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information will also be available free of charge by contacting us at Oxford Lane Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830, by telephone at (203) 983-5275, or on our website at http://www.oxfordlanecapital.com.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Oxford Lane Capital,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in Oxford Lane Capital Corp.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	%(1)
Offering expenses borne by us (as a percentage of offering price)	—	%(2)
Dividend reinvestment plan expenses	None	(3)
Total stockholder transaction expenses (as a percentage of offering price)	—%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	3.10	%(4)
Incentive fees payable under our investment advisory agreement (20% of net investment income)	0.62	%(5)
Interest payments on borrowed funds	1.67	%(6)
Preferred stock dividend payment	2.47	%(7)
Other expenses (estimated)	1.56	%(8)
Acquired fund fees and expenses	4.44	%(9)
Total annual expenses (estimated)	13.86%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. See Note 6 below for additional information regarding certain assumptions regarding our level of leverage subsequent to this offering.

In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$127	$350	$538	$889

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5.0% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. Also, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load and the “Example” will be updated accordingly.
(2)	The prospectus supplement corresponding to each offering will disclose the applicable offering expenses and total stockholder transaction expenses as a percentage of the offering price.

(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”
(4)	Assumes gross assets of $185.8 million and $62.4 million of leverage (including $15.8 million of preferred stock with a preferred rate of 8.5% per annum issued in November 2012, $21.6 million of preferred stock with a preferred rate of 7.5% per annum issued in June and July 2013 and an assumed additional $25.0 million in senior notes at a rate of 8.0%), and assumes net assets of $120.0 million. The above calculation reflects our base management fee as a percentage of our net assets. Our base management fee under the Investment Advisory Agreement, however, is based on our gross assets, which is defined as all the assets of Oxford Lane Capital, including those acquired using borrowings for investment purposes. As a result, to the extent we use leverage, it would have the effect of increasing our base management fee as a percentage of our net assets. See “Investment Advisory Agreement.”
(5)	Amount reflects the estimated annual incentive fees payable to our investment adviser, Oxford Lane Management, during the fiscal year following this offering. The estimate assumes that the incentive fee earned will be proportional to the fee earned during the quarter ended June 30, 2013. Based on our current business plan, we anticipate that substantially all of the net proceeds of any offerings conducted pursuant to this prospectus will be invested within three months depending on the availability of investment opportunities that are consistent with our investment objective and other market conditions. We expect that it will take approximately one to three months to invest all of the proceeds of any offerings conducted pursuant to this prospectus, in part because equity and junior debt investments in CLO vehicles require substantial due diligence prior to investment.

The incentive fee, which is payable quarterly in arrears, equals 20.0% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” that exceeds a 1.75% quarterly (7.0% annualized) hurdle rate, which we refer to as the Hurdle, subject to a “catch-up” provision measured at the end of each calendar quarter. The incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to our investment adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle of 1.75%;
•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20.0% of our Pre-Incentive Fee Net Investment Income, as if a Hurdle did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter; and
•	20.0% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser (once the Hurdle is reached and the catch-up is achieved, 20.0% of all Pre-Incentive Fee Investment Income thereafter is allocated to our investment adviser).

No incentive fee is payable to our investment adviser on realized capital gains. For a more detailed discussion of the calculation of this fee, see “Investment Advisory Agreement.”

(6)	Assumes that we issue $25.0 million of senior notes in addition to our issued preferred stock, which may be considered a form of leverage.
(7)	Assumes that we continue to have $15.8 million of preferred stock outstanding with a preferred rate equal to 8.5% per annum and $21.6 million of preferred stock outstanding with a preferred rate of 7.5% per annum. We may issue additional shares of preferred stock pursuant to the registration statement of which this prospectus forms a part. In the event we were to issue additional shares of preferred stock, our borrowing costs, and correspondingly our total annual expenses, including our base management fee as a percentage of our net assets, would increase.
(8)	“Other expenses” ($1.9 million) assumes that other expenses for the year will be proportional to other expenses incurred during the quarter year ended June 30, 2013.
(9)	Reflects the estimated annual collateral manager fees that will be indirectly incurred by us in connection with our investments in CLO equity tranches during the twelve months following the date of this prospectus, assuming the CLO equity investments held as of June 30, 2013 and net assets of

$120.0 million. Collateral manager fees are charged on the total assets of the CLO vehicle, including the assets acquired with borrowed funds, but are assumed to be paid from the residual cash flows after interest payments to the senior debt tranches. Therefore, these collateral manager fees (which are generally 0.50% to 0.55% of total assets) are effectively much higher when allocated only to the equity tranches. The debt tranches that we hold generally are not deemed to pay any such collateral manager fees. The calculation does not include any other operating expense ratios of the CLO vehicles, as these amounts are not routinely reported to shareholders on a basis consistent with this methodology; however, it is estimated that additional operating expenses of approximately 0.5% to 1.0% could be incurred. As a result of our investments in such CLO equity investments, our stockholders will be required to pay two levels of fees and expenses in connection with their investment in our common stock, including fees payable under our Investment Advisory Agreement and fees and expenses charged to us on the CLO equity tranches in which we are invested.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand our financial performance. Information is shown since the commencement of our operations on January 25, 2011. The financial data for the fiscal years ended March 31, 2013, March 31, 2012 and March 31, 2011 is derived from our financial statements which have been audited by PricewaterhouseCoopers LLP, our independent registered public accounting firm. The data should be read in conjunction with our financial statements and related notes thereto included in this prospectus.

	Year Ended March 31, 2013	Year Ended March 31, 2012	January 25, 2011 (Commencement of Operations) to March 31, 2011
Per Share Data
Net asset value at beginning of period(1)	$17.05	$18.19	$16.80
Net investment income(2)	1.17	1.19	0.07
Net realized and unrealized capital gains(3)	3.54	0.83	(0.03)
Total from investment operations	4.71	2.02	0.04
Less distributions per share from net investment income	(2.20)	(2.05)	(0.25)
Less distributions per share based on weighted average share impact	(0.28)	(0.10)	—
Total distributions(4)	(2.48)	(2.15)	(0.25)
Effect of shares issued, net of underwriting expense(8)	(2.52)	(0.77)	1.79
Effect of offering costs(8)	(0.56)	(0.24)	(0.19)
Effect of shares issued, net(8)	(3.08)	(1.01)	1.60
Net asset value at end of period	$16.20	$17.05	$18.19
Per share market value at beginning of period	$14.60	$18.75	$20.00
Per share market value at end of period	$15.98	$14.60	$18.75
Total return(5)(7)	26.21%	(10.75%)	(5.0%)
Shares outstanding at end of period	7,602,719	2,456,511	1,861,250
Ratios/Supplemental Data
Net assets at end of period (000’s)	$123,140	$41,879	$33,863
Ratio of net investment income to average daily net assets	5.90%	7.18%	3.51	%(6)
Ratio of expenses to average daily net assets	5.65%	6.50%	4.79	%(6)
Portfolio turnover rate	12.29%	0.22%	0.05%

(1)	For period January 25, 2011 through March 31, 2011, represents the net asset value per share prior to commencement of operations.
(2)	Represents per share net investment income for the period, based upon average shares outstanding.
(3)	Net realized and unrealized capital gains include rounding adjustments, if necessary, to reconcile change in net asset value per share.
(4)	Management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent the Fund's taxable earnings fall below the total amount of the Fund's distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Fund's stockholders.
(5)	Total return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund.
(6)	Annualized, after adjusting for certain periodic expenses recorded during the period January 25, 2011 through March 31, 2011.
(7)	Total return for the period January 25, 2011 through March 31, 2011 was not annualized.
(8)	Based upon actual shares outstanding upon share issuance.

RISK FACTORS

Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We have a limited operating history as a closed-end investment company.

We are a non-diversified, closed-end management investment company with a limited operating history of only two years. As a result, we do not have significant financial information on which you can evaluate an investment in our company or our prior performance. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially or become worthless. We anticipate that it may take approximately one to three months to invest substantially all of the net proceeds of this offering in our targeted investments. During this period, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less, which we expect will earn yields substantially lower than the interest or other income that we anticipate receiving in respect of investments in CLO vehicles or other debt securities. As a result, our dividends may be substantially lower than the dividends that we expect to pay when the proceeds of this offering have been fully invested in accordance with our investment objective.

Our investment portfolio is recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us in accordance with our written valuation policy with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value. Typically, there will not be a public market for the type of investments we target. As a result, we will value these securities quarterly at fair value based on relevant information compiled by our investment adviser, third-party pricing services (when available) and our Valuation Committee and with the oversight, review and approval of our Board of Directors.

The determination of fair value and, consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree subjective and dependent on a valuation process approved by our Board of Directors. Certain factors that may be considered in determining the fair value of our investments include available indicative bids or quotations, as well as external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if an active public market for these securities existed. Our determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments and may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. Investors purchasing our securities based on an overstated net asset value may pay a higher price than the value of our investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments may receive a lower price for their shares than the value of our investments might warrant.

Our financial condition and results of operations depend on our ability to effectively manage and deploy capital.

Our ability to achieve our investment objective depends on our ability to effectively manage and deploy capital, which depends, in turn, on our investment adviser’s ability to identify, evaluate and monitor, and our ability to acquire, investments that meet our investment criteria.

Accomplishing our investment objective on a cost-effective basis is largely a function of our investment adviser’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms, either in the primary or secondary markets. Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to pay dividends.

We may face increasing competition for investment opportunities.

We may compete for investments with other investment funds (potentially including private equity funds, mezzanine funds and business development companies), as well as traditional financial services companies, which could include commercial banks, investment banks, finance companies and other sources of funding. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than us. For example, some competitors may have a lower cost of capital and access to funding sources that may not be available to us, including from federal government agencies through federal rescue programs such as the U.S. Department of Treasury’s Financial Stability Plan (formerly known as the Troubled Asset Relief Program). In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer higher pricing than we are willing to offer to potential sellers. We may lose investment opportunities if our competitors are willing to pay more for the types of investments that we intend to target. If we are forced to pay more for our investments, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. An increase in the number and/or the size of our competitors in our target markets could force us to accept less attractive investments. Furthermore, many of our competitors have greater experience operating under, or are not be subject to, the regulatory restrictions that the 1940 Act imposes on us as a closed-end management investment company.

We are dependent upon Oxford Lane Management’s key personnel for our future success.

We depend on the diligence, skill and network of business contacts of Messrs. Cohen, Rosenthal and Monasebian, who serve as the investment committee of Oxford Lane Management, and who lead Oxford Lane Management’s investment team. Messrs. Cohen, Rosenthal and Monasebian, together with the other investment professionals available to Oxford Lane Management, evaluate, acquire and monitor our investments. Our future success depends on the continued service of Messrs. Cohen, Rosenthal and Monasebian and the other members of Oxford Lane Management’s investment team. We cannot assure you that unforeseen business, medical, personal or other circumstances would not lead any such individual to terminate his relationship with us. The loss of Mr. Cohen, Mr. Rosenthal or Mr. Monasebian, or any of the other investment professionals who serve on Oxford Lane Management’s investment team, could have a material adverse effect on our ability to achieve our investment objective as well as on our financial condition and results of operations. In addition, we can offer no assurance that Oxford Lane Management will continue indefinitely as our investment adviser.

The members of Oxford Lane Management’s investment team are and may in the future become affiliated with entities engaged in business activities similar to those intended to be conducted by us, and may have conflicts of interest in allocating their time. In particular, the members of Oxford Lane Management’s investment team, including Messrs. Cohen, Rosenthal and Monasebian, are currently actively involved in the management of the portfolios of TICC Capital Corp., a publicly-traded business development company that invests principally in the debt of U.S.-based companies, TICC CLO LLC and TICC CLO 2012-1 LLC, CLO structured finance vehicles that invest in a diversified portfolio of Senior Loans, the assets of which are included in the gross assets of TICC Capital Corp., and T2 Income Fund CLO I Ltd., a CLO structured finance vehicle that invests in a diversified portfolio of Senior Loans. Neither Messrs. Cohen, Rosenthal or Monasebian, or the investment team, is required to dedicate any specific portion of their time to the activities of Oxford Lane Capital; moreover, they are engaged in other business activities which divert their time and attention.

Our success depends on the ability of Oxford Lane Management to retain qualified personnel in a competitive environment.

Our success requires that Oxford Lane Management retain investment and administrative personnel in a competitive market. Its ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds, mezzanine funds and business development companies) and traditional financial services companies, with which we compete for experienced personnel have greater resources than we have.

There are significant potential conflicts of interest which could impact our investment returns.

Oxford Lane Management’s investment team presently manages the portfolios of TICC Capital Corp., a publicly-traded business development company that invests principally in the debt of U.S.-based companies, TICC CLO LLC and TICC CLO 2012-1 LLC, CLO structured finance vehicles that invest in a diversified portfolio of Senior Loans, the assets of which are included in the gross assets of TICC Capital Corp., and T2 Income Fund CLO I Ltd., a CLO structured finance vehicle that invests in a diversified portfolio of Senior Loans. In addition, our executive officers and directors, as well as the current and future members of our investment adviser, Oxford Lane Management, may serve as officers, directors or principals of other entities that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders. Each of TICC Capital Corp., TICC CLO LLC, TICC CLO 2012-1 LLC and T2 Income Fund CLO I Ltd., as well as any affiliated investment vehicle formed in the future and managed by our investment adviser or its affiliates may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, Oxford Lane Management’s investment team may face conflicts in allocating investment opportunities between us and such other entities. Although Oxford Lane Management’s investment team will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds, including TICC Capital Corp., TICC CLO LLC, TICC CLO 2012-1 LLC, and T2 Income Fund CLO I Ltd., managed by our investment adviser or an investment manager affiliated with our investment adviser. In any such case, when Oxford Lane Management’s investment team identifies an investment, it will be required to choose which investment fund should make the investment, although BDC Partners maintains an allocation policy to ensure the equitable distribution of such investment opportunities, consistent with the requirements of the 1940 Act.

In certain instances, we may co-invest on a concurrent basis with affiliates of our investment adviser, subject to compliance with applicable regulations and regulatory guidance and our written allocation procedures. Such co-investment may require exemptive relief from the SEC. If we elect to seek such relief, there can be no assurance when, or if, such relief may be obtained.

In addition, we will pay BDC Partners, an affiliate of Oxford Lane Management, our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our Chief Financial Officer, Chief Compliance Officer and any administrative support staff. These arrangements may create conflicts of interest that our Board of Directors must monitor. Oxford Lane Management will not be reimbursed for any performance-related compensation of its employees.

Our incentive fee structure and the formula for calculating the fee payable to Oxford Lane Management may incentivize Oxford Lane Management to pursue speculative investments, use leverage when it may be unwise to do so, or refrain from de-levering when it would otherwise be appropriate to do so.

The incentive fee payable by us to Oxford Lane Management may create an incentive for Oxford Lane Management to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. The incentive fee payable to our investment adviser is based on our pre-incentive net investment income, as calculated in accordance with our Investment Advisory Agreement. In addition, our base management fee is calculated on the basis of our gross assets, including assets acquired through the use of leverage. This may encourage our investment adviser to use leverage to increase the aggregate amount of and the return on our investments, even when it may not be appropriate to do so, and to refrain from de-levering when it would otherwise be appropriate to do so. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our securities.

We may invest, to the extent permitted by law, in the securities and other instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to Oxford Lane Management with respect to the assets invested in the securities and other instruments of other investment companies. With respect to each of these investments, each of our stockholders will bear his or her share of the management and incentive fee of Oxford Lane Management as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.

In the course of our investing activities, we will pay management and incentive fees to Oxford Lane Management and reimburse Oxford Lane Management for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments.

A general increase in interest rates may have the effect of making it easier for our investment adviser to receive incentive fees, without necessarily resulting in an increase in our net earnings.

Given the structure of our Investment Advisory Agreement with Oxford Lane Management, any general increase in interest rates will likely have the effect of making it easier for Oxford Lane Management to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of our investment adviser. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, our investment adviser could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any, would likely be significantly smaller than the relative increase in our investment adviser’s income incentive fee resulting from such a general increase in interest rates.

Our investment adviser has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment adviser has the right, under the Investment Advisory Agreement, to resign at any time upon 60 days’ written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

Our investment adviser may not be able to achieve the same or similar returns as those achieved by Messrs. Cohen and Rosenthal while managing other portfolios.

Although Messrs. Cohen and Rosenthal have experience managing other investment portfolios, including those of TICC Capital Corp., a publicly traded business development company that invests principally in the debt of U.S.-based companies, TICC CLO LLC and TICC CLO 2012-1 LLC, CLO structured finance vehicles that invest in a diversified portfolio of Senior Loans, the assets of which are included in the gross assets of TICC Capital Corp., and T2 Income Fund CLO I Ltd., a CLO structured finance vehicle that invests in a diversified portfolio of Senior Loans, their track record and prior achievements are not necessarily indicative of future results that will be achieved by our investment adviser. We cannot assure you that we will be able to achieve the results realized by other vehicles managed by Messrs. Cohen and Rosenthal, including TICC Capital Corp., and T2 Income Fund CLO I Ltd.

Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.

We may in the future issue debt securities or additional preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a registered closed-end management investment company, to issue senior securities in amounts such that our asset coverage ratio, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 300% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. Furthermore, as a result of having issued senior securities, we are exposed to typical risks associated with leverage, including an increased risk of loss. Our preferred stock ranks “senior” to common stock in our capital structure, preferred stockholders have separate voting rights on certain matters and have other rights, preferences, and privileges more favorable than those of our common stockholders, and our having issued preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

We are not generally able to issue and sell our common stock at a price below net asset value per share, other than in connection with a rights offering to our existing stockholders. We may, however, sell our common stock at a price below the then-current net asset value per share of our common stock if our Board of Directors determines that such sale is in the best interests of Oxford Lane Capital and our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more common stock, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

We may borrow money and/or issue additional preferred stock to leverage our portfolio, which would magnify the potential for gain or loss on amounts invested and will increase the risk of investing in us.

The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our securities. Although we have no current intention to do so, we may borrow from and issue senior debt securities, including additional preferred stock, to banks, insurance companies and other lenders in the future. Holders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make dividend payments on our common stock. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to our investment adviser, Oxford Lane Management, will be payable based on our gross assets, including those assets acquired through the use of leverage, Oxford Lane Management will have a financial incentive to incur leverage which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to Oxford Lane Management.

As a registered closed-end management investment company, we will generally be required to meet an asset coverage ratio, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 300% after each issuance of senior securities. If this ratio declines below 300%, we may not be able to incur additional debt and could be required by law to sell a portion of our investments to repay some debt when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on our investment adviser’s and our Board of Directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

In addition, any debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of portfolio dividend and fee income, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our Board of Directors is authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Under Maryland General Corporation Law and our charter, our Board of Directors is authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors will be required by Maryland law and our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The cost of any such reclassification would be borne by our common stockholders. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a registered closed-end management investment company. In addition, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. We have issued preferred stock and may issue additional shares of preferred stock in the future. These effects, among others, could have an adverse effect on your investment in our common stock.

Our Board of Directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors will have the authority to modify or waive our current operating policies, investment criteria and strategies, other than those that we have deemed to be fundamental, without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment. See “Regulation as a Registered Closed-End Management Investment Company — Fundamental Investment Policies.”

We will be subject to corporate-level income tax if we are unable to maintain our RIC status under Subchapter M of the Code.

Although we have elected to be treated as a RIC under Subchapter M of the Code beginning with our 2011 tax year and succeeding tax years, no assurance can be given that we will be able to continue to maintain RIC status. To obtain and maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements.

The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in CLO vehicles for which there will likely be no active public market, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

There is a risk that our stockholders may not receive distributions or that our distributions may not grow or may be reduced over time, including on a per share basis as a result of the dilutive effects of this offering.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a registered closed-end management investment company, we may be limited in our ability to make distributions. See “Regulation as a Registered Closed-End Management Investment Company.”

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount or market discount, which may arise if we acquire a debt security at a significant discount to par. Such discounts will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. In addition, since our incentive fee is payable on our income recognized, rather than cash received, we may be required to pay advisory fees on income before or without receiving cash representing such income. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, please see “Material U.S. Federal Income Tax Considerations — Taxation as a Regulated Investment Company.”

We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We may distribute taxable dividends that are payable in cash or shares of our common stock at the election of each stockholder. Under certain applicable provision of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends. The Internal Revenue Service has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with these rulings that are payable in part in our stock, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We, the CLO vehicles in which we intend to invest, and the portfolio companies whose securities are held by such CLO vehicles will be subject to applicable local, state and federal laws and regulations, including, without limitation, federal immigration laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. Additionally, any changes to the laws and regulations governing our operations may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of our investment adviser’s senior investment team to other types of investments in which the investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

We incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the

Securities Exchange Act of 1934, as amended, or the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, and other rules implemented by the SEC.

A disruption or downturn in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business.

We are a registered closed-end management investment company and we rely on our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, our business operations may be limited or we may not be able to pursue new business opportunities. Since the middle of 2007, the capital markets and the credit markets have been experiencing volatility and disruption and, accordingly, there has been and may continue to be uncertainty in the financial markets in general. Ongoing disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition. Further, a prolonged period of market illiquidity may have an adverse effect on our business, financial condition and results of operations.

If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the 1940 Act. Any such failure would affect our ability to issue senior securities, including borrowings, and pay dividends, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to obtain debt financing. For example, we cannot be certain that we would be able to obtain borrowing facilities on commercially reasonable terms, if at all. Reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers. This market turmoil and tightening of credit have led to increased market volatility and widespread reduction of business activity generally.

If we are unable to access the capital markets or obtain debt financing on commercially reasonable terms, our liquidity will be lower than it would have been with the benefit of those activities. If we are unable to repay amounts outstanding under any borrowing facility we may in the future obtain, and are declared in default or are unable to renew or refinance any such facility, we would not be able to initiate significant originations or to operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as inaccessibility to the credit markets, a severe decline in the value of the U.S. dollar, a further economic downturn or an operational problem that affects third parties or us, and could materially damage our business. Moreover, we are unable to predict when economic and market conditions may become more favorable. Even if such conditions improve broadly and significantly over the long term, adverse conditions in particular sectors of the financial markets could adversely impact our business.

We may be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

We are classified as “non-diversified” under the 1940 Act. As a result, we can invest a greater portion of our assets in obligations of a single issuer than a “diversified” fund. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. We intend to continue to qualify as a RIC under Subchapter M of the Code, and thus we intend to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of our total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.

Terrorist attacks, acts of war or natural disasters may affect any market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we intend to invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest either directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

Risks Related to Our Investments

Our equity investment distributions in CLO vehicles may be reduced if three month LIBOR increases.

An increase in LIBOR will increase the CLO vehicles financing costs. Since many of the collateral positions within the CLO investments have LIBOR floors, there may not be corresponding increases in investment income (if LIBOR increases but stays below the LIBOR floor rate of such investments) resulting in smaller distribution payments to the equity investors.

Our investments in CLO vehicles may be riskier and less transparent to us and our stockholders than direct investments in the underlying companies.

We have initially invested principally in equity and junior debt tranches issued by CLO vehicles. Generally, there may be less information available to us regarding the underlying debt investments held by such CLO vehicles than if we had invested directly in the debt of the underlying companies. As a result, our stockholders will not know the details of the underlying securities of the CLO vehicles in which we will invest. Our CLO investments will also be subject to the risk of leverage associated with the debt issued by such CLOs and the repayment priority of senior debt holders in such CLO vehicles.

The accounting and tax implications of such investments are complicated. In particular, reported earnings from the equity tranche investments of these CLO vehicles are recorded under generally accepted accounting principles based upon a constant yield calculation. Current taxable earnings on these investments, however, will generally not be determinable until after the end of the fiscal year of each individual CLO vehicle that ends within the Company’s fiscal year, even though the investments are generating cash flow. In general, the tax treatment of these investments may result in higher distributable earnings in the early years and a capital loss at maturity, while for reporting purposes the totality of cash flows are reflected in a constant yield to maturity.

Our portfolio of investments may lack diversification among CLO vehicles which may subject us to a risk of significant loss if one or more of these CLO vehicles experience a high level of defaults on its underlying Senior Loans.

Our portfolio may hold investments in a limited number of CLO vehicles. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we will not have fixed guidelines for diversification, we will not have any limitations on the ability to invest in any one CLO vehicle, and our investments may be concentrated in relatively few CLO vehicles. As our portfolio is less diversified than the portfolios of some larger funds, we are more susceptible to failure if one or more of the CLO vehicles in which we are invested experiences a high level of defaults on its underlying Senior Loans. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment.

The Senior Loan portfolios of the CLO vehicles in which we invest may be concentrated in a limited number of industries or borrowers, which may subject those vehicles, and in turn us, to a risk of significant loss if there is a downturn in a particular industry in which a number of a CLO vehicle’s investments are concentrated.

The CLO vehicles in which we invest may have Senior Loan portfolios that are concentrated in a limited number of industries or borrowers. A downturn in any particular industry or borrower in which a CLO vehicle is heavily invested may subject that vehicle, and in turn us, to a risk of significant loss and could significantly impact the aggregate returns we realize. If an industry in which a CLO vehicle is heavily invested suffers from adverse business or economic conditions, a material portion of our investment in that CLO vehicle could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.

The CLO vehicles in which we invest will incur, or will have already incurred, debt that ranks senior to our investment.

We intend to invest primarily in equity and junior debt tranches issued by CLO vehicles. As a result, the CLO vehicles in which we invest will issue and sell or have already issued and sold debt tranches that will rank senior to the tranches in which we invest. By their terms, such tranches may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the tranches in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO vehicle, holders of senior debt instruments would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such CLO vehicle may not have any remaining assets to use for repaying its obligation to us. In the case of tranches ranking equally with the tranches in which we invest, we would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO vehicle. Therefore, we may not receive back the full amount of our investment in a CLO vehicle.

Failure by a CLO vehicle in which we are invested to satisfy certain tests will harm our operating results.

The failure by a CLO vehicle in which we invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO vehicle fails certain tests, senior debt holders may be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO vehicle or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.

Our financial results may be affected adversely if one or more of our significant equity or junior debt investments in such CLO vehicles defaults on its payment obligations or fails to perform as we expect.

Our portfolio will consist primarily of equity and junior debt investments in CLO vehicles, which involves a number of significant risks. CLO vehicles are typically very highly levered (10-14 times), and therefore the junior debt and equity tranches that we will invest in are subject to a higher degree of risk of total loss. In particular, investors in CLO vehicles indirectly bear risks of the underlying debt investments held by such CLO vehicles. We will generally have the right to receive payments only from the CLO vehicles, and will generally not have direct rights against the underlying borrowers or the entity that sponsored the CLO vehicle. While the CLO vehicles we have initially targeted generally enable the investor to acquire interests in a pool of Senior Loans without the expenses associated with directly holding the same investments, we will generally pay a proportionate share of the CLO vehicles’ administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying CLO vehicles will rise or fall, these prices (and, therefore, the prices of the CLO vehicles) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally.

The interests we intend to acquire in CLO vehicles will likely be thinly traded or have only a limited trading market. CLO vehicles are typically privately offered and sold, even in the secondary market. As a result, investments in CLO vehicles may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO vehicles carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that our investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO vehicle or unexpected investment results.

Investments in structured vehicles, including equity and junior debt instruments issued by CLO vehicles, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. Additionally, changes in the underlying Senior Loans held by a CLO vehicle may cause payments on the instruments we hold to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which we invest, are less liquid than many other types of securities and may be more volatile than the Senior Loans underlying the CLO vehicles we target.

Investing in CLO vehicles, Senior Loans and other high-yield corporate credits involves a variety of risks, any of which may adversely impact our performance.

Investment Risk.  An investment in our securities is subject to investment risk, including the possible loss of your entire investment. An investment in our securities represents an indirect investment in the portfolio of equity and junior tranches issued by CLO vehicles and other securities owned by us, and the value of these securities may fluctuate, sometimes rapidly and unpredictably. At any point in time an investment in our securities may be worth less than the original amount invested, even after taking into account distributions paid by us and the ability of shareholders to reinvest dividends. Because of their security features, we believe that certain Senior Loans that are experiencing, or are more likely to experience financial difficulty may represent attractive investment opportunities. We may invest in certain Senior Loans of borrowers that have filed for bankruptcy protection. Because of the security provided in certain Senior Loans, we believe that we may be able to recover more of our investment in certain defaulted Senior Loans than would be the case for some other types of defaulted debt securities. Nevertheless, there is no assurance that the sale of collateral (which was pledged against the Senior Loan) would raise enough cash to satisfy the borrower’s obligation or that the collateral can or will be liquidated.

Market Risk.  Market risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market prices and includes interest rate risk, foreign currency risk and “other price risks”, such as index price risk. We may use derivative instruments to hedge the investment portfolio against currency risks. Our investments in CLO vehicles typically have no significant assets other than the collateral. Accordingly, payments on the equity and junior debt instruments we intend to initially target are payable solely from the cash flows from the collateral, net of all management fees and other expenses. Quarterly distributions or interest payments to us as a holder of equity or junior debt instruments, respectively, will only be made after payments due on any outstanding senior debt tranches have been made in full for such quarter.

Rating Risk.  Rating agencies, including Moody’s and Standard and Poor’s, have and may continue to downgrade the tranches of CLO vehicles that we are targeting and, therefore, these investments may be seen as riskier than they were previously thought to be. We cannot assure you that the CLO vehicles in which we invest, or the tranches of those CLO vehicles that we hold, will not experience downgrades. To the extent our portfolio experiences such downgrades, the value of our investments, and our ability to liquidate such investments, would likely be impaired. A significant impairment of any of our investments may have a material adverse effect on our financial results and operations.

Interest Rate Risk.  Our investments have initially been focused on investments in equity and junior debt tranches issued by CLO vehicles. Our investments have some exposure to interest rate risk and our investments in equity tranches of CLO vehicles have dollar-for-dollar interest rate risk on the equity portion. We expect to have less significant interest rate-related fluctuations in our net asset value per share than investment companies investing primarily in fixed income securities. When interest rates decline, the value of a fixed income portfolio can normally be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can normally be expected to decline. Currently, LIBOR rates are at historic lows. Although the income available to us will vary, we expect that our acquisition of interests in CLO vehicles may minimize fluctuations in our net asset value resulting from changes in market interest rates.

However, because floating or variable rates only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuations in our net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in our net asset value. In addition, any debt instruments that allow the borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates may have an impact on our net asset value. A material decline in our net asset value may impair our ability to maintain required levels of asset coverage, to the extent we elect to use debt to finance investments.

Credit Risk.  Credit risk is the risk that one or more investments in a portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial condition. While a senior position in the capital structure of a corporate borrower may provide some protection to the CLO vehicles in which we invest, losses or other reductions in collateral may still occur in the portfolios of such CLO vehicles because the market value of such loans is affected by the creditworthiness of borrowers and by general economic and specific industry conditions. As we invest in equity and junior debt tranches of CLO vehicles, we are exposed to a greater amount of credit risk than a fund which invests in senior debt or investment grade securities. The prices of primarily non-investment grade securities are more sensitive to negative developments, such as a decline in a CLO vehicle’s collateral or cash flows or a general economic downturn, than are the prices of more senior debt securities. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default. We will typically be in a first loss or subordinated position with respect to realized losses on the collateral of each investment we make in a CLO vehicle. The leveraged nature of the CLO vehicle, in particular, magnifies the adverse impact of collateral defaults. In addition, we may purchase participations in leveraged corporate loans. Such participations have rights that are more limited than the rights provided under assignments. In a participation the contractual relationship is typically with the lender selling the participation, but not with the borrower. As a result, a participant assumes the credit risk of the lender selling the participation in addition to the credit risk of the borrower. In the event of the insolvency of the lender selling the participation, a participant may be treated as a general creditor of the lender and may not have a senior claim to the lender’s interest in the Senior Loan.

Liquidity Risk.  Liquidity risk is defined as the risk that we may not be able to settle or meet our obligations on time or at a reasonable price. We may invest up to 100% of our portfolio in securities that are considered illiquid. “Illiquid securities” are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by us in determining our net asset value. We may not be able to readily dispose of such securities at prices that approximate those at which we could sell such securities if they were more widely-traded and, as a result of such illiquidity, we may have to sell other investments or engage in borrowing transactions to raise cash to meet our obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting our net asset value and ability to make dividend distributions. Some instruments issued by CLO vehicles may not be readily marketable and may be subject to restrictions on resale. Securities issued by CLO vehicles are generally not listed on any U.S. national securities exchange and no active trading market may exist for the securities in which we invest. Although a secondary market may exist for our investments, the market for our investments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. As a result, these types of investments may be more difficult to value. In addition, we believe that ownership of CLO equity and junior debt instruments has generally been distributed across a wide range of holders, some of whom we believe may continue to face near- to intermediate-term liquidity issues. Further, we believe that larger institutional investors with sufficient resources to source, analyze and negotiate the purchase of these assets may refrain from purchases of the size that we are targeting, thereby reducing the prospective investor population, which would limit our ability to sell our position in a CLO vehicle if we choose to or need to do so. We have no limitation on the amount of our assets which may be invested in securities that are not readily marketable or are subject to restrictions on resale. Further, Senior Loans generally are not listed on any national securities exchange or automated quotation system and no active trading market exists for many Senior Loans. As a result, many Senior Loans are illiquid, meaning that we may not be able to sell them quickly at a fair price. The market for illiquid securities is more volatile than the market for liquid securities.

Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy involves investments in securities issued by foreign entities, including foreign CLO vehicles. Investing in foreign entities may expose us to additional risks not typically associated with investing in U.S. issues. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Further, we, and the CLO vehicles in which we invest, may have difficulty enforcing creditor’s rights in foreign jurisdictions. In addition, the underlying companies of the CLO vehicles in which we invest may be foreign, which may create greater exposure for us to foreign economic developments.

Although we expect that most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk, or that if we do, such strategies will be effective.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Any unrealized losses we experience on our portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a registered closed-end management investment company, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of an issuer’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

Our investments in CLO vehicles may be subject to special anti-deferral provisions that could result in us incurring tax or recognizing income prior to receiving cash distributions related to such income.

We anticipate that the CLO vehicles in which we invest may constitute “passive foreign investment companies” (“PFICs”). Because we acquire shares in PFICs (including equity tranche investments in CLO vehicles that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require us to recognize our share of the PFIC’s income for each year regardless of whether we receive any distributions from such PFIC. We must nonetheless distribute such income to maintain our status as a RIC.

If we hold more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO vehicle treated as a CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If we are required to include such deemed distributions from a CFC in our income, we will be required to distribute such income to maintain our RIC status regardless of whether or not the CFC makes an actual distribution during such year.

If we are required to include amounts in income prior to receiving distributions representing such income, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Material U.S. Federal Income Tax Considerations — Taxation as a Regulated Investment Company.”

If a CLO vehicle in which we invest fails to comply with certain U.S. tax disclosure requirements, such CLO may be subject to withholding requirements that could materially and adversely affect our operating results and cash flows.

Legislation enacted in 2010 imposes a withholding tax of 30% on payments of U.S. source interest and dividends paid after June 30, 2014, or gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends paid after December 31, 2016, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLO vehicles in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO vehicle in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO vehicle, which could materially and adversely affect our operating results and cash flows.

Risks Relating to an Investment in our Securities

Common shares of closed-end management investment companies, including Oxford Lane Capital, have in the past frequently traded at discounts to their net asset values, and we cannot assure you that the market price of shares of our common stock will not decline below our net asset value per share.

Common shares of closed-end management investment companies have in the past frequently traded at discounts to their net asset values and our stock may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of common stock purchased in the offering soon after the offering. In addition, if our common stock trades below its net asset value, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of our stockholders (including our unaffiliated stockholders) and our independent directors for such issuance.

Our common stock price may be volatile and may decrease substantially.

The trading price of our common stock may fluctuate substantially. The price of our common stock that will prevail in the market after this offering may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;
•	investor demand for our shares;
•	significant volatility in the market price and trading volume of securities of registered closed-end management investment companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;
•	changes in regulatory policies or tax guidelines with respect to RICs or registered closed-end management investment companies;
•	failure to continue to qualify as a RIC, or the loss of RIC status;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	changes, or perceived changes, in the value of our portfolio investments;
•	departures of any members of Oxford Lane Management’s senior investment team;
•	operating performance of companies comparable to us; or
•	general economic conditions and trends and other external factors.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

We cannot assure you that we will be able to successfully deploy the proceeds of any offering conducted pursuant to this prospectus within the timeframe we have contemplated.

We currently anticipate that substantially all of the net proceeds of any offering conducted pursuant to this prospectus will be invested in accordance with our investment objective within approximately one to three months after the consummation of such offering. We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to successfully deploy substantially all of the net proceeds of any such offering in that timeframe. To the extent we are unable to invest substantially all of the net proceeds of any such offering within our contemplated timeframe after the completion of such offering, our investment income, and in turn our results of operations, will likely be materially adversely affected.

We will have broad discretion over the use of proceeds of any offering conducted pursuant to this prospectus and will use proceeds in part to satisfy operating expenses.

We will have significant flexibility in applying the proceeds of any offering conducted pursuant to this prospectus and may use the net proceeds from any such offering in ways with which you may not agree, or for purposes other than those contemplated at the time of such offering. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that net proceeds of any such offering, pending full investment, are used to pay operating expenses.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering.

In the event we issue subscription rights to purchase shares of our common stock, stockholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the offer.

In addition, if the subscription price is less than our net asset value per share, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offer. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of the rights offering or what proportion of the shares will be purchased as a result of the offer. Such dilution could be substantial.

If we issue preferred stock, the net asset value and market value of our common stock will likely become more volatile.

We cannot assure you that the issuance of preferred stock would result in a higher yield or return to the holders of the common stock. The issuance of preferred stock would likely cause the net asset value and market value of the common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of common stock than if we had not issued preferred stock. Any decline in the net asset value of our investments would be borne entirely by the holders of common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for the common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings, if any, on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Any amounts that we use to service our indebtedness or preferred dividends, or that we use to redeem our preferred stock, will not be available for distributions to our common stockholders.

Although we have no current intention to do so, we may in the future issue debt securities or additional shares of preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a registered closed-end management investment company, to issue senior securities representing indebtedness so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, is at least 300% after each issuance of such senior securities. In addition, we will be permitted to issue additional shares of preferred stock so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding preferred stock, is at least 200% after each issuance of such preferred stock. If the value of our assets declines, we may be unable to satisfy these tests. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness or redeem outstanding shares of preferred stock, in each case at a time when doing so may be disadvantageous. Any amounts that we use to service our indebtedness or preferred dividends, or that we use to redeem our preferred stock, would not be available for distributions to our common stockholders.

Our common stock is subject to a risk of subordination relative to holders of our debt instruments and holders of our preferred stock.

Rights of holders of our common stock are subordinated to the rights of holders of our indebtedness and to the rights of holders of our preferred stock. Therefore, dividends, distributions and other payments to holders of our common stock in liquidation or otherwise may be subject to prior payments due to the holders of our indebtedness or our preferred stock. In addition, under some circumstances the 1940 Act may provide debt holders with voting rights that are superior to the voting rights of holders of our equity securities.

Holders of our preferred stock have the right to elect members of our Board of Directors and class voting rights on certain matters.

Except as otherwise provided in our Articles of Amendment and Restatement, as amended by the Articles Supplementary, or as otherwise required by law, (1) each holder of our preferred stock is entitled to one vote for each share of preferred stock held by such holder on each matter submitted to a vote of our stockholders and (2) the holders of all outstanding preferred stock and common stock will vote together as a single class; provided that holders of preferred stock, voting separately as a class, will elect two of our directors and will be entitled to elect a majority of our directors if we fail to pay dividends on any outstanding shares of preferred stock in an amount equal to two full years of dividends and continuing during that period until we correct that failure. Preferred stock holders will also vote separately as a class on any matter that materially and adversely affects any preference, right or power of holders of preferred stock.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of Oxford Lane Capital or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our Board of Directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our Board of Directors, including approval by a majority of our independent Directors. If the resolution exempting business combinations is repealed or our Board of Directors does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our Board of Directors in three classes serving staggered three-year terms, and authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, to amend our charter without stockholder approval and to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

You may not receive dividends or our dividends may decline or may not grow over time.

We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. In particular, our future dividends are dependent upon the investment income we receive on our portfolio investments. To the extent such investment income declines, our ability to pay future dividends may be harmed.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about Oxford Lane Capital Corp., our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements.

The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;
•	our business prospects and the prospects of a CLO vehicle’s portfolio companies;
•	the impact of investments that we expect to make;
•	our contractual arrangements and relationships with third parties;
•	the dependence of our future success on the general economy and its impact on the industries in which we invest;
•	the ability of a CLO vehicle’s portfolio companies to achieve their objectives;
•	our expected financings and investments;
•	the adequacy of our cash resources and working capital; and
•	the timing of cash flows, if any, from our investments.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair the ability of a CLO vehicle’s portfolio companies to continue to operate, which could lead to the loss of some or all of our investment in such CLO vehicle;
•	a contraction of available credit and/or an inability to access the equity markets could impair our investment activities;
•	interest rate volatility could adversely affect our results, particularly if we elect to use leverage as part of our investment strategy;
•	currency fluctuations could adversely affect the results of our investments in foreign companies, particularly to the extent that we receive payments denominated in foreign currency rather than U.S. dollars; and
•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. However, we will update this prospectus to reflect any material changes to the information contained herein. The forward-looking statements contained in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, or the “Securities Act.”

USE OF PROCEEDS

We intend to use the net proceeds from the sale of our securities pursuant to this prospectus for acquiring investments in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We may also pay operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of any offering conducted pursuant to this prospectus. We anticipate that substantially all of the net proceeds of any such offering will be used for the above purposes within approximately three months from the consummation of such offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace.

Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation as a Closed-End Investment Company — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective. The supplement to this prospectus relating to an offering conducted pursuant to this prospectus will more fully identify the use of the proceeds from such offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NASDAQ Global Select Market under the symbol “OXLC.” The following table sets forth, for each fiscal quarter since our initial public offering, the net asset value (“NAV”) per share of our common stock, the high and low intraday sales prices for our common stock, such sales prices as a percentage of NAV per share and quarterly distributions per share.

		Price Range
	NAV(1)	High	Low	Premium/Discount of High Sales Price to NAV(2)	Premium/Discount of Low Sales Price to NAV(2)	Cash Distributions Per Share(3)
Fiscal 2014
Second Quarter (through August 19, 2013)	*	$16.75	$15.84	*	*	$0.55
First Quarter	$15.71	$18.56	$15.15	18%	(4%)	$0.55
Fiscal 2013
Fourth Quarter	$16.20	$16.30	$14.99	1%	(7%)	$0.55
Third Quarter	$17.41	$16.80	$14.70	(4%)	(16%)	$0.55
Second Quarter	$17.13	$16.79	$14.00	(2%)	(18%)	$0.55
First Quarter	$14.60	$15.00	$13.49	3%	(8%)	$0.55
Fiscal 2012
Fourth Quarter	$17.05	$16.50	$13.30	(3%)	(22%)	$0.55
Third Quarter	$15.08	$14.98	$12.06	(1%)	(20%)	$0.50
Second Quarter	$15.14	$18.74	$13.05	24%	(14%)	$0.50
First Quarter	$17.44	$20.00	$17.61	15%	1%	$0.50

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(2)	Calculated as the respective high or low intraday sales price divided by NAV.
(3)	Represents the cash distribution declared in the specified quarter.
*	Not determinable at the time of filing.

On August 19, 2013, the last reported sales price of our common stock was $16.03 per share. As of August 19, 2013, we had 70 shareholders of record of our common stock.

Shares of closed-end management investment companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. Since our initial public offering, shares of our common stock have traded at a discount and at a premium to the net assets attributable to those shares. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

To the extent that we have income available, we intend to distribute quarterly dividends to our stockholders. Our quarterly dividends, if any, will be determined by our Board of Directors. Any dividends to our stockholders will be declared out of assets legally available for distribution. The following table reflects the cash distributions per share that we have declared on our common stock to date:

Date Declared	Record Date	Payment Date	Amount(1)
Fiscal 2014
July 24, 2013	September 16, 2013	September 30, 2013	$0.55
May 22, 2013	June 14, 2013	June 28, 2013	0.55
Total (2014)			1.10
Fiscal 2013
February 6, 2013	March 15, 2013	March 29, 2013	0.55
October 23, 2012	December 17, 2012	December 31, 2012	0.55
July 31, 2012	September 14, 2012	September 28, 2012	0.55
May 22, 2012	June 15, 2012	June 29, 2012	0.55
Total (2013)			2.20
Fiscal 2012
January 25, 2012	March 16, 2012	March 30, 2012	0.55
October 24, 2011	December 16, 2011	December 30, 2011	0.50
July 22, 2011	September 16, 2011	September 30, 2011	0.50
April 6, 2011	June 16, 2011	June 30, 2011	0.50
Total (2012)			2.05
Fiscal 2011
March 7, 2011	March 21, 2011	April 1, 2011	0.25
Total (2011)			0.25
			$5.60

(1)	All of our cash distributions to date were funded from net investment income, except approximately $0.07 per share of the distribution paid on June 29, 2012, which was funded from long term capital gains.

For fiscal 2013, we paid $459,222 in preferred dividends on the Series 2017 Term Preferred Shares; for the first quarter of fiscal 2014 we paid or declared a total of $336,021 in such dividends. During the first fiscal quarter of fiscal 2014, we declared a total of $291,664 in preferred dividends on the Series 2023 Term Preferred Shares, which is payable during the second fiscal quarter of fiscal 2014.

For accounting purposes the distributions declared on our common stock for the fiscal periods ended March 31, 2013, 2012 and 2011 were in excess of the reported earnings. However, as a RIC, earnings and distributions are determined on a tax basis. Furthermore, taxable earnings are determined according to tax regulations and differ from reported income for accounting purposes. Therefore, for the fiscal periods ended March 31, 2011 and March 31, 2012 distributions were spilled-back for tax purposes in an amount equal to taxable earnings, and there was no tax return of capital for these years. Based on current estimates of taxable earnings for fiscal 2013, we do not expect that any portion of the above-referenced dividends will represent a tax return of capital to our stockholders; however, there can be no assurance that actual results will not differ materially from the projections and assumptions upon which the amount of such dividend was based. To the extent that taxable earnings for any fiscal year are less than the amount of the dividends paid during the year, there would be a tax return of capital to shareholders. Distributions in excess of current and accumulated taxable earnings and profits will generally not be taxable to the shareholders, because a tax return of capital represents a return of a portion of a shareholder’s original investment in our common stock to the extent of a shareholder’s basis in our stock. Generally, a tax return of capital will reduce an investor’s basis in our stock for federal tax purposes, which will result in the shareholder recognizing additional gain (or less loss) when the stock is sold. Assuming that a shareholder holds our stock as a capital asset, any such additional gain would be a capital gain. Shareholders should not assume that the source of all distributions is from our net profits and shareholders may periodically receive the payment of a dividend consisting of a return of capital. The tax character of any distributions will be determined after the end of the fiscal year. Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

We have elected to be treated, and intend to continue to qualify annually, as a RIC under Subchapter M of the Code beginning with our 2011 taxable year. To maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (1) 98% of our ordinary income for the calendar year; (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year; and, (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. In addition, although we currently intend to distribute realized net capital gains (i.e., net long term capital gains in excess of short term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated as if you had received an actual distribution of the capital gains we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Our current intention is to make any distributions in additional shares of our common stock under our dividend reinvestment plan out of assets legally available therefore, unless you elect to receive your dividends and/or long-term capital gains distributions in cash. See “Dividend Reinvestment Plan.” If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of the end of each fiscal year since our formation. The report of our independent registered public accounting firm covering the total amount of senior securities outstanding as of March 31, 2013 is attached as an exhibit to the registration statement of which this prospectus is a part. On June 21, 2013, we completed an underwritten public offering of 800,000 shares of our newly designated 7.50% Series 2023 Term Preferred Shares at a public offering price of $25 per share, raising $20 million in gross proceeds. In connection with this offering, on July 10, 2013, the underwriters purchased an additional 62,000 shares of our newly designated 7.50% Series 2023 Term Preferred Shares at a public offering price of $25 per share pursuant to the exercise of the overallotment option to purchase up to an additional 120,000 shares, raising an additional $1.55 million in gross proceeds. The 7.50% Series 2023 Term Preferred Shares are not included in the following table.

	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
Year
Series 2017 Term Preferred Shares
2013	$15,811,250	8.79	$25	1.03
2012	—	—	—	—
2011	—	—	—	—

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities. Asset coverage per unit is expressed in terms of dollar amounts per share.
(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it.
(4)	The Average Market Value Per Unit is calculated by taking the daily average closing price of $25.87 for the period December 4, 2012 (commencement of trading) through March 31, 2013 and dividing it by $25 per share to determine a unit price per share consistent with Asset Coverage Per Unit.

BUSINESS

Overview

We are a non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. Our investment objective is to maximize our portfolio’s total return. We have initially implemented our investment objective by purchasing portions of equity and junior debt tranches of CLO vehicles. Substantially all of the CLO vehicles in which we may invest would be deemed to be investment companies under the 1940 Act but for the exceptions set forth in section 3(c)(1) or section 3(c)(7). Structurally, CLO vehicles are entities formed to originate and manage a portfolio of loans. The loans within the CLO vehicle are limited to loans which meet established credit criteria and are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit. A CLO vehicle is formed by raising various classes or “tranches” of debt (with the most senior tranches being rated “AAA” to the most junior tranches typically being rated “BB” or “B”) and equity. The CLO vehicles which we focus on are collateralized primarily by Senior Loans, and generally have very little or no exposure to real estate, mortgage loans or to pools of consumer-based debt, such as credit card receivables or auto loans. We may also invest, on an opportunistic basis, in other corporate credits of a variety of types. We expect that each of our investments will range in size from $2 million to $15 million, although the investment size may vary consistent with the size of our overall portfolio.

Distributions

The following table reflects the cash distributions per share that we have declared on our common stock to date:

Date Declared	Record Date	Payment Date	Amount(1)
Fiscal 2014
July 24, 2013	September 16, 2013	September 30, 2013	$0.55
May 22, 2013	June 14, 2013	June 28, 2013	0.55
Total (2014)			1.10
Fiscal 2013
February 6, 2013	March 15, 2013	March 29, 2013	0.55
October 23, 2012	December 17, 2012	December 31, 2012	0.55
July 31, 2012	September 14, 2012	September 28, 2012	0.55
May 22, 2012	June 15, 2012	June 29, 2012	0.55
Total (2013)			2.20
Fiscal 2012
January 25, 2012	March 16, 2012	March 30, 2012	0.55
October 24, 2011	December 16, 2011	December 30, 2011	0.50
July 22, 2011	September 16, 2011	September 30, 2011	0.50
April 6, 2011	June 16, 2011	June 30, 2011	0.50
Total (2012)			2.05
Fiscal 2011
March 7, 2011	March 21, 2011	April 1, 2011	0.25
Total (2011)			0.25
			$5.60

(1)	All of our cash distributions to date were funded from net investment income, except approximately $0.07 per share of the distribution paid on June 29, 2012, which was funded from long term capital gains.

For fiscal 2013, we paid $459,222 in preferred dividends on the Series 2017 Term Preferred Shares; for the first quarter of fiscal 2014 we paid or declared a total of $336,021 in such dividends. During the first fiscal quarter of fiscal 2014, we declared a total of $291,664 in preferred dividends on the Series 2023 Term Preferred Shares, which is payable during the second fiscal quarter of fiscal 2014.

For accounting purposes the distributions declared on our common stock for the fiscal periods ended March 31, 2013, 2012 and 2011 were in excess of the reported earnings. However, as a RIC, earnings and distributions are determined on a tax basis. Furthermore, taxable earnings are determined according to tax regulations and differ from reported income for accounting purposes. Therefore, for the fiscal periods ended March 31, 2011 and March 31, 2012 distributions were spilled-back for tax purposes in an amount equal to taxable earnings, and there was no tax return of capital for these years. Based on current estimates of taxable earnings for fiscal 2013, we do not expect that any portion of the above-referenced dividends will represent a tax return of capital to our stockholders; however, there can be no assurance that actual results will not differ materially from the projections and assumptions upon which the amount of such dividend was based. To the extent that taxable earnings for any fiscal year are less than the amount of the dividends paid during the year, there would be a tax return of capital to shareholders. Distributions in excess of current and accumulated taxable earnings and profits will generally not be taxable to the shareholders, because a tax return of capital represents a return of a portion of a shareholder’s original investment in our common stock to the extent of a shareholder’s basis in our stock. Generally, a tax return of capital will reduce an investor’s basis in our stock for federal tax purposes, which will result in the shareholder recognizing additional gain (or less loss) when the stock is sold. Assuming that a shareholder holds our stock as a capital asset, any such additional gain would be a capital gain. Shareholders should not assume that the source of all distributions is from our net profits and shareholders may periodically receive the payment of a dividend consisting of a return of capital. The tax character of any distributions will be determined after the end of the fiscal year. Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Use of Proceeds From Prior Offerings

Since the closing of our initial public offering on January 25, 2011, three subsequent rights offerings on August 26, 2011, April 27, 2012 and February 15, 2013, and preferred stock offerings on November 28, 2012 and June 21, 2013, through August 19, 2013 we have invested approximately $150 million of the cumulative net proceeds we received from our initial public offering, subsequent rights offerings and preferred stock offerings representing full investment of those cumulative proceeds, and exclusive of proceeds from sales of investments. Consistent with our investment objective, these investments were made in junior debt and equity tranches of CLOs.

Oxford Lane Management

Our investment activities are managed by Oxford Lane Management, which is an investment adviser that has registered under the Advisers Act. Under our Investment Advisory Agreement with Oxford Lane Management, we have agreed to pay Oxford Lane Management an annual base management fee based on our gross assets, as well as an incentive fee based on our performance. See “Investment Advisory Agreement.”

We expect to benefit from the proven ability of our investment adviser’s team to identify attractive opportunities, conduct diligence on and value prospective investments, negotiate terms where appropriate, and manage and monitor a diversified portfolio although we do not intend to operate as a “diversified” investment company within the meaning of the 1940 Act. Our investment adviser’s senior investment team members have broad investment backgrounds, with prior experience at investment banks, commercial banks, unregistered investment funds and other financial services companies, and have collectively developed a broad network of contacts to provide us with our principal source of investment opportunities.

Our investment adviser is led by Jonathan H. Cohen, our Chief Executive Officer and Saul B. Rosenthal, our President. Messrs. Cohen and Rosenthal are assisted by Darryl M. Monasebian and Hari Srinivasan, who serve as Executive Vice President and Managing Director, for Oxford Lane Management, respectively. We consider Messrs. Cohen, Rosenthal, Monasebian and Srinivasan to be Oxford Lane Management’s senior investment team.

Messrs. Cohen, Rosenthal and Monasebian together with the other members of Oxford Lane Management’s investment team, have developed an infrastructure that we believe provides Oxford Lane

Capital with a competitive advantage in locating and acquiring attractive Senior Loans and CLO investments. In particular, in addition to our portfolio, the members of Oxford Lane Management’s investment team currently manage the portfolios of:

•	TICC Capital Corp., a NASDAQ Global Select Market-listed business development company, which completed its initial public offering in 2003, with approximately $1 billion in gross assets as of June 30, 2013, which is managed by TICC Management, LLC;
•	TICC CLO LLC, a $225 million CLO structured finance vehicle completed in 2011 investing in a diversified portfolio of Senior Loans, the assets of which are included in the gross assets of TICC Capital Corp;
•	TICC CLO 2012-1, LLC, a $320 million CLO structured finance vehicle completed in 2012 investing in a diversified portfolio of Senior Loans, the assets of which are included in the gross assets of TICC Capital Corp.; and
•	T2 Income Fund CLO I Ltd., a twelve year, $309 million CLO structured finance vehicle completed in 2007 investing in a diversified portfolio of Senior Loans. T2 Income Fund CLO I Ltd. is in full compliance with all applicable covenant tests as of June 30, 2013 and has been distributing cash to all of its note and equity holders uninterrupted since inception, other than in two quarters in which equity holders received partial distributions in accordance with the terms of this CLO vehicle.

Since 2004, in the course of managing those existing portfolios, the members of Oxford Lane Management’s investment team have historically evaluated and invested primarily in a combination of bilateral and syndicated Senior Loans and structured finance vehicles, with the objective of producing high risk-adjusted returns primarily in the form of current income. Since June 2009, the members of Oxford Lane Management’s investment team have sourced and analyzed in excess of 250 primary and secondary CLO investments, and have invested an aggregate of approximately $375 million in 100 such transactions with an aggregate par value of approximately $500 million. In total, as of June 30, 2013, Oxford Lane Management’s investment team has reviewed over 1,000 transactions, has made more than 300 investments representing over $2.5 billion in invested capital and currently has approximately $1.3 billion under management.

Charles M. Royce is a non-managing member of Oxford Lane Management. Mr. Royce has served as President since 1972, and a member of the Board of Managers since 2001, of Royce & Associates. He also serves as Royce & Associates’ Co-Chief Investment Officer and manages or co-manages twelve of Royce & Associates’ open- and closed-end registered funds. Mr. Royce currently serves on the Board of Directors of The Royce Funds and TICC Capital Corp. Mr. Royce is a non-managing member of TICC Management, LLC, the investment adviser for TICC Capital Corp. Mr. Royce, as a non-managing member of Oxford Lane Management, does not take part in the management or participate in the operations of Oxford Lane Management; however, Mr. Royce may be available from time to time to Oxford Lane Management to provide certain consulting services without compensation. Royce & Associates is a wholly owned subsidiary of Legg Mason, Inc.

In addition, our executive officers and directors, as well as the current and future members of our investment adviser, Oxford Lane Management, may serve as officers, directors or principals of other entities that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders. Each of TICC Capital Corp., TICC CLO LLC, TICC CLO 2012-1 LLC and T2 Income Fund CLO I Ltd., as well as any affiliated investment vehicle formed in the future and managed by our investment adviser or its affiliates may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, Oxford Lane Management may face conflicts in allocating investment opportunities between us and such other entities. Although Oxford Lane Management endeavors to allocate investment opportunities in a fair and equitable manner, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds, including TICC Capital Corp., TICC CLO LLC, TICC CLO 2012-1 LLC, and T2 Income Fund CLO I Ltd., managed by our investment adviser or an investment manager affiliated with our investment adviser. In any such case, when Oxford Lane Management’s investment team identifies an investment, it will be required to choose which investment fund should make the investment.

In certain instances, we may co-invest on a concurrent basis with affiliates of our investment adviser, subject to compliance with applicable regulations and regulatory guidance and our written allocation procedures. Such co-investment may require exemptive relief from the SEC. If we elect to seek such relief, there can be no assurance when, or if, such relief may be obtained.

In addition, we will pay BDC Partners, an affiliate of Oxford Lane Management, our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our Chief Financial Officer, Chief Compliance Officer and any administrative support staff. These arrangements will create conflicts of interest that our Board of Directors must monitor.

Investment Focus

Our investment objective is to maximize our portfolio’s total return. We have initially implemented our investment objective by investing principally in the equity and junior debt tranches of CLO vehicles, which are collateralized primarily by a diverse portfolio of leveraged corporate loans, and which generally have very little or no exposure to real estate or mortgage loans or to pools of consumer-based debt, such as credit card receivables or auto loans. We may invest in securities issued by foreign entities, including foreign CLO vehicles.

The CLO investments we currently hold in our portfolio generally represent either a residual economic interest, in the case of an equity tranche, or a debt investment collateralized by a portfolio of Senior Loans. The value of our CLO investments generally depend on both the quality and nature of the underlying portfolio it references and also on the specific structural characteristics of the CLO itself, both of which are described below.

CLO Structural Elements

Structurally, CLO vehicles are entities formed to originate and manage a portfolio of loans. The loans within the CLO vehicle are limited to loans which meet established credit criteria and are subject to concentration limitations in order to limit a CLO vehicle’s exposure to a single credit.

A CLO vehicle is formed by raising multiple “tranches” of debt (with the most senior tranches being rated “AAA” to the most junior tranches typically being rated “BB” or “B”) and equity. As interest payments are received the CLO vehicle makes contractual interest payments to each tranche of debt based on their seniority. If there are funds remaining after each tranche of debt receives its contractual interest rate and the CLO vehicle meets or exceeds required collateral coverage levels (or other similar covenants) the remaining funds may be paid to the equity tranche. The contractual provisions setting out this order of payments are set out in detail in the CLO vehicle’s indenture. These provisions are referred to as the “priority of payments” or the “waterfall” and determine any other obligations that may be required to be paid ahead of payments of interest and principal on the securities issued by a CLO vehicle. In addition, for payments to be made to each tranche, after the most senior tranche of debt, there are various tests which must be complied with, which are different for each CLO vehicle.

CLO indentures typically provide for adjustments to the priority of payments in the event that certain cashflow or collateral requirements are not maintained. The collateral quality tests that may divert cashflows in the priority of payments are predominantly determined by reference to the par values of the underlying loans, rather than their current market values. Accordingly, we believe that CLO equity and junior debt investments allow investors to gain diversified exposure to the Senior Loan market on a levered basis without being structurally subject to mark-to-market price fluctuations of the underlying loans. As such, although the current valuations of CLO equity and junior debt tranches are expected to fluctuate based on price changes within the loan market, interest rate movements and other macroeconomic factors, those tranches will generally be expected to continue to receive distributions from the CLO vehicle periodically so long as the underlying portfolio does not suffer defaults, realized losses or other covenant violations sufficient to trigger changes in the waterfall allocations. We therefore believe that an investment portfolio consisting of CLO equity and junior debt investments of this type has the ability to provide attractive risk-adjusted rates of return.

The diagram below is for illustrative purposes only. The CLO structure highlighted below is only a hypothetical structure and structures among CLO vehicles in which we may invest may vary substantially from the hypothetical example set forth below.

The Syndicated Senior Loan Market

We believe that while the syndicated leveraged corporate loan market is relatively large, with Standard and Poor’s estimating the total par value outstanding at approximately $611 billion as of August 19, 2013, this market remains largely inaccessible to a significant portion of investors that are not lenders or approved institutions. The CLO market permits wider exposure to syndicated Senior Loans, but this market is almost exclusively private and predominantly institutional.

The Senior Loan market is characterized by various factors, including:

•	Seniority. A Senior Loan typically ranks senior in a company’s capital structure to all other forms of debt or equity. As such, that loan maintains the senior-most claim on the company’s assets and cash flow, and, we believe should, all other things being equal, offer the prospect of a relatively more stable and lower-risk holding.
•	Floating rate instruments. A Senior Loan typically contains a floating versus a fixed interest rate, which we believe provides some measure of protection against the risk of interest rate fluctuation.
•	Frequency of interest payments. A Senior Loan typically provides for scheduled interest payments no less frequently than quarterly.

In the current environment, we believe the above attributes seem particularly desirable.

Investment Opportunity

Despite strength across the credit markets broadly, we believe that the market for CLO-related assets continues to provide us with ongoing opportunities to generate attractive risk-adjusted returns within our strategy. We believe that a number of factors support this conclusion, including:

—	We believe that the long-term and relatively low-cost capital that many CLO vehicles have secured, compared with current asset spreads and the associated LIBOR floors have created opportunities to purchase certain CLO equity and junior debt instruments that may produce attractive risk-adjusted returns. Although yields on Senior Loans have generally decreased since mid-2010, we believe that CLO equity and junior debt instruments still offer attractive risk-adjusted returns.
—	We believe that investing in CLO securities and CLO equity instruments in particular, requires a high level of research and analysis. We believe that typically this analysis can only be adequately conducted by knowledgeable market participants, since that analysis tends to be highly specialized.
—	We believe that CLO equity and junior debt have generally become more liquid since mid-2009. From late 2007 through mid-2009, these assets traded less frequently. We believe that greater liquidity in this market has created more opportunities to select among various CLO debt and equity instruments.
—	We believe that a stronger credit market for Senior Loans has reduced the risk of collateral coverage test violations across many CLO structures, thereby reducing the risk that current cash distributions otherwise payable to junior debt tranches and/or equity will be diverted under the priority of payments to pay down the more senior obligations in various CLO structures.
—	We believe that the US CLO market is relatively large with total assets under management of approximately $268 billion.(1) We estimate that the amount outstanding of the junior-most debt tranches (specifically the tranches originally rated “BB” and “B”) and equity tranches together are approximately $45 billion.

In addition to reviewing the junior debt and equity tranches of pre-2008 vintage CLOs, we have analyzed post-2010 CLOs (in both the primary and secondary markets) given the recent increase in new CLO issuance. From January 1, 2013 to August 12, 2013, CLO issuance stood at approximately $53 billion across 111 deals (compared to approximately $55 billion for 2012).(2)

1. As of August 20, 2013. Source: RBS, Intex.

2. As of August 12, 2013. Source: Nomura Securities International, Inc.

While the post-2010 CLOs generally have a higher cost of capital (which may result in lower returns for the equity investors in those CLOs) compared to pre-2008 CLOs, they may offer certain attractive structural features (including, in certain cases, better credit enhancement and lower leverage) and stronger collateral packages. We believe there are currently a significant number of these investment opportunities to consider and we have and continue to make investments in post-2010 CLOs.

We continue to review a large number of CLO investment vehicles in the current market environment, and we expect that the majority of our portfolio holdings, over the near to intermediate-term, will continue to be focused on CLO debt and equity securities, with the more significant focus over the near-term on CLO equity securities.

Investment Selection

Our investment adviser’s investment team is responsible for all aspects of our investment process. Oxford Lane Management’s senior investment team currently consists of Messrs. Cohen, Rosenthal and Monasebian, who serve as members of the investment committee of Oxford Lane and Mr. Srinivasan. While the investment strategy involves a team approach, whereby potential transactions are screened by various members of the investment team, Messrs. Cohen or Rosenthal must approve all investments in order for them to close. See “Portfolio Management.” The stages of our investment selection process are as follows:

Deal Sourcing

Deal sourcing is generally conducted through brokers and bankers, and may also be sourced through industry contacts, CLO vehicle sponsors and investors. We believe that we currently have an active pipeline of deal flow, particularly through multiple CLO trading desks.

Screening

In screening potential investments in CLO vehicles, our investment adviser’s investment team utilizes the same value-oriented investment philosophy they employ in their work managing other investment portfolios, including TICC Capital Corp., TICC CLO LLC, TICC CLO 2012-1 LLC, and T2 Income Fund CLO I Ltd.

CLO Vehicle Characteristics

We have identified several criteria that we believe are important in identifying and investing in prospective CLO vehicles. These criteria provide general guidelines for our investment adviser’s decisions; however, not all of these criteria will be met by each prospective CLO vehicle in which they choose to invest. Generally, our investment adviser seeks to utilize its access to information generated by its investment team to identify attractive investment opportunities.

Stable Portfolio.  We generally seek to invest in CLO vehicles that we believe are collateralized by a relatively stable portfolio of Senior Loans. We believe focusing on stable CLO vehicles will provide us with a greater opportunity for consistent current cashflows from our investment.

Diverse Portfolio Base.  We generally seek to invest in CLO vehicles that have a relatively diverse portfolio of corporate borrowers. We generally seek to avoid investments in CLO vehicles that are heavily weighted towards a small number of borrowers, or that have a majority of borrowers that operate in a particularly industry. We believe focusing on CLO vehicles with a diverse borrower base will help limit our exposure to borrower or industry-specific downturns.

Attractive Discount to Par.  We generally seek to invest in CLO vehicles where we can acquire either an equity or junior debt instrument at a relatively attractive discount to par value, although in certain cases we may invest at or near par where we believe the opportunity is particularly attractive on a risk-adjusted basis. We believe investing at a significant discount to par generally provides us with a more attractive risk-adjusted return on our investment, while minimizing our downside risk in the event of a default with respect to our investment.

Due Diligence

Our investment adviser’s senior investment team conducts due diligence on prospective investments, consistent with the approach its members have developed over the course of managing other investment vehicles, including TICC Capital Corp., TICC CLO LLC, TICC CLO 2012-1 LLC, and T2 Income Fund CLO I Ltd. In conducting due diligence, our investment adviser uses publicly available information as well as information otherwise available to it, including through its relationships with CLO vehicle sponsors and bankers.

Our investment adviser’s due diligence typically includes:

•	review of financial information regarding prospective investments;
•	research relating to Senior Loans; and
•	review of the prospective investment’s capital structure and the terms and conditions of the investment.

Upon the completion of due diligence, the investment professionals present the opportunity to our investment adviser’s investment committee, which then determines whether to proceed with the potential investment. Additional due diligence with respect to any investment may be conducted on our behalf by outside third-party advisers, as appropriate. Any fees and expenses incurred by Oxford Lane Management in connection with due diligence investigations undertaken by third parties will be subject to reimbursement by Oxford Lane Capital, which reimbursements will be in addition to any management or incentive fees payable under our Investment Advisory Agreement to Oxford Lane Management. While the investment strategy involves a team approach, Oxford Lane Capital may not enter into a transaction without the prior approval of either Messrs. Cohen or Rosenthal.

Ongoing Relationships

Monitoring

Our investment adviser monitors our investments on an ongoing basis. Our investment adviser has several methods of monitoring the performance and value of our investments, which include the following:

•	review of pricing data and indicative bids for recent transactions in our investments;
•	comparisons to other Senior Loans and CLO vehicles; and
•	review of available financial reports for our investments.

Valuation Procedures

The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. There is no single method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. We are required to specifically fair value each individual investment on a quarterly basis.

Our Board of Directors determines the value of our investment portfolio each quarter, after consideration of our Valuation Committee’s recommendation of fair value. Oxford Lane Management compiles the relevant information, including a financial summary, covenant compliance review and recent trading activity in the security, if known. All available information, including non-binding indicative bids which may not be considered reliable, are presented to the Valuation Committee to consider in making its recommendation of fair value to the Board of Directors. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Valuation Committee considers the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available, in making its recommendation of fair value to the Board of Directors. We may elect to engage third-party valuation firms to provide assistance to our Valuation Committee and Board of Directors in valuing certain of our investments. The Valuation Committee evaluates the impact of such additional information, and factors it into its consideration of fair value.

Competition

We compete for investments with other investment funds (including private equity funds, mezzanine funds and business development companies), as well as traditional financial services companies such as commercial banks, investment banks, finance companies and other sources of funding. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including CLO vehicles. As a result of these new entrants, competition for investment opportunities in CLO vehicles may intensify. Many of these entities have greater financial and managerial resources than we do. We believe we are able to compete with these entities primarily on the basis of the experience and contacts of our investment adviser, and our responsive and efficient investment analysis and decision-making processes.

Staffing

We do not currently have any employees. Our day-to-day investment operations are managed by Oxford Lane Management. Oxford Lane Management’s investment team currently consists of the members of its investment committee, Messrs. Cohen, Rosenthal and Monasebian, and Mr. Srinivasan, who serves as Managing Director for Oxford Lane Management, and five additional experienced investment professionals. Oxford Lane Management may retain additional investment professionals, based upon its needs, subsequent to the completion of this offering. See “Investment Advisory Agreement.”

In addition, we will reimburse BDC Partners for our allocable portion of overhead and other expenses incurred by it in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and the compensation of our chief financial officer, chief compliance officer, treasurer and any administrative support staff. See “Administration Agreement.”

Properties

Our executive offices are located at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830, and are provided by BDC Partners in accordance with the terms of the Administration Agreement. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

None of us, our investment adviser or administrator, is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, or against our investment adviser or administrator. From time to time, we, our investment adviser or administrator, may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted, we do not expect that these proceedings will have a material effect upon our financial statements.

MANAGEMENT

Our Board of Directors oversees our management. The Board of Directors currently consists of five members, three of whom are not “interested persons” of Oxford Lane Capital as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors has also established an Audit Committee and a Valuation Committee, and may establish additional committees in the future.

Board of Directors and Executive Officers

Directors

Information regarding the Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Jonathan H. Cohen	48	Chief Executive Officer and Director	2010	2013
Saul B. Rosenthal	44	President and Director	2010	2015
Independent Directors
Mark J. Ashenfelter	53	Chairman of the Board of Directors	2010	2013
John Reardon	46	Director	2010	2014
David S. Shin	45	Director	2010	2015

The address for each of our directors is c/o Oxford Lane Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Executive Officers Who Are Not Directors

Name	Age	Position
Patrick F. Conroy	56	Chief Financial Officer, Chief Compliance Officer and Corporate Secretary

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors

Messrs. Cohen and Rosenthal are “interested persons” of Oxford Lane Capital as defined in the 1940 Act. Messrs. Cohen and Rosenthal are interested persons of Oxford Lane Capital due to their positions as Chief Executive Officer and President, respectively, of Oxford Lane Capital and Oxford Lane Management, Oxford Lane Capital’s investment adviser, and as the managing member and non-managing member, respectively, of BDC Partners, the administrator for Oxford Lane Capital.

Jonathan H. Cohen has served as Chief Executive Officer of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Cohen has also served since 2003 as Chief Executive Officer of both TICC Capital Corp. (NasdaqGS: TICC), a publicly traded business development company, and TICC Management, LLC, TICC Capital Corp.’s investment adviser, and as the managing member of BDC Partners. Mr. Cohen is also a member of the Board of Directors of TICC Capital Corp. In addition, Mr. Cohen has served since 2005 as the Chief Executive Officer of T2 Advisers, LLC, which serves as collateral manager of T2 Income Fund CLO I Ltd. Previously, Mr. Cohen managed technology equity research groups at Wit Capital, Merrill Lynch, UBS and Smith Barney. Mr. Cohen serves on the board of Algorithmic Implementations, Inc. (d/b/a Ai Squared) and is member of the Board of Trustees of Connecticut College.

Mr. Cohen received a B.A. in Economics from Connecticut College and an M.B.A. from Columbia University. Mr. Cohen’s depth of experience in managerial positions in investment management, securities research and financial services, as well as his intimate knowledge of our business and operations, gives our Board of Directors valuable industry-specific knowledge and expertise on these and other matters.

Saul B. Rosenthal has served as President of both Oxford Lane Capital Corp. and Oxford Lane Management since 2010. Mr. Rosenthal has also served as Chief Operating Officer since 2003 and President since 2004 of TICC Capital Corp. (NasdaqGS: TICC), a publicly traded business development company, and TICC Management, LLC, TICC Capital Corp.’s investment adviser, and is a member of BDC Partners. In addition, Mr. Rosenthal has also served since 2005 as the President of T2 Advisers, LLC, which serves as collateral manager of T2 Income Fund CLO I Ltd. Mr. Rosenthal was previously an attorney at the law firm of Shearman & Sterling LLP. Mr. Rosenthal serves on the board of Algorithmic Implementations, Inc. (d/b/a Ai Squared) and is member of the board of the National Museum of Mathematics and the New York City chapter of the Young Presidents’ Organization (YPO). Mr. Rosenthal received a B.S., magna cum laude, from the Wharton School of the University of Pennsylvania, a J.D. from Columbia University Law School, where he was a Harlan Fiske Stone Scholar, and a LL.M. (Taxation) from New York University School of Law. Mr. Rosenthal’s depth of experience in managerial positions in investment management, as well as his intimate knowledge of our business and operations, gives the Board of Directors the valuable perspective of a knowledgeable corporate leader.

Independent Directors

The following directors are not “interested persons” of Oxford Lane Capital, as defined in the 1940 Act.

Mark J. Ashenfelter presently serves as a Senior Vice President and the General Counsel of Haebler Capital, a private investment company located in Greenwich, CT. Prior to joining Haebler Capital in 1994, Mr. Ashenfelter was an associate at Cravath, Swaine & Moore from 1985 to 1992 and Cadwalader, Wickersham & Taft from 1992 to 1994. Mr. Ashenfelter received a B.A., cum laude, from Harvard University, a J.D., magna cum laude, from New York Law School, where he was Managing Editor of the Law Review, and a LL.M. (Taxation) from New York University School of Law. Mr. Ashenfelter’s extensive corporate legal experience, particularly in connection with investment companies, provides our Board of Directors with valuable insight and perspective.

John Reardon is the principal of Reardon Consulting, LLP, which specializes in providing management consulting services to technology companies in the telecom, software, and cyber security industries. Mr. Reardon also serves as the Managing Director of Choctaw Telecom LLC. Previously, Mr. Reardon managed telecommunications companies in the mobile voice, data and engineering services markets as Chief Executive Officer and a member of the Board of Directors of Mobex Communications, Inc. from 2001 to 2005. From 1997 to 2001, he served as General Counsel and Secretary of the Board of Directors of Mobex Communications, Inc. Mr. Reardon began his career in telecom law at the boutique Washington, DC firm of Keller and Heckman, LLP. Mr. Reardon serves on the board of directors of Spindle, Inc., a publicly-traded company. Mr. Reardon received a Bachelor of Arts degree in Political Science from Boston University, summa cum laude, and earned his J.D. from Columbia University Law School. He is admitted to the New York State Bar and the Washington, DC Bar, and is the current president of the Columbia Law School Alumni Association of Washington, DC. Mr. Reardon’s extensive experience as a senior corporate executive provides our Board of Directors the perspective of a knowledgeable corporate leader.

David S. Shin presently serves as an asset management professional at Perella Weinberg Partners, a financial services firm. From 2010 to 2011, Mr. Shin served as a Managing Director at Bentley Associates, an investment banking firm. Prior to joining Bentley Associates, Mr. Shin worked in the Global Real Estate Investment Banking Group at Deutsche Bank Securities from 2005 to 2008, and in the Real Estate & Lodging Group of Citigroup Global Markets from 2004 to 2005. Prior to that, Mr. Shin worked for William Street Advisors, LLC, a boutique financial advisory firm affiliated with Saratoga Management Company, from 2002 to 2004. After receiving his J.D. in 1995, Mr. Shin was a member of the Healthcare Group of Dean Witter Reynolds from 1995 to 1996, and was subsequently a member of the Mergers & Acquisitions Group of Merrill Lynch & Co. from 1996 to 2002. Mr. Shin started his career as a CPA in the Corporate Tax Department of KPMG Peat Marwick’s Financial Institutions Group, where he served from 1990 to 1992, before attending law school. Mr. Shin received a B.S. from The Wharton School at the University of Pennsylvania and a J.D. from Columbia University Law School. Mr. Shin’s extensive experience in investment banking provides the Board of Directors with valuable insights of an experienced and diligent financial professional, as well as a diverse perspective.

Executive Officers Who Are Not Directors

Patrick F. Conroy has served as our Chief Financial Officer, Chief Compliance Officer and Corporate Secretary since 2010. Mr. Conroy has also served as the Chief Financial Officer since 2003, and the Chief Compliance Officer and Corporate Secretary since 2004, of TICC Capital Corp., a publicly traded business development company. Mr. Conroy also currently serves as the Chief Financial Officer, Chief Compliance Officer and Treasurer of Oxford Lane Management, TICC Management, LLC and BDC Partners. Mr. Conroy has also served since 2005 as the Chief Financial Officer of T2 Advisers, LLC which serves as collateral manager of T2 Income Fund CLO I Ltd. He is a certified public accountant. Mr. Conroy received a B.S. in Accounting, summa cum laude, from St. John’s University and did graduate work at Bernard M. Baruch College of the City University of New York.

Director Independence

In accordance with rules of the NASDAQ Stock Market, our Board of Directors will annually determine each director’s independence. We do not consider a director independent unless the Board of Directors has determined that he or she has no material relationship with us. We will monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

In order to evaluate the materiality of any such relationship, the Board of Directors uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. Rule 5605(a)(2) provides that a director of an investment company shall be considered to be independent if he or she is not an “interested person” of Oxford Lane Capital, as defined in Section 2(a)(19) of the 1940 Act.

The Board of Directors has determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Jonathan H. Cohen and Saul B. Rosenthal, as a result of their respective positions as Chief Executive Officer and President of Oxford Lane Capital and Oxford Lane Management, Oxford Lane Capital’s investment adviser, and as the managing member and non-managing member, respectively, of BDC Partners, the administrator for Oxford Lane Capital.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of Oxford Lane Capital, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to Oxford Lane Capital. Among other things, our Board of Directors approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under our bylaws, our Board of Directors may designate a Chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board of Directors. We do not have a fixed policy as to whether the Chairman of the Board of Directors should be an independent director and believe that we should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of Oxford Lane Capital and its stockholders at such times.

Presently, Mr. Ashenfelter serves as the Chairman of our Board of Directors. Mr. Ashenfelter is not an “interested person” of Oxford Lane Capital as defined in Section 2(a)(19) of the 1940 Act. We believe that Mr. Ashenfelter’s extensive corporate legal experience, particularly in connection with investment companies, qualify him to serve as the Chairman of our Board of Directors. We believe that we are best served through this existing leadership structure, as Mr. Ashenfelter’s independence from our investment adviser eliminates any perceived conflicts of interest and ensures that our management team acts in the best interests of our stockholders.

Our corporate governance policies include regular meetings of the independent directors in executive session with independent legal counsel and without the presence of interested directors and management, the establishment of Audit and Valuation Committees comprised solely of independent directors and the appointment of a Chief Compliance Officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (i) its two standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (ii) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committee and the Valuation Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements. The Valuation Committee’s risk oversight responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our loans and investments. Moreover, the independent directors of our Board of Directors are responsible for selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of our Chief Compliance Officer. The Board of Directors annually reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the compliance policies and procedures of Oxford Lane Capital and its service providers. The Chief Compliance Officer’s annual report will address at a minimum (i) the operation of the compliance policies and procedures of Oxford Lane Capital and its service providers since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent directors at least quarterly.

We believe that our Board of Directors’ role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as an investment company. As a registered closed-end management investment company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 300% immediately after each time we incur indebtedness and we are limited in our ability to invest in any CLO vehicle in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We re-examine the manner in which the Board of Directors administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee and a Valuation Committee. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of stockholders.

Audit Committee

The Audit Committee operates pursuant to a charter approved by our Board of Directors, a copy of which is available on our website at http://www.oxfordlanecapital.com. The charter sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include recommending the selection of our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings, and receiving the audit reports covering our financial statements. The Audit Committee is presently composed of three persons: Messrs. Shin, Ashenfelter and Reardon, all of whom are considered independent under the rules promulgated by the NASDAQ Stock Market. Our Board of Directors has determined that Mr. Shin is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934. Mr. Shin meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of Oxford Lane Capital as defined in Section 2(a)(19) of the 1940 Act. Mr. Shin currently serves as Chairman of the Audit Committee. The Audit Committee met on five occasions during the fiscal year ended March 31, 2013.

Valuation Committee

The Valuation Committee establishes guidelines and makes recommendations to our Board of Directors regarding the valuation of investments. Our portfolio investments will generally not be publicly traded securities. As a result, there will not be a readily determinable market value for these securities. Thus, as required by the 1940 Act for such securities, we will value these securities at fair value as determined in good faith by our Board of Directors based upon the recommendation of the Valuation Committee.

Our Board of Directors will determine the value of our investment portfolio each quarter, after consideration of our Valuation Committee’s recommendation of fair value. Oxford Lane Management will compile relevant information, including a financial summary, covenant compliance review and recent trading activity in the security, if known. All available information, including non-binding indicative bids which may not be considered reliable, will be presented to the Valuation Committee to consider in making its recommendation of fair value to the Board of Directors. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Valuation Committee will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available, in making its recommendation of fair value to the Board of Directors. We may elect to engage third-party valuation firms to provide assistance to our Valuation Committee and Board of Directors in valuing certain of our investments. The Valuation Committee will evaluate the impact of such additional information, and factor it into its consideration of fair value.

The Valuation Committee is presently composed of Messrs. Ashenfelter, Shin and Reardon. Mr. Ashenfelter currently serves as Chairman of the Valuation Committee. The Valuation Committee met on four occasions during the fiscal year ended March 31, 2013.

Nominating and Corporate Governance Procedures

We do not have a Nominating and Corporate Governance Committee. A majority of the independent directors of the Board of Directors, in accordance with the NASDAQ Global Select Market listing standards, recommends candidates for election as directors. We do not currently have a charter or written policy with regard to the nomination process or stockholder recommendations. The absence of such a policy does not mean, however, that a stockholder recommendation would not be considered if one is received.

Our independent directors will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and any applicable law, rule or regulation regarding director nominations. When submitting a nomination for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of our common stock owned, if any; and, a written consent of the individual to stand for election if nominated by our Board of Directors and to serve if elected by the stockholders.

In evaluating director nominees, our independence directors consider the following factors:

•	the appropriate size and composition of our Board of Directors;
•	whether or not the person is an “interested person” of Oxford Lane Capital as defined in Section 2(a)(19) of the 1940 Act;
•	the needs of Oxford Lane Capital with respect to the particular talents and experience of its directors;
•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board of Directors;
•	high character and integrity;
•	familiarity with national and international business matters;
•	experience with accounting rules and practices;
•	appreciation of the relationship of our business to the changing needs of society;
•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members; and
•	all applicable laws, rules, regulations, and listing standards.

The Board of Directors’ goal is to assemble a Board of Directors that brings to Oxford Lane Capital a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing there are no stated minimum criteria for director nominees, although our independent directors may also consider such other factors as they may deem are in the best interests of Oxford Lane Capital and its stockholders. The Board of Directors also believes it appropriate for certain key members of our management to participate as members of the Board of Directors.

The independent members of the Board of Directors identify nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the independent members of the Board of Directors identify the desired skills and experience of a new nominee in light of the criteria above. The entire Board of Directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, we have not engaged third parties to identify or evaluate or assist in identifying potential nominees although each reserves the right in the future to retain a third party search firm, if necessary.

The Board of Directors has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Board of Directors considers and discusses diversity, among other factors, with a view toward the needs of the board of directors as a whole. The Board of Directors generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board of Directors, when identifying and recommending director nominees. The Board of Directors believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Board of Directors’ goal of creating a Board of Directors that best serves the needs of Oxford Lane Capital and the interests of its shareholders.

Communication with the Board of Directors

Stockholders with questions about Oxford Lane Capital are encouraged to contact Oxford Lane Capital Corp.’s Investor Relations Department. However, if stockholders believe that their questions have not been addressed, they may communicate with our Board of Directors by sending their communications to Oxford Lane Capital Corp., c/o Patrick F. Conroy, Corporate Secretary, 8 Sound Shore Drive, Suite 255, Greenwich,

Connecticut 06830. All stockholder communications received in this manner will be delivered to one or more members of the Board of Directors, as appropriate.

Code of Ethics

We have adopted a code of ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as every officer, director and employee of Oxford Lane Capital. Our code of ethics can be accessed via its website at http://www.oxfordlanecapital.com.

Compensation of Directors

The following table sets forth compensation of our directors for the year ended March 31, 2013.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
Jonathan H. Cohen	—	—	—
Saul B. Rosenthal	—	—	—
Independent Directors
Mark J. Ashenfelter	$56,000	—	$56,000
John Reardon	$56,000	—	$56,000
David S. Shin	$61,000	—	$61,000

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

The independent directors receive an annual fee of $35,000. In addition, the independent directors receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board of Directors meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee also receives an additional annual fee of $5,000. No compensation is paid to directors who are interested persons of Oxford Lane Capital as defined in the 1940 Act.

Compensation of Chief Executive Officer and Other Executive Officers

We do not have a compensation committee because our executive officers do not receive any direct compensation from Oxford Lane Capital. Mr. Cohen, our Chief Executive Officer, and Mr. Rosenthal, our President, through their ownership interest in BDC Partners, the managing member of Oxford Lane Management, are entitled to a portion of any profits earned by Oxford Lane Management, which includes any fees payable to Oxford Lane Management under the terms of the Investment Advisory Agreement, less expenses incurred by Oxford Lane Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from Oxford Lane Management in connection with the management of our portfolio.

The compensation of Mr. Conroy, our Chief Financial Officer, Chief Compliance Officer and Corporate Secretary, is paid by our administrator, BDC Partners, subject to reimbursement by us of an allocable portion of such compensation for services rendered by Mr. Conroy to Oxford Lane Capital.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of Oxford Lane Management, and its investment committee, which currently consists of Jonathan H. Cohen, our Chief Executive Officer, and Saul B. Rosenthal, our President, and Darryl M. Monasebian, the Executive Vice President of Oxford Lane Management. Our investment adviser’s investment committee must approve each new investment that we make. The members of our investment adviser’s investment committee are not employed by us, and receive no compensation from us in connection with their portfolio management activities. Messrs. Cohen and Rosenthal, through their ownership of BDC Partners, the managing member of Oxford Lane Management, are entitled to a portion of any investment advisory fees paid by Oxford Lane Capital to Oxford Lane Management.

Because Oxford Lane Management currently provides portfolio management services only to us, we do not believe there are any conflicts of interests with respect to Oxford Lane Management’s management of our portfolio on the one hand, and the management of other accounts or investment vehicles by Oxford Lane Management on the other. However, Mr. Cohen currently serves as Chief Executive Officer and Mr. Rosenthal currently serves as President and Chief Operating Officer of TICC Capital Corp., a publicly-traded business development company that invests principally in the debt of U.S.-based companies and is the collateral manager of TICC CLO LLC and TICC CLO 2012-1 LLC, and TICC Capital Corp.’s investment adviser, TICC Management. In addition, Messrs. Cohen and Rosenthal currently serve as Chief Executive Officer and President, respectively, for T2 Advisers, LLC, which serves as collateral manager of T2 Income Fund CLO I Ltd. BDC Partners is the managing member, and Charles M. Royce is a non-managing member, of TICC Management, LLC. As a result, Messrs. Cohen and Rosenthal may be subject to certain conflicts of interests with respect to their management of our portfolio on the one hand, and their respective obligations to manage TICC Capital Corp., TICC CLO LLC, TICC CLO 2012-1 LLC and T2 Income Fund CLO I Ltd. on the other hand.

Set forth below is additional information regarding the additional entities currently managed by Messrs. Cohen and Rosenthal:

Name	Entity	Investment Focus	Gross Assets(1)
TICC Capital Corp.(2)	Business development company	Principally debt investments in U.S.-based companies	$1,025 million
T2 Income Fund CLO I Ltd.	Structured finance vehicle	Diversified portfolio of senior loans	$299 million

(1)	Gross assets are calculated as of June 30, 2013, and are rounded to the nearest million.
(2)	Includes the gross assets held by TICC CLO LLC and TICC CLO 2012-1 LLC.

Investment Personnel

Our investment adviser is led by Jonathan H. Cohen, our Chief Executive Officer and Saul B. Rosenthal, our President. Messrs. Cohen and Rosenthal are assisted by Darryl M. Monasebian and Hari Srinivasan, who serve as Executive Vice President and Managing Director for Oxford Lane Management, respectively. We consider Messrs. Cohen, Rosenthal, Monasebian and Srinivasan to be Oxford Lane Management’s senior investment team. We consider Messrs. Cohen and Rosenthal to be our portfolio managers.

The table below shows the dollar range of shares of our common stock owned by each of our portfolio managers as of July 2, 2013.

Name of Portfolio Manager	Dollar Range of Equity Securities in Oxford Lane Capital(1)
Jonathan H. Cohen	Over $1,000,000
Saul B. Rosenthal	Over $1,000,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000; $500,001 – $1,000,000 or Over $1,000,000.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price of our common stock of $16.29 on July 2, 2013 on the Nasdaq Global Select Market.

The following information pertains to the members of Oxford Lane Management’s investment team who are not executive officers of Oxford Lane Capital:

Darryl M. Monasebian.  Mr. Monasebian is the Executive Vice President of Oxford Lane Management and the Senior Managing Director and head of portfolio management of TICC Management, LLC, the investment adviser to TICC Capital Corp. Mr. Monasebian has also served since 2005 as the senior managing director and head of portfolio management of T2 Advisers, LLC, which serves as collateral manager of T2 Income Fund CLO I Ltd. Prior to joining TICC Management, LLC, Mr. Monasebian was a director in the Merchant Banking Group at BNP Paribas, and prior to that was a director at Swiss Bank Corporation and a senior account officer at Citibank. He began his business career at Metropolitan Life Insurance Company as an investment analyst in the Corporate Investments Department. Mr. Monasebian received a B.S. in Management Science/Operations Research from Case Western Reserve University and a Masters of Business Administration from Boston University’s Graduate School of Management.

Hari Srinivasan.  Mr. Srinivasan is a Managing Director and portfolio manager of Oxford Lane Management, and also holds those same positions at TICC Management, LLC, the investment adviser to TICC Capital Corp., and at T2 Advisers, LLC, which serves as collateral manager of T2 Income Fund CLO I Ltd. Previously, Mr. Srinivasan was a credit manager at Lucent Technologies from 2002 to 2005, focusing on restructuring and monetization of distressed assets in Lucent’s vendor finance portfolio, and credit analysis of Lucent’s telecom customers. Prior to that, Mr. Srinivasan was an analyst in the fixed income group at Lehman Brothers from 1998 to 2002. Mr. Srinivasan received a B.S. in Computer Science from Poona University, India and a Masters of Business Administration from New York University’s Stern School of Business.

Kevin P. Yonon.  Mr. Yonon is a Senior Vice President of Oxford Lane Management, and also holds the same position at TICC Management, LLC, the investment adviser to TICC Capital Corp., and T2 Advisers, LLC, which serves as collateral manager of T2 Income Fund CLO I Ltd. Previously, Mr. Yonon was an Associate at Deutsche Bank Securities and prior to that he was an Analyst at Blackstone Mezzanine Partners. Before joining Blackstone, he worked as an Analyst at Merrill Lynch in the Mergers & Acquisitions group. Mr. Yonon received a B.S. in Economics with concentrations in Finance and Accounting from the Wharton School at the University of Pennsylvania, where he graduated magna cum laude, and an M.B.A. from the Harvard Business School.

Debdeep Maji.  Mr. Maji is a Senior Vice President of Oxford Lane Management, TICC Management, LLC, the investment adviser to TICC Capital Corp., and T2 Advisers, LLC, which serves as collateral manager of T2 Income Fund CLO I Ltd. Mr. Maji graduated from the Jerome Fisher Program in Management and Technology at the University of Pennsylvania where he received a Bachelor of Science degree in Economics from the Wharton School (and was designated a Joseph Wharton Scholar) and a Bachelor of Applied Science from the School of Engineering.

Joseph Kupka.  Mr. Kupka is a Senior Associate of Oxford Lane Management, TICC Management, LLC, the investment adviser to TICC Capital Corp. and T2 Advisers, LLC, which serves as collateral manager of T2 Income Fund CLO I Ltd. Previously, he worked as a risk analyst for First Equity Card Corporation. Mr. Kupka received a B.S. in Mechanical Engineering from the University of Pennsylvania.

Erica Davis.  Ms. Davis is an Analyst of Oxford Lane Management, TICC Management, LLC, the investment adviser to TICC Capital Corp. and T2 Advisers, LLC, which serves as collateral manager of T2 Income Fund CLO I Ltd. Previously, she worked as a fixed income analyst at Goldman Sachs and an investment banking analyst at Barclays Capital. Ms. Davis received a Bachelor of Science degree in Economics with a concentration in Finance from the Wharton School at the University of Pennsylvania, where she graduated cum laude.

Caleb Li.  Mr. Li is an Analyst of Oxford Lane Management, TICC Management, LLC, the investment adviser to TICC Capital Corp. and T2 Advisers, LLC, which serves as collateral manager of T2 Income Fund CLO I Ltd. Previously, he worked as an investment banking analyst at RBC Capital Markets. He graduated with a dual degree from the University of Pennsylvania where he received a B.S. in Economics (cum laude) with a concentration in Finance from the Wharton School and a B.A. in Mathematics (cum laude) from the College of Arts and Sciences.

Compensation

None of Oxford Lane Management’s investment personnel receive any direct compensation from us in connection with the management of our portfolio. Messrs. Cohen and Rosenthal, through their ownership interest in BDC Partners, the managing member of Oxford Lane Management, are entitled to a portion of any profits earned by Oxford Lane Management, which includes any fees payable to Oxford Lane Management under the terms of the Investment Advisory Agreement, less expenses incurred by Oxford Lane Management in performing its services under the Investment Advisory Agreement. Messrs. Cohen and Rosenthal do not receive any additional compensation from Oxford Lane Management in connection with the management of our portfolio. The compensation paid by Oxford Lane Management to its other investment personnel includes: (i) annual base salary and (ii) portfolio-based performance award.

INVESTMENT ADVISORY AGREEMENT

Management Services

Oxford Lane Management serves as our investment adviser. Oxford Lane Management is an investment adviser that is registered as an investment adviser under the Advisers Act prior to pricing of this offering. Subject to the overall supervision of our Board of Directors, our investment adviser manages the day-to-day operations of, and provides investment advisory and management services to, Oxford Lane Capital. Under the terms of our Investment Advisory Agreement, Oxford Lane Management:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective investments);
•	closes and monitors the investments we make; and
•	provides us with other investment advisory, research and related services as we may from time to time require.

Oxford Lane Management’s services under the Investment Advisory Agreement are not exclusive, and both it and its members, officers and employees are free to furnish similar services to other entities so long as its services to us are not impaired.

Management Fee

Pursuant to the Investment Advisory Agreement, we have agreed to pay Oxford Lane Management a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 2.00% of our gross assets. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro-rated.

The incentive fee is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from an investment) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to BDC Partners, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes accrued income that we have not yet received in cash, such as the amount of any market discount we may accrue on debt instruments we purchase below par value. Pre-incentive fee net investment income does not include any realized capital gains. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 1.75% per quarter (7.00% annualized). For such purposes, our quarterly rate of return is determined by dividing our pre-incentive net investment income by our reported net assets as of the prior period end. Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2.00% base management fee. We pay Oxford Lane Management an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle of 1.75%;
•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20% of our pre-incentive fee net investment income as if a hurdle did not apply if this net investment income exceeds 2.1875% in any calendar quarter; and
•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to Oxford Lane Management (once the hurdle is reached and the catch-up is achieved, 20% of all pre-incentive fee investment income thereafter is allocated to Oxford Lane Management).

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income
(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income allocated to the Oxford Lane Management

These calculations are appropriately pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income.

No incentive fee is payable to our investment adviser on realized capital gains. In addition, the amount of the incentive fee is not affected by any realized or unrealized losses that we may suffer.

Examples of Quarterly Incentive Fee Calculation (amounts expressed as a percentage of the value of net assets, and are not annualized)

Alternative 1:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 0.55%

Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.70%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 2.00%

Incentive fee = 100% × pre-incentive fee net investment income in excess of the hurdle but less than 2.1875% (i.e. the “catch-up”(4))

= 100% × (2.0% – 1.75%)

= 0.25%

Alternative 3:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.00%

Hurdle rate(1) = 1.75%

Management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income

(investment income – (management fee + other expenses)) = 2.3%

Incentive fee = 20% × pre-incentive fee net investment income, subject to “catch-up”(4)

Incentive fee = 100% × “catch-up” + (20% × (pre-incentive fee net investment income – 2.1875%))

Catch-up = 2.1875% – 1.75%

= 0.4375%

Incentive fee = (100% × 0.4375%) + (20% × (2.3% – 2.1875%))

= 0.4375% + (20% × 0.1125%)

= 0.4375% + 0.0225%

= 0.46%

(1)	Represents 7% annualized hurdle rate.
(2)	Represents 2.00% annualized management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide the investment adviser with an incentive fee of 20% on all of Oxford Lane Capital’s pre-incentive fee net investment income as if a hurdle rate did not apply when its net investment income exceeds 2.1875% in any calendar quarter.

Payment of Our Expenses

The investment team of our investment adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by Oxford Lane Management. We bear all other costs and expenses of our operations and transactions, including (without limitation):

•	the cost of our organization and this offering;
•	the cost of calculating our net asset value, including the cost of any third-party valuation services;
•	the cost of effecting sales and repurchases of our shares and other securities;
•	interest payable on debt, if any, to finance our investments;
•	fees payable to third parties relating to, or associated with, making investments, including legal fees and expenses and fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees as well as expenses associated with such activities;
•	the costs associated with protecting our interests in our investments, including legal fees;
•	transfer agent and custodial fees;
•	fees and expenses associated with marketing and investor relations efforts;
•	federal and state registration fees, any stock exchange listing fees;
•	federal, state and local taxes;
•	independent directors’ fees and expenses;
•	brokerage commissions;
•	fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;
•	direct costs and expenses of administration, including printing, mailing, long distance telephone and staff;
•	fees and expenses associated with independent audits and outside legal costs;
•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and
•	all other expenses incurred by either BDC Partners or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by BDC Partners in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer, our Chief Financial Officer and any administrative support staff.

Duration and Termination

Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not parties to such agreement or who are not “interested persons” of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by either party without penalty upon not more than 60 days’ written notice to the other party. See “Risk Factors — Risks Relating to Our Business and Structure — Our investment adviser can resign on 60 days’ notice.”

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Oxford Lane Management and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Oxford Lane Capital for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Oxford Lane Management’s services under the Investment Advisory Agreement or otherwise as an investment adviser of Oxford Lane Capital.

Organization of the Investment Adviser

Oxford Lane Management is a Connecticut limited liability company that is registered as an investment adviser under the Advisers Act prior to pricing of this offering. BDC Partners, a Delaware limited liability company, is its managing member and provides Oxford Lane Management with all personnel necessary to manage our day-to-day operations and provide the services under the Investment Advisory Agreement. The principal address of Oxford Lane Management and of BDC Partners is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Charles M. Royce is a non-managing member of Oxford Lane Management. Mr. Royce has served as President since 1972, and a member of the Board of Managers since 2001, of Royce & Associates. He also serves as Royce & Associates’ Co-Chief Investment Officer and manages or co-manages twelve of Royce & Associates’ open-and closed-end registered funds. Mr. Royce serves on the Board of Directors of The Royce Funds. Mr. Royce has served as Chairman of the Board of Directors of TICC Capital Corp. since 2003. Mr. Royce is a non-managing member of TICC Management, LLC, the investment adviser for TICC Capital Corp. Mr. Royce, as a non-managing member of Oxford Lane Management, does not take part in the management or participate in the operations of Oxford Lane Management; however, Mr. Royce may be available from time to time to Oxford Lane Management to provide certain consulting services without compensation. Royce & Associates is a wholly owned subsidiary of Legg Mason, Inc.

Board Approval of the Investment Advisory Agreement

A discussion regarding the basis for our board of director’s approval of our Investment Advisory Agreement will be included in our first annual or semi-annual report filed subsequent to completion of any such board action pertaining thereto.

ADMINISTRATION AGREEMENT

BDC Partners, a Delaware limited liability company, serves as our administrator. The principal executive offices of BDC Partners are located at 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830. Pursuant to an Administration Agreement, BDC Partners furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, BDC Partners also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders. In addition, BDC Partners assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of BDC Partners’ overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our Chief Financial Officer and Chief Compliance Officer and our allocable portion of the compensation of any administrative support staff. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

BDC Partners also provides administrative services to our investment adviser, Oxford Lane Management. As a result, Oxford Lane Management will also reimburse BDC Partners for its allocable portion of BDC Partners’ overhead, including rent, the fees and expenses associated with performing compliance functions for Oxford Lane Management, and its allocable portion of the compensation of any administrative support staff.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, BDC Partners and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Oxford Lane Capital for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of BDC Partners’ services under the Administration Agreement or otherwise as administrator for Oxford Lane Capital.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

We have entered into the Investment Advisory Agreement with Oxford Lane Management. Oxford Lane Management is controlled by BDC Partners, its managing member. In addition to BDC Partners, Oxford Lane Management is owned in part by Charles M. Royce as a non-managing member. BDC Partners, as the managing member of Oxford Lane Management, manages the business and internal affairs of Oxford Lane Management. In addition, BDC Partners provides us with office facilities and administrative services pursuant to the Administration Agreement. Jonathan H. Cohen, our Chief Executive Officer, as well as a director, is the managing member of and controls BDC Partners. Saul B. Rosenthal, our President, is also the President and Chief Operating Officer of TICC Management and a member of BDC Partners.

Charles M. Royce is President and Co-Chief Investment Officer of Royce & Associates. Mr. Royce, as a non-managing member of Oxford Lane Management, does not take part in the management or participate in the operations of Oxford Lane Management; however, Mr. Royce may be available from time to time to Oxford Lane Management to provide certain consulting services without compensation. Royce & Associates is a wholly owned subsidiary of Legg Mason, Inc.

In addition, Mr. Cohen currently serves as Chief Executive Officer and Mr. Rosenthal currently serves as President and Chief Operating Officer of TICC Capital Corp., a publicly-traded business development company that invests principally in the debt of U.S.-based companies and is the collateral manager of TICC CLO LLC, and TICC CLO 2012-1 LLC, and TICC Capital Corp.’s investment adviser, TICC Management. Messrs. Cohen and Rosenthal also currently serve as Chief Executive Officer, and President, respectively, for T2 Advisers, LLC, which serves as collateral manager of T2 Income Fund CLO I Ltd. BDC Partners is the managing member of TICC Management, LLC and T2 Advisers, LLC, respectively. As a result, Messrs. Cohen and Rosenthal may be subject to certain conflicts of interests with respect to their management of our portfolio on the one hand, and their respective obligations to manage TICC Capital Corp., TICC CLO LLC, TICC CLO 2012-1 LLC and T2 Income Fund CLO I Ltd. on the other hand. In addition, Patrick F. Conroy, our Chief Financial Officer, Chief Compliance Officer and Corporate Secretary, currently serves in similar capacities for TICC Capital Corp. Mr. Conroy also currently serves as the Chief Financial Officer, Chief Compliance Officer and Treasurer of T2 Advisers, LLC, TICC Management and BDC Partners.

BDC Partners has adopted a written policy with respect to the allocation of investment opportunities among us, TICC Capital Corp. and T2 Income Fund CLO I Ltd. in view of the potential conflicts of interest raised by the relationships described above.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors reviews these procedures on an annual basis.

We have also adopted a Code of Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as every officer, director and employee of Oxford Lane Capital. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of Oxford Lane Capital. Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Audit Committee is charged with approving any waivers under our Code of Ethics. As required by the NASDAQ Stock Market corporate governance listing standards, the Audit Committee of our Board of Directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of August 19, 2013, certain information regarding the beneficial ownership of our common stock and preferred stock by each of our directors, executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock or preferred stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock or preferred stock is based upon Schedule 13G or 13D filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our address is 8 Sound Shore Drive, Suite 255, Greenwich, Connecticut 06830.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)	Percentage of Class of Common Stock(2)	Number of Shares of Preferred Stock Beneficially Owned(1)	Percentage of Class of Preferred Stock(2)
Interested Directors
Jonathan H. Cohen	200,000	2.62%	—	—
Saul B. Rosenthal	100,000	1.31%	—	—
Independent Directors
Mark J. Ashenfelter	9,000	*	—	—
John Reardon	—	—	—	—
David S. Shin	—	—	—	—
Executive Officers
Patrick F. Conroy	21,000	*	—	—
Executive Officers and Directors as a Group	330,000	4.32%	—	—
Selz Capital LLC(3)	876,584	11.48%	—	—
Bulldog Investors(4)	—	—	150,000	10.04%

*	Represents less than one percent
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Assumes no other purchases or sales of our common stock and preferred stock since the most recently available SEC filings. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with regard to the present intent of the beneficial owners of our common stock and preferred stock listed in this table.
(2)	Based on a total of 7,638,895 shares of our common stock and a total of 1,494,450 shares of our preferred stock issued and outstanding on the August 19, 2013. No executive officers or directors held shares of our preferred stock as of the August 19, 2013.
(3)	Based upon information contained in the Schedule 13G filed January 16, 2013 by Selz Capital LLC. The address of Selz Capital LLC is 1370 Avenue of the Americas (24th Floor), New York, NY 10019.
(4)	Based upon information contained in the Schedule 13D filed November 30, 2012 by Bulldog Investors, Brooklyn Capital Management, Phillip Goldstein and Andrew Dakos. The address of Bulldog Investors is 60 Heritage Drive Pleasantville, NY 10570.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of August 19, 2013.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Jonathan H. Cohen	Over $100,000
Saul B. Rosenthal	Over $100,000
Independent Directors
Mark J. Ashenfelter	Over $100,000
John Reardon	None
David S. Shin	None
(1)	Dollar ranges are as follows: None, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, or Over $100,000.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $16.03 on August 19, 2013 on the NASDAQ Global Select Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

REGULATION AS A REGISTERED CLOSED-END MANAGEMENT INVESTMENT COMPANY

General

We are a non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of the outstanding voting securities, we may not:

•	change our classification to an open-end management investment company;
•	except in each case in accordance with our policies with respect thereto set forth in this prospectus, borrow money, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities or make loans to other persons;
•	deviate from any policy in respect of concentration of investments in any particular industry or group of industries as recited in this prospectus, deviate from any investment policy which is changeable only if authorized by shareholder vote under the 1940 Act, or deviate from any fundamental policy recited in its registration statement in accordance with the requirements of the 1940 Act; or
•	change the nature of our business so as to cease to be an investment company.

A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.

As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

As a registered closed-end management investment company, we are generally required to meet an asset coverage ratio with respect to our outstanding senior securities representing indebtedness, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, of at least 300% after each issuance of senior securities representing indebtedness. In addition, we are generally required to meet an asset coverage ratio with respect to our outstanding Preferred Stock, as defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, plus the aggregate involuntary liquidation preference of our outstanding Preferred Stock, of at least 200% immediately after each issuance of such Preferred Stock. We are also prohibited from issuing or selling any senior security if, immediately after such issuance, we would have outstanding more than (i) one class of senior security representing indebtedness, exclusive of any promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, or (ii) one class of senior security which is stock, except that in each case any such class of indebtedness or stock may be issued in one or more series.

We are generally not able to issue and sell our common stock at a price below net asset value per share. See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a closed-end investment company affect our ability to, and the way in which we, raise additional capital.” We may, however, sell our common stock, or at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

As a registered closed-end management investment company, we are generally limited in our ability to invest in any portfolio company in which our investment adviser or any of its affiliates currently has an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC, subject to certain exceptions.

Although we do not presently expect to do so, we are authorized to borrow funds up to an amount not to exceed the limitations of the 1940 Act to make investments. We may also borrow funds, consistent with the foregoing limitations of the 1940 Act, in order to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

We will be periodically examined by the SEC for compliance with the 1940 Act.

As a registered closed-end management investment company, we are subject to certain risks and uncertainties. See “Risk Factors — Risks Relating to Our Business and Structure.”

Temporary Investments

Pending investment in portfolio securities consistent with our investment objective and strategies described in this prospectus, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue one class of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 300% immediately after each such issuance. We are also permitted to issue promissory notes or other evidences of indebtedness in consideration of a loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, provided that our asset coverage is at least equal to 300% immediately thereafter. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.”

Code of Ethics

We and Oxford Lane Management have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by our personnel. Our codes of ethics generally do not permit investments by our employees in securities that may be purchased or held by us. You may read and copy these codes of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a Chief Compliance Officer to be responsible for administering the policies and procedures. Patrick F. Conroy currently serves as our Chief Compliance Officer.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 30a-2 of the 1940 Act, our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;
•	pursuant to Item 11 of Form N-CSR and Item 2 of Form N-Q, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures; and
•	pursuant to Item 11 of Form N-CSR and Item 2 of Form N-Q, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Fundamental Investment Policies

The restrictions identified as fundamental below, along with our investment objective, are our only fundamental policies. Fundamental policies may not be changed without the approval of the holders of a majority of our outstanding voting securities, as defined in the 1940 Act. The percentage restrictions set forth below, apply at the time a transaction is effected, and a subsequent change in a percentage resulting from market fluctuations or any cause will not require us to dispose of portfolio securities or to take other action to satisfy the percentage restriction.

As a matter of fundamental policy, we will not: (1) act as an underwriter of securities of other issuers (except to the extent that we may be deemed an “underwriter” of securities we purchase that must be registered under the Securities Act before they may be offered or sold to the public); (2) purchase or sell real estate or interests in real estate or real estate investment trusts (except that we may (A) purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments, or in connection with foreclosure on collateral, or (B) own the securities of companies that are in the business of buying, selling or developing real estate); (3) sell securities short (except with regard to managing the risks associated with publicly-traded securities we may hold in our portfolio); (4) purchase securities on margin (except to the extent that we may purchase securities with borrowed money); or (5) engage in the purchase or sale of commodities or commodity contracts, including futures contracts (except where necessary in working out distressed investment situations or in hedging the risks associated with interest rate fluctuations), and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained.

We may invest up to 100% of our assets in securities issued by CLO vehicles and in corporate debt instruments, which may be acquired directly in privately negotiated transactions or in secondary market purchases. With respect to securities we acquired directly in privately negotiated transactions, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with any publicly-traded securities we may hold, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations, and, in such cases, only after all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission have been obtained. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, unless otherwise permitted by the 1940 Act, we currently cannot acquire more than 3% of the voting securities of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest, in the aggregate, in excess of 10% of the value of our total assets in the securities of one or more investment companies. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to Oxford Lane Management. The Proxy Voting Policies and Procedures of Oxford Lane Management are set forth below. The guidelines will be reviewed periodically by Oxford Lane Management and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to Oxford Lane Management.

Introduction

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We will vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients’ stockholders. We will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions will be made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (1) anyone involved in the decision making process disclose to our managing members any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to: Oxford Lane Management, LLC, 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830.

Privacy Policy

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of Oxford Lane Capital Corp. and its affiliated companies. This notice supersedes any other privacy notice you may have received from Oxford Lane Capital Corp., and its terms apply both to our current stockholders and to former stockholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below:

•	It is our policy that only authorized employees of our investment adviser, Oxford Lane Management, LLC, who need to know your personal information will have access to it.
•	We may disclose stockholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.
•	If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value per share of our common stock by dividing the value of our portfolio investments, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, borrowings and interest payable) by the total number of shares of our common stock outstanding on a quarterly basis. The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. There is no single method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. We are required to specifically fair value each individual investment on a quarterly basis.

Our Board of Directors determines the value of our investment portfolio each quarter, after consideration of our Valuation Committee's recommendation of fair value. Oxford Lane Management compiles relevant information, including a financial summary, covenant compliance review and recent trading activity in the security, if known. All available information, including non-binding indicative bids which may not be considered reliable, will be presented to the Valuation Committee to consider in making its recommendation of fair value to the Board of Directors. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Valuation Committee will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available, in making its recommendation of fair value to the Board of Directors. We may elect to engage third-party valuation firms to provide assistance to our Valuation Committee and Board of Directors in valuing certain of our investments. The Valuation Committee will evaluate the impact of such additional information, and factor it into its consideration of fair value.

Determinations in Connection with Offerings

In connection with any offering of shares of our common stock, our Board of Directors or an authorized committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our Board of Directors or an authorized committee thereof will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;
•	our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and
•	the magnitude of the difference between (i) a value that our Board of Directors or an authorized committee thereof has determined reflects the current net asset value of our common stock, which is generally based upon the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board of Directors will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying Computershare Trust Company, N.A., the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. If we declare a distribution to stockholders, the plan administrator may be instructed not to credit accounts with newly-issued shares and instead to buy shares in the market if (i) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined net asset value of the shares; or (ii) we have advised the plan administrator that since such net asset value was last determined, we have become aware of events that indicate the possibility of a material change in per share net asset value as a result of which the net asset value of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by an amount equal to ninety-five (95%) percent of the market price per share of our common stock at the close of regular trading on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the national securities exchange on which our shares are then listed or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of $2.50 plus a per share brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the stockholder’s account.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 250 Royall Street, Canton, MA 02021 or by phone at (781) 575-2973.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

This summary does not discuss the consequences of an investment in shares of our preferred stock, subscription rights to purchase shares of our common stock or debt securities. The U.S. federal income tax consequences of such an investment will be discussed in a relevant prospectus supplement.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;
•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof (and an entity organized outside of the United States that is treated as a U.S. corporation under specialized sections of the Code);
•	A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust (or a trust that has made a valid election to be treated as a U.S. trust); or
•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock who is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We have elected to be treated, and intend to continue to qualify, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to be eligible for pass-through tax treatment as a RIC, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement,

then we will not be subject to federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and
•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as contractual payment-in-kind, or PIK, interest (which represents contractual interest added to the loan balance and due at the end of the loan term) and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation as a Registered Closed-End Management Investment Company — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% gross income test described above. We will monitor its transactions and may make certain tax elections in order to mitigate the potential adverse effect of these provisions.

Our investment in foreign securities may be subject to non-U.S. withholding taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to non-U.S. taxes paid by us.

We anticipate that the CLO vehicles in which we invest may constitute “passive foreign investment companies” (“PFICs”). Because we acquire shares in PFICs (including equity tranche investments in CLO vehicles that are PFICs), we may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from any such excess distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year a our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in our income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

If we hold more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO vehicle treated as CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. Shareholder of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

Legislation enacted in 2010 imposes a withholding tax of 30% on payments of U.S. source interest and dividends paid after June 30, 2014, or gross proceeds from the disposition of a instrument that produces U.S. source interest or dividends paid after December 31, 2016, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLO vehicles in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO vehicle in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO vehicle, which could materially and adversely affect our operating results and cash flows.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) and properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Under the dividend reinvestment plan, our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. Any distributions reinvested under the plan will nevertheless remain taxable to U.S. stockholders. A U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of the tax paid by us on the retained capital gains will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

As a RIC, we will be subject to the alternative minimum tax (“AMT”), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect our stockholders’ AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determines that a different method for a particular item is warranted under the circumstances.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

The maximum rate on long-term capital gains for non-corporate taxpayers is 20%. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We or the applicable withholding agent will report to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold federal income tax (“backup withholding”) from all distributions to any U.S. stockholder (other than a corporation, a financial institution, or a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the Internal Revenue Service notifies us that such stockholder has failed to properly report certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the Internal Revenue Service.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

In addition, for taxable years prior to December 31, 2013, U.S. source withholding taxes is not imposed on dividends paid by RICs to the extent the dividends are reported as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfied certain other requirements. The exemption applies to dividends with respect to taxable years of RICs beginning before January 1, 2014. No assurance can be given as to whether this extension of the exemption will be extended for taxable years after 2013. In addition, no assurance can be given whether any of our distributions will be reported as eligible for this exemption from withholding tax (if extended).

Actual or deemed distributions of our net capital gains to a stockholder that is a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States,) or, in the case of an individual, the Non-U.S. stockholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a stockholder that is a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

Under the dividend reinvestment plan, our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. If the distribution is a distribution of our investment company taxable income, is not properly reported by us as a short-term capital gains dividend or interest-related dividend (assuming extension of the exemption discussed above), and is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if a treaty applies, is not attributable to a permanent establishment), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) and only the net after-tax amount will be reinvested in common shares. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and no withholding applies because applicable certifications are provided by the Non-U.S. stockholder), generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The Non-U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder’s account.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Legislation enacted in 2010 generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have United States persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends paid after June 30, 2014, and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends received after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which it holds its units, a Non-U.S. stockholder could be subject to this 30% withholding tax with respect to distributions on our stock and proceeds from the sale of our stock. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders.

Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income, and provided that certain holding periods and other requirements are met, could be eligible for the 20% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by it during the period in which it failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

DESCRIPTION OF SECURITIES

This prospectus contains a summary of the common stock, preferred stock, subscription rights and debt securities. These summaries are not meant to be a complete description of each security. However, this prospectus and the accompanying prospectus supplement will contain the material terms and conditions for each security.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Stock

The authorized stock of Oxford Lane Capital consists of 100,000,000 shares of stock, par value $0.01 per share, 95,000,000 of which are currently designated as common stock and 5,000,000 of which are currrently designated as preferred stock. Our common stock, Series 2017 Term Preferred Shares and Series 2023 Term Preferred Shares are traded on the NASDAQ Global Select Market under the ticker symbols “OXLC,” “OXLCP,” and “OXLCO,” respectively. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of August 19, 2013:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common stock	95,000,000	—	7,638,895
Preferred Stock	5,000,000	—	1,494,450

Under our charter our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue any additional preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either, case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

We have entered into indemnification agreements with our directors. The indemnification agreements provide our directors the maximum indemnification permitted under Maryland law and the 1940 Act.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The terms of the classes expire in 2013, 2014, and 2015, and in each case, those directors will serve until their successors are elected and qualify. Upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our charter our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than nine. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Securities Exchange Act of 1934, as amended, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. In either event, in accordance with the requirements of the 1940 Act, any such amendment or proposal that would have the effect of changing the nature of our business so as to cause us to cease to be a registered management investment company would be required to be approved by a majority of our outstanding voting securities, as defined under the 1940 Act. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board of Directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the Board of Directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;
•	one-third or more but less than a majority; or
•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or
•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board of Directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. We currently have the Series 2017 Term Preferred Shares and the Series 2023 Term Preferred Shares outstanding. If we offer additional preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue additional preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The 1940 Act currently requires, among other things, that (a) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to one-third of our total assets (taking into account such distribution), (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (c) such class of stock have complete priority over any other class of stock as to distribution of assets and payment of dividends, which dividends shall be cumulative.

For any series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;
•	the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;
•	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;
•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;
•	the voting powers, if any, of the holders of shares of such series;
•	any provisions relating to the redemption of the shares of such series;
•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

General

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);
•	the title of such subscription rights;
•	the exercise price for such subscription rights (or method of calculation thereof);
•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);
•	the number of such subscription rights issued to each stockholder;
•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;
•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;
•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);
•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;
•	any termination right we may have in connection with such subscription rights offering; and
•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise Of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “ — Events of Default — Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us with respect to our debt securities.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached as an exhibit to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC prior to the commencement of any debt offering, at which time the supplemental indenture would be publicly available. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;
•	the total principal amount of the series of debt securities;
•	the percentage of the principal amount at which the series of debt securities will be offered;
•	the date or dates on which principal will be payable;
•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•	whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);
•	the terms for redemption, extension or early repayment, if any;
•	the currencies in which the series of debt securities are issued and payable;
•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•	the place or places, if any, other than or in addition to the Borough of Manhattan in the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
•	the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);
•	the provision for any sinking fund;
•	any restrictive covenants;
•	any Events of Default (as defined in “Events of Default” below);

•	whether the series of debt securities are issuable in certificated form;
•	any provisions for defeasance or covenant defeasance;
•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;
•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•	whether the debt securities are subject to subordination and the terms of such subordination;
•	whether the debt securities are secured and the terms of any security interest;
•	the listing, if any, on a securities exchange; and
•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 300% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit the distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure-Regulations governing our operation as a registered closed-end management investment company affect our ability to raise additional capital and the way in which we do so. The raising of debt capital may expose us to risks, including the typical risks associated with leverage.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “ — Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you in this Description of Debt Securities, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;
•	whether it imposes fees or charges;
•	how it would handle a request for the holders’ consent, if ever required;
•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;
•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and
•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “ — Special Situations when a Global Security Will Be Terminated.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•	an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;
•	an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “ — Issuance of Securities in Registered Form” above;
•	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;
•	an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;
•	the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;
•	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;
•	an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;
•	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds, your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and
•	financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor, we do not monitor and are not responsible for the actions of any of those intermediaries.

Termination of a Global Security

If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “ — Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “ — Special Considerations for Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee’s records as of the close of business on the regular record date at our office in New York, NY and/or at other offices that may be specified in the prospectus supplement. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his, her or its address shown on the trustee’s records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date;

•	we do not pay interest on a debt security of the series within 30 days of its due date;
•	we do not deposit any sinking fund payment in respect of debt securities of the series within 2 business days of its due date;
•	we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series);
•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days;
•	any class of debt securities has an asset coverage, as such term is defined in the 1940 Act, of less than 100 per centum on the last business day of each of twenty-four consecutive calendar months; or
•	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest, or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give the trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;
•	the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;
•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and
•	the holders of a majority in principal amount of the debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than

•	the payment of principal, any premium or interest; or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or convey or transfer our assets substantially as an entirety, the resulting entity must agree to be legally responsible for our obligations under the debt securities;
•	the merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under “Events of Default” above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded.
•	we must deliver certain certificates and documents to the trustee; and
•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security or the terms of any sinking fund with respect to any security;
•	reduce any amounts due on a debt security;
•	reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;
•	adversely affect any right of repayment at the holder’s option;
•	change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);
•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;
•	modify the subordination provisions in the indenture in a manner that is adverse to outstanding holders of the debt securities;
•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and
•	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “ — Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;
•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement; and
•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “ — Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “ — Indenture Provisions — Subordination” below. In order to achieve covenant defeasance, we must do the following:

•	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;
•	we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit;
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with;
•	defeasance must not result in a breach or violation of, or result in a default under, of the indenture or any of our other material agreements or instruments;
•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and
•	satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	we must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments;
•	we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;
•	defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments;
•	no default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days; and
•	satisfy the conditions for full defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “ — Indenture Provisions — Subordination.”

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;
•	without interest coupons; and
•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Designated Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Designated Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Designated Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Designated Senior Indebtedness or on their behalf for application to the payment of all the Designated Senior Indebtedness remaining unpaid until all the Designated Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Designated Senior Indebtedness. Subject to the payment in full of all Designated Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Designated Senior Indebtedness to the extent of payments made to the holders of the Designated Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Designated Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Designated Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as “Designated Senior Indebtedness” for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Designated Senior Indebtedness), and
•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Designated Senior Indebtedness and of our other Indebtedness outstanding as of a recent date.

Secured Indebtedness

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. In the event of a distribution of our assets upon our insolvency, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

We intend to use a nationally recognized financial institution to serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

PLAN OF DISTRIBUTION

We may offer, from time to time, in more than one offering or series, up to $250,000,000 of our common stock, preferred stock, subscription rights to purchase shares of our common stock or debt securities, in one or more underwritten public offerings, at-the-market offerings to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of securities, including: the purchase price of securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters or agents named in the prospectus supplement will be underwriters or agents of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (a) in connection with a rights offering to our existing stockholders, (b) with the consent of the majority of our common stockholders or (c) under such other circumstances as the SEC may permit. The price at which the securities may be distributed may represent a discount from prevailing market prices.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate compensation to be received by any member of FINRA or independent broker-dealer, including any reimbursements to underwriters or agents for certain fees and legal expenses incurred by them, will not be greater than 10% of the gross proceeds of the sale of the securities offered pursuant to this prospectus and any applicable prospectus supplement.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NASDAQ Global Select Market may engage in passive market making transactions in our common stock on the NASDAQ Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell the securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of the securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on The NASDAQ Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by State Street Bank and Trust Company. The address of the custodian is 225 Franklin Street, Boston, MA 02110. Computershare Trust Company, N.A. will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 250 Royall Street, Canton, MA 02021.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our investment adviser is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Oxford Lane Capital, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, Oxford Lane Capital will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and Oxford Lane Capital and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC. Certain legal matters in connection with the offering of the securities will be passed upon for the underwriters, if any, by the counsel named in the applicable prospectus supplement.

EXPERTS

The financial statements as of March 31, 2013 and for the year ended March 31, 2013 and the Statement of Changes in Net Assets for the year ended March 31, 2012 included in this Prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

We are required to file with or submit to the SEC annual, semi-annual and quarterly reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549. This information is also available free of charge by contacting us at Oxford Lane Capital Corp., 8 Sound Shore Drive, Suite 255, Greenwich, CT 06830, by telephone at (203) 983-5275, or on our website at http://www.oxfordlanecapital.com.

OXFORD LANE CAPITAL CORP.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2013
ASSETS
Investments, at fair value (identified cost: $109,470,026)	$127,230,107
Cash and cash equivalents	16,172,516
Receivable from investments	1,131,844
Deferred issuance costs on Preferred Stock	941,331
Interest receivable, including accrued interest purchased	351,837
Prepaid expenses and other assets	31,947
Deferred offering costs	27,707
Total assets	145,887,289
LIABILITIES
Securities purchased not settled	5,527,500
Mandatorily redeemable Preferred Stock	15,811,250
Investment advisory fee payable to affiliate	594,222
Incentive fees payable to affiliate	464,696
Directors' fees payable	27,500
Administrator expense payable	11,928
Accrued offering costs	63,792
Accrued expenses	246,678
Total liabilities	22,747,566
NET ASSETS applicable to 7,602,719 shares of $0.01 par value common stock outstanding	$123,139,723
NET ASSETS consist of:
Paid in capital	111,742,848
Net realized gain on investments	2,025,556
Net unrealized appreciation on investments	17,760,081
Distribution in excess of net investment income	(8,388,762)
Total net assets	$123,139,723
Net asset value per common share	$16.20
Market price per share	$15.98
Market price discount to net asset value per share	(1.36)%

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS
MARCH 31, 2013

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Debt Investments
ACA CLO 2007-1A	structured finance	CLO secured notes – Class E(3)(4)(5) (5.05%, due June 15, 2022)	$5,090,786	$3,696,205	$4,492,619
Canaras Summit CLO 2007-1A	structured finance	CLO secured notes – Class E(3)(4)(5) (4.63%, due June 19, 2021)	750,000	531,194	683,775
Carlyle Global Market Strategies CLO 2013-2, Ltd.	structured finance	CLO secured notes – Class F(3)(4)(5) (5.68%, due April 18, 2025)	6,000,000	5,100,000	5,100,000
Colts 2007-1X	structured finance	CLO secured notes – Class E(3)(4)(5) (3.93%, due March 20, 2021)	3,000,000	2,002,259	2,670,000
Emporia III, Ltd. 2007-3A	structured finance	CLO secured notes – Class E(3)(4)(5) (4.00%, due April 23, 2021)	3,594,000	2,841,000	2,973,316
GSC VIII	structured finance	CLO secured notes – Class D(3)(4)(5) (3.70%, due April 17, 2021)	2,112,137	1,412,691	1,746,737
Hewett's Island CLO III	structured finance	CLO secured notes – Class D(3)(4)(5) (6.04%, due August 09, 2017)	3,472,621	2,878,594	3,359,761
Hewett's Island CLO IV	structured finance	CLO secured notes – Class E(3)(4)(5) (4.86%, due May 09, 2018)	1,500,000	1,340,165	1,368,300
Kingsland V, Ltd. 2007-5X	structured finance	CLO secured notes – Class E(3)(4)(5) (4.56%, due July 14, 2021)	4,000,000	2,914,999	3,380,000
Mountain Capital CLO IV, Ltd 2005-4X	structured finance	CLO secured notes – Class B2L(3)(4)(5) (5.06%, due March 15, 2018)	4,230,373	3,219,930	3,981,627
Neuberger Berman CLO Ltd. 2012-13A	structured finance	CLO secured notes – Class F(3)(4)(5) (6.86%, due January 23, 2024)	4,500,000	3,861,833	4,066,200
PPM Grayhawk CLO 2007	structured finance	CLO secured notes – Class D(3)(4)(5) (3.90%, due April 18, 2021)	1,869,138	1,433,072	1,528,768
Sargas CLO I Ltd	structured finance	CLO secured notes – Class D(3)(4)(5) (4.29%, due August 27, 2020)	4,500,000	3,313,030	3,985,200
Waterfront CLO 2007	structured finance	CLO secured notes – Class D(3)(4)(5) (5.05%, due August 02, 2020)	3,500,000	2,611,019	3,193,750
Total Collateralized Loan Obligation – Debt Investments				$37,155,991	$42,530,053	34.54%
Collateralized Loan Obligation – Equity Investments
ACA CLO 2007-1A	structured finance	CLO income notes(4)(6) (Estimated yield 31.29%, maturity June 15, 2022)	12,212,500	8,363,031	10,991,250
ACAS CLO 2013-1A, Ltd.	structured finance	CLO income notes(4)(6) (Estimated yield 15.60%, maturity April 20, 2025)	4,000,000	3,507,321	3,460,000
AMMC CLO XII, Ltd.	structured finance	CLO income notes(4)(6) (Estimated yield 17.10%, maturity May 10, 2025)	7,178,571	5,574,113	5,527,500
Ares XXVI CLO Ltd.	structured finance	CLO income notes(4)(6) (Estimated yield 13.00%, maturity April 15, 2025)	7,500,000	6,164,072	6,093,750
Canaras Summit CLO 2007-1X	structured finance	CLO income notes(4)(6) (Estimated yield 60.12%, maturity June 19, 2021)	1,500,000	789,575	1,650,000
Carlyle Global Market Strategies CLO 2011-1X	structured finance	CLO income notes(4)(6) (Estimated yield 24.52%, maturity August 10, 2021)	6,000,000	4,885,016	7,440,000
Carlyle Global Market Strategies CLO 2013-2, Ltd.	structured finance	CLO income notes(4)(6) (Estimated yield 16.70%, maturity April 18, 2025)	9,250,000	8,010,400	7,955,000
Gale Force 4 CLO 2007-4A	structured finance	CLO income notes(4)(6) (Estimated yield 47.44%, maturity August 20, 2021)	1,500,000	733,270	1,395,000

(Continued on next page)

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS – (continued)
MARCH 31, 2013

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Harbourview CLO 2006-1	structured finance	CLO income notes(4)(6) (Estimated yield 47.84%, maturity December 27, 2019)	$4,380,000	$2,151,626	$3,854,400
Hillmark Funding Ltd. 2006-1A	structured finance	CLO income notes(4)(6) (Estimated yield 25.70%, maturity May 21, 2021)	2,000,000	1,033,294	1,300,000
Jersey Street CLO 2006-1A	structured finance	CLO income notes(4)(6) (Estimated yield 35.28%, maturity October 20, 2018)	3,185,000	1,734,601	2,747,063
Kingsland IV, Ltd. 2007-4A	structured finance	CLO income notes(4)(6) (Estimated yield 46.70%, maturity April 16, 2021)	2,350,000	1,597,476	2,531,185
Lightpoint CLO VII, Ltd. 2007-7X	structured finance	CLO income notes(4)(6) (Estimated yield 45.00%, maturity May 15, 2021)	2,000,000	896,602	1,331,000
Neuberger Berman CLO Ltd. 2012-13A	structured finance	CLO income notes(4)(6) (Estimated yield 15.40%, maturity January 23, 2024)	6,255,000	4,964,437	5,316,750
Octagon XI CLO 2007-1A	structured finance	CLO income notes(4)(6) (Estimated yield 48.63%, maturity August 25, 2021)	2,025,000	1,266,668	2,328,750
Octagon XV CLO 2013-1A	structured finance	CLO income notes(4)(6) (Estimated yield 10.70%, maturity January 19, 2025)	2,000,000	1,951,800	1,920,000
Rampart CLO 2007-1A	structured finance	CLO income notes(4)(6) (Estimated yield 37.17%, maturity October 25, 2021)	1,500,000	876,228	1,230,000
Sheridan Square CLO Ltd.	structured finance	CLO income notes(4)(6) (Estimated yield 10.10%, maturity April 15, 2025)	1,279,070	1,227,162	1,253,489
Telos CLO 2013-3, Ltd.	structured finance	CLO income notes(4)(6) (Estimated yield 12.50%, maturity January 17, 2024)	4,666,667	4,432,652	4,316,667
Venture 2013-3A CLO, Limited	structured finance	CLO income notes(4)(6) (Estimated yield 17.20%, maturity June 10, 2025)	13,900,000	12,154,691	12,058,250
Total Collateralized Loan Obligation – Equity Investments				$72,314,035	$84,700,054	68.78%
Total Investments				$109,470,026	$127,230,107	103.32%

(1)	We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.
(2)	Fair value is determined in good faith by the Board of Directors of the Fund.
(3)	Notes bear interest at variable rates.
(4)	Cost amount reflects accretion of original issue discount or market discount, and amortization of premium.
(5)	The CLO secured notes generally bear interest at a rate determined by reference to LIBOR which resets quarterly. For each CLO debt investment, the rate provided is as of March 31, 2013.
(6)	The CLO subordinated notes and income notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund's securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

STATEMENT OF OPERATIONS

Year Ended March 31, 2013
INVESTMENT INCOME
Interest income	$11,597,887
EXPENSES
Investment advisory fees	1,792,711
Incentive fees	1,481,241
Professional fees	459,590
Administrator expense	670,337
Directors' fees	179,000
General and administrative	453,066
Interest expense on mandatorily redeemable Preferred Stock	524,723
Insurance expense	36,500
Transfer agent and custodian fees	75,755
Total expenses	5,672,923
Net investment income	5,924,964
Net change in unrealized appreciation on investments	16,015,666
Net realized gain on investments	2,374,224
Net realized and unrealized gain on investments	18,389,890
Net increase in net assets resulting from operations	$24,314,854

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2013	Year Ended March 31, 2012
Increase in net assets from operations:
Net investment income	$5,924,964	$2,630,828
Net realized gain on investments	2,374,224	—
Net change in unrealized appreciation on investments	16,015,666	1,786,915
Net increase in net assets resulting from operations	24,314,854	4,417,743
Distributions from net investment income	(12,066,726)	(4,736,315)
Distributions from realized gain on investments	(348,668)	—
Distributions to shareholders	(12,415,394)	(4,736,315)
Capital share transaction:
Issuance of common stock (net of underwriting fees and offering costs)	67,695,160	8,283,284
Reinvestment of dividends	1,665,902	51,693
Net increase in net assets from capital share transactions	69,361,062	8,334,977
Total increase in net assets	81,260,522	8,016,405
Net assets at beginning of period	41,879,201	33,862,796
Net assets at end of period (including distributions in excess of net investment income of $8,388,762 and $2,426,205)	$123,139,723	$41,879,201

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

STATEMENT OF CASH FLOWS

Year Ended March 31, 2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$24,314,854
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Amortization of discounts and premiums	(9,055,919)
Amortization of deferred issuance costs on Preferred Stock	65,501
Purchases of investments.	(81,645,675)
Sales of investments	12,310,148
Repayments of principal and reductions to investment cost value	13,228,872
Net change in unrealized appreciation on investments	(16,015,666)
Decrease in deferred offering costs	121,332
Increase in receivable from investments	(1,131,844)
Increase in interest receivable	(93,282)
Decrease in prepaid expenses and other assets	16,655
Increase in investment advisory fee payable	406,660
Increase in incentive fee payable	259,908
Decrease in directors' fees payable	(13,500)
Increase in administrator expense payable	5,540
Decrease in accrued offering costs	(44,189)
Increase in accrued expenses	77,426
Net cash used in operating activities	(57,193,179)
CASH FLOWS FROM FINANCING ACTIVITIES
Distributions paid (net of common stock issued under dividend reinvestment plan of $1,665,902)	(10,749,492)
Proceeds from the issuance of common stock	71,058,829
Underwriting fees and offering costs for the issuance of common stock	(3,363,669)
Proceeds from the issuance of Preferred Stock	15,811,250
Deferred issuance costs for the issuance of Preferred Stock	(1,006,832)
Net cash provided by financing activities	71,750,086
Net increase in cash and cash equivalents	14,556,907
Cash and cash equivalents, beginning of period	1,615,609
Cash and cash equivalents, end of period	$16,172,516
SUPPLEMENTAL DISCLOSURES
Securities purchased not settled	$5,527,500

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

NOTE 1. ORGANIZATION

Oxford Lane Capital Corp. (“OXLC”, “we” or the “Fund”) was incorporated under the General Corporation Laws of the State of Maryland on June 9, 2010 as a non-diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Fund has elected to be treated for tax purposes as a regulated investment company, or “RIC” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s investment objective is to maximize its portfolio’s total return and seeks to achieve its investment objective by investing primarily in senior secured loans and the equity and junior debt tranches of collateralized loan obligation (“CLO”) vehicles.

OXLC’s investment activities are managed by Oxford Lane Management LLC, (“OXLC Management”), a registered investment adviser under the Investment Advisors Act of 1940, as amended. BDC Partners LLC (“BDC Partners”) is the managing member of OXLC Management and serves as the administrator of OXLC.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and provide indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based upon experience, the Fund expects the risk of loss to be remote.

CASH AND CASH EQUIVALENTS

The Fund considers all highly liquid debt instruments with a maturity of three months or less at the time of purchase to be cash equivalents.

INVESTMENT VALUATION

The most significant estimates made in the preparation of the Fund’s financial statements are the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. OXLC believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments OXLC makes. The Fund is required to specifically fair value each individual investment on a quarterly basis.

In May 2011, the FASB issued ASU 2011-04, “Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRs.” The amendments are of two types: (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. The update is effective for interim and annual periods beginning after December 15, 2011 and as such OXLC has adopted this ASU beginning with the year ended March 31, 2013. OXLC has increased its disclosures related to Level 3 fair value measurements, in addition to other required disclosures. There were no related impacts on OXLC’s financial position or results of operations.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

The Fund complies with ASC 820-10, Fair Value Measurements and Disclosure, which establishes a three-level valuation hierarchy for disclosure of fair value measurements. ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities in markets that are not active; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. The Fund has determined that due to the general illiquidity of the market for the Fund’s investment portfolio, whereby little or no market data exists, all of the Fund’s investments are valued based upon Level 3 inputs as of March 31, 2013. The Fund’s Board of Directors determines the value of OXLC’s investment portfolio each quarter. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Fund’s financial statements.

OXLC has acquired a number of debt and equity positions in CLO investment vehicles, which are special purpose financing vehicles. In valuing such investments, OXLC considers indicative prices provided by a recognized industry pricing service as well as the indicative prices provided by the broker who arranges transactions in such investment vehicles, to the extent available, as well as any available information on other relevant transactions including trades, if any, and firm bids and offers in the market. In addition, OXLC considers the range of yields for such investments across the market, the operating metrics of the specific investment vehicle, including net asset value, projected cash flows, compliance with collateralization tests, and defaulted and CCC-rated securities, if any. Using the pricing service’s indicative price as a starting point, if the implied yield is outside the market range, the valuation may be adjusted to a point within the market range. However, the impact of other market information, such as broker prices, actual trades and firm bids and offers as well as operating metrics of such investment, may also affect the valuation. On occasion, an indicative price that results in an implied yield that is within the market range may also be adjusted, depending upon the reliability and volume of other market information. OXLC Management or the Valuation Committee may request an additional analysis by a third-party firm to assist in the valuation process of CLO investment vehicles. This information is presented to the Board for its determination of fair value of these investments.

The Fund may also invest directly in senior secured loans (either in the primary or secondary markets). In valuing such investments, OXLC Management will prepare an analysis of each loan, including a financial summary, covenant compliance review, recent trading activity in the security, if known, and other business developments related to the portfolio company. Any available information, including non-binding indicative bids obtained from a recognized industry pricing service and large agent banks which may not be considered reliable, will be presented to the Valuation Committee of the Board to consider in its determination of fair value. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Board will consider the number of trades, the size and timing of each trade and other circumstances around such trades, to the extent such information is available, in its determination of fair value. At March 31, 2013, the Fund did not have any direct investments in senior secured loans.

ASC 820-10-35, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” provides guidance on factors that should be considered in determining when a previously active market becomes inactive and whether a transaction is orderly. In accordance with ASC 820-10-35, the Fund’s valuation procedures specifically provide for the review of indicative quotes supplied by the brokers or large agent banks that make a market for each security.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

The Fund’s assets measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820-10-35 at March 31, 2013, were as follows:

($ in millions)	Fair Value Measurements at Reporting Date Using
Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
CLO debt	$—	$—	$42.5	$42.5
CLO equity	—	—	84.7	84.7
Total	$—	$—	$127.2	$127.2

Significant Unobservable Inputs for Level 3 Investments

In accordance with ASU 2011-04, the following table provides quantitative information about the Fund’s Level 3 fair value measurements as of March 31, 2013. The Fund’s valuation policy, as described above, establishes parameters for the sources and types of valuation analysis, as well as the methodologies and inputs that the Fund uses in determining fair value. If the Valuation Committee or OXLC Management determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work may be undertaken. The table, therefore, is not all-inclusive, but provides information on the significant Level 3 inputs that are pertinent to the Fund’s fair value measurements. The weighted average calculations in the table below are based on principal balances for all CLO debt and equity investments.

($ in millions)	Quantitative Information about Level 3 Fair Value Measurements
Assets	Fair Value as of March 31, 2013	Valuation Techniques/ Methodologies	Unobservable Input		Range/Weighted Average
CLO debt	$42.5	market quotes	NBIB	(1)	81.79% - 96.75%/88.39%
CLO equity	84.7	market quotes	NBIB	(1)	65.0% - 124.0%/89.46%
Total Fair Value for Level 3 Investments	$127.2

(1)	The Fund generally uses prices provided by an independent pricing service or broker or agent bank non-binding indicative bid prices (“NBIB”) on or near the valuation date as the primary basis for the fair value determinations for CLO debt and equity investments. These bid prices are non-binding, and may not be determinative of fair value. Each bid price is evaluated by the Valuation Committee in conjunction with additional information compiled by OXLC Management, including actual trades and firm bids and offers, if any, financial performance, recent business developments, and, in the case of CLO debt and equity investments, performance and covenant compliance information as provided by the independent trustee.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly lower or higher fair value measurement.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

A rollforward of the fair value of investments for the year ended March 31, 2013, utilizing significant unobservable inputs, is as follows:

($ in millions)	Collateralized Loan Obligation Debt Investments	Collateralized Loan Obligation Equity Investments	Total
Balance at March 31, 2012	$23.3	$17.2	$40.5
Realized gains included in earnings	2.4	—	2.4
Unrealized appreciation included in earnings	6.5	9.5	16.0
Amortization of discounts and premiums	1.1	7.9	9.0
Purchases	23.9	63.3	87.2
Repayments, sales of principal and reductions to investment cost value	(14.7)	(13.2)	(27.9)
Transfers in and/or out of level 3	—	—	—
Balance at March 31, 2013	$42.5	$84.7	$127.2
The amount of total gains for the period included in earnings attributable to the change in unrealized gains or losses related to our Level 3 assets still held at the reporting date and reported within the net change in unrealized gains or losses on investments in our Statement of Operations.	$6.0	$9.6	$15.6

The Fund’s policy is to recognize transfers in and transfers out of valuation levels as of the beginning of the reporting period. There were no transfers between Level 1, Level 2 and Level 3 during the year ended March 31, 2013.

PREFERRED STOCK

The Fund carries its mandatorily redeemable Preferred Stock at cost on the statement of assets and liabilities, and not fair value. For disclosure purposes, the fair value of the Preferred Stock, approximately $16.4 million, is based upon its closing price per share of $26.00 at March 31, 2013. The Fund considers its Preferred Stock to be a level 3 liability within the fair value hierarchy.

PREPAID EXPENSES

Prepaid expenses consist primarily of insurance costs.

INVESTMENT INCOME RECOGNITION

Interest income from debt positions in CLO investment vehicles is recorded on the accrual basis to the extent that such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized on the effective yield method.

Interest income from investments in the “equity” class securities of CLO investment vehicles (typically income notes or subordinated notes) is recorded based upon an estimation of an effective yield to maturity utilizing assumed cash flows. The Fund monitors the expected cash flows from its CLO equity investments, including the expected residual payments, and effective yield is determined and updated periodically, as needed.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

FEDERAL INCOME TAXES

The Fund intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Internal Revenue Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, OXLC is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The Fund declared and paid dividends on common stock of $2.05 per share or approximately $4.7 million for the year ended March 31, 2012. For the year ended March 31, 2013, the Fund declared and paid dividends on common stock of $2.20 per share or approximately $12.4 million. The tax character of distributions paid on common stock in 2013 represents approximately $12,067,000 of ordinary income and approximately $349,000 of capital gains, with no return of capital. The tax character of distributions paid in 2012 represented entirely ordinary income, with no return of capital.

For the year ended March 31, 2013 the Fund also declared and paid dividends on Preferred Stock of approximately $459,000, the tax character of distributions paid on Preferred Stock represents ordinary income.

As of March 31, 2013, the estimated components of distributable earnings, on a tax basis, were as follows:

Distributable ordinary income	$1,902,257
Distributable long-term capital gains	$1,844,087
Unrealized appreciation on investments	$7,661,842

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from investments in equity CLOs and permanent book/tax differences attributable to non-deductible excise taxes. These amounts will be finalized before filing the federal tax return.

Aggregate gross unrealized appreciation for tax purposes is $9,232,656; and aggregate gross unrealized depreciation of $1,570,814. For tax purposes, the cost basis of the portfolio investments at March 31, 2013 was $119,568,265.

DIVIDENDS AND DISTRIBUTIONS

Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which differ from GAAP. Dividends from net investment income, if any, are expected to be declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carry-forward, are typically distributed to shareholders annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s dividend reinvestment plan unless the shareholder has elected to have them paid in cash.

Amounts required to be distributed reflect estimates made by the Fund. Dividends paid by the Fund are subject to re-characterization for tax purposes.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES  – (continued)

CONCENTRATION OF CREDIT RISK

At March 31, 2013, the Fund maintained a cash balance with State Street Bank and Trust Co. The Fund is subject to credit risk arising should State Street Bank and Trust Co. be unable to fulfill its obligations. In addition, the Fund’s portfolio may be concentrated in a limited number of investments in CLO vehicles, which will subject the Fund to a risk of significant loss if that sector experiences a market downturn.

SECURITIES TRANSACTIONS

Securities transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of specific identification.

DEFERRED OFFERING COSTS

Deferred offering costs consist principally of legal, accounting, filing and underwriting fees incurred through the balance sheet date that are related to an offering proposed by the Fund. The deferred offering costs will be charged to capital upon the completion of an offering or charged to expense if the offering is unsuccessful. Expenses related to shelf offerings are charged to capital as shares registered are issued.

NOTE 3. RELATED PARTY TRANSACTIONS

Effective September 9, 2010, the Fund entered into an Investment Advisory Agreement with OXLC Management, a registered investment adviser under the Investment Advisers Act of 1940, as amended. BDC Partners is the managing member of OXLC Management and serves as the administrator of OXLC. Pursuant to the Investment Advisory Agreement, the Fund has agreed to pay OXLC Management a fee for advisory and management services consisting of two components — a base management fee and an incentive fee. The base-management fee is calculated at an annual rate of 2.00% of the Fund’s gross assets. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears.

The base management fee is calculated based on the average value of the Fund’s gross assets, which means all assets of any type, at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro-rated.

The incentive fee is calculated and payable quarterly in arrears based on the pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence and consulting fees or other fees that are received from an investment) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to BDC Partners, and any interest expense and dividends paid on any issued and outstanding Preferred Stock, but excluding the incentive fee). Pre-incentive fee net investment income includes accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized or unrealized capital gains or losses, and the Fund could incur incentive fees in periods when there is a net decrease in net assets from operations. Pre-incentive fee net investment income, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 1.75% per quarter (7.00% annualized). Our undistributed net investment income used to calculate the incentive fee is also included in the amount of the Fund’s gross assets used to calculate the 2.00% base management fee. The incentive fee with respect to the Fund’s pre-incentive fee net investment income in each calendar quarter is calculated as follows:

•	no incentive fee in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the hurdle of 1.75%;

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

NOTE 3. RELATED PARTY TRANSACTIONS  – (continued)

•	100% of pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized). The Fund refers to this portion of the pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide the investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle did not apply if the net investment income exceeds 2.1875% in any calendar quarter; and
•	20% of the amount of pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to OXLC Management (once the hurdle is reached and the “catch-up” is achieved, 20% of all pre-incentive fee net investment income thereafter is allocated to OXLC Management).

There is no offset in subsequent quarters for any quarter in which an incentive fee is not earned. For the year ended March 31, 2013, the Fund accrued incentive fee expenses of approximately $1.5 million. At March 31, 2013, the Fund has an incentive fee payable of approximately $465,000.

Effective September 9, 2010 the Fund entered into an administration agreement with BDC Partners to serve as its administrator. Under the administration agreement, BDC Partners performs, or oversees the performance of, the Fund’s required administrative services, which include, among other things, being responsible for the financial records which the Fund is required to maintain and preparing reports to the Fund’s stockholders.

In addition, BDC Partners assists the Fund in determining and publishing the Fund’s net asset value, oversees the preparation and filing of the Fund’s tax returns and the printing and dissemination of reports to the Fund’s stockholders, and generally oversees the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. Payments under the administration agreement are equal to an amount based upon the Fund’s allocable portion of BDC Partners’ overhead in performing its obligations under the administration agreement, including rent, the fees and expenses associated with performing compliance functions and the Fund’s allocable portion of the compensation of the Fund’s chief financial officer, chief compliance officer, controller and treasurer, and any administrative support staff. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The independent directors receive an annual fee of $35,000. In addition, the independent directors receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting, $1,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Valuation Committee meeting and $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Audit Committee meeting. The Chairman of the Audit Committee also receives an additional annual fee of $5,000. No compensation will be paid to directors who are interested persons of the Fund as defined in the 1940 Act.

Certain directors, officers and other related parties, including members of OXLC Management, own 6.5% of the Fund at March 31, 2013.

NOTE 4. OTHER INCOME

Other income includes closing fees, or origination fees, associated with investments in portfolio companies. Such fees are normally paid at closing of the Fund’s investments, are fully earned and non-refundable, and are generally non-recurring. The Fund had no such income for the year ended March 31, 2013.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

NOTE 5. RIGHTS OFFERINGS

On April 11, 2012 (the “Record Date”) the Fund issued non-transferable rights to purchase common stock to its stockholders of record (“Record Date Stockholders”). Record Date Stockholders received four rights for each outstanding share of common stock owned on the record date. The rights entitled the holders to purchase one new share of common stock for every one right held. On April 27, 2012, the Fund closed its rights offering and sold 2,508,270 shares of its common stock at a price of $13.75 per share, less underwriting fees and offering costs of approximately $1.7 million. The total net proceeds to the Fund from the issuance of non-transferable rights to common stock to Record Date Stockholders were approximately $32.8 million.

On January 18, 2013 (the “Record Date”) the Fund issued non-transferable rights to purchase common stock to its stockholders of record (“Record Date Stockholders”). Record Date Stockholders received one right for each outstanding share of common stock owned on the record date. The rights entitled the holders to purchase one new share of common stock for every two rights held. On February 25, 2013, the Fund closed its rights offering and sold 2,522,077 shares of its common stock at a price of $14.50 per share, less underwriting fees and offering costs of approximately $1.6 million. The total net proceeds to the Fund from the issuance of non-transferable rights to common stock to Record Date Stockholders were approximately $34.9 million.

NOTE 6. SERIES 2017 TERM PREFERRED SHARES

The Fund has authorized five million preferred shares at a par value of $0.01 per share. On November 28, 2012, the Fund completed an underwritten public offering of 600,000 shares of its newly designated 8.50% Series 2017 Term Preferred Shares (the “Preferred Stock”) at a public offering price of $25 per share, less underwriting fees and offering costs. The Fund also granted the underwriters a 30-day option to purchase additional shares of Preferred Stock on the same terms and conditions to cover over-allotments. On December 10, 2012, the underwriters purchased an additional 32,450 shares of Preferred Stock. The total net proceeds to the Fund from the issuance of the Preferred Stock were approximately $14.8 million.

The Fund is required to redeem all of the outstanding Series 2017 Term Preferred Shares on December 31, 2017 at a redemption price equal to $25 per share plus an amount equal to accumulated but unpaid dividends, if any, to the date of the redemption. OXLC cannot effect any amendment, alteration, or repeal of the Fund’s obligation to redeem all of the Series 2017 Term Preferred Shares on December 31, 2017 without the prior unanimous consent of the holders of Series 2017 Term Preferred Shares. If the Fund fails to maintain an asset coverage ratio of at least 200%, the Fund will redeem a portion of the outstanding Series 2017 Term Preferred Shares in an amount at least equal to the lesser of (1) the minimum number of shares of Series 2017 Term Preferred Shares necessary to cause OXLC to meet our required asset coverage ratio, and (2) the maximum number of Series 2017 Term Preferred Shares that OXLC can redeem out of cash legally available for such redemption. At any time on or after December 31, 2014, at the Fund’s sole option, the Fund may redeem the Series 2017 Term Preferred Shares at a redemption price per share equal to the sum of the $25 liquidation preference per share plus an amount equal to accumulated but unpaid dividends, if any, on the Series 2017 Term Preferred Shares.

Deferred issuance costs represent fees and other direct incremental costs incurred in connection with the Fund’s Preferred Stock offering. As of March 31, 2013, the Fund had deferred issuance costs of approximately $941,000. In addition, the Fund pays monthly dividends on the preferred shares at an annual rate of 8.50% of the $25 liquidation preference per share, or $2.125 per year, on the last business day of each month. The deferred issuance costs are being amortized and included, along with the monthly dividend payment, in interest expense on mandatorily redeemable Preferred Stock in the statement of operations over the term of the Preferred Stock. Amortization expense for the year ended March 31, 2013 was approximately $66,000. The Fund also paid dividends for the year ended March 31, 2013 on preferred shares of approximately $459,000.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

NOTE 7. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, excluding short-term investments and prepayments, for the year ended March 31, 2013, totaled approximately $87.2 million and $12.3 million, respectively.

NOTE 8. COMMITMENTS

In the normal course of business, the Fund enters into a variety of undertakings containing warranties and indemnifications that may expose the Fund to some risk of loss. The risk of future loss arising from such undertakings, while not quantifiable, is expected to be remote.

As of March 31, 2013, the Fund had not issued any commitments to purchase additional debt or equity investments from any portfolio companies.

NOTE 9. INDEMNIFICATION

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these agreements cannot be known, however, the Fund expects any risk of loss to be remote.

NOTE 10. FINANCIAL HIGHLIGHTS

Financial highlights for the year ended March 31, 2013, the year ended March 31, 2012 and for the period January 25, 2011 (Commencement of Operations) to March 31, 2011 are as follows:

	Year Ended March 31, 2013	Year Ended March 31, 2012	January 25, 2011 (Commencement of Operations) to March 31, 2011
Per Share Data
Net asset value at beginning of period(1)	$17.05	$18.19	$16.80
Net investment income(2)	1.17	1.19	0.07
Net realized and unrealized capital gains(3)	3.54	0.83	(0.03)
Total from investment operations	4.71	2.02	0.04
Less Distributions per share from net investment income	(2.20)	(2.05)	(0.25)
Less Distributions per share based on weighted average share impact	(0.28)	(0.10)	—
Total distributions(4)	(2.48)	(2.15)	(0.25)
Effect of shares issued, net of underwriting expense(5)	(2.52)	(0.77)	1.79
Effect of offering costs(5)	(0.56)	(0.24)	(0.19)
Effect of shares issued, net(5)	(3.08)	(1.01)	1.60
Net asset value at end of period	$16.20	$17.05	$18.19
Per share market value at beginning of period	$14.60	$18.75	$20.00
Per share market value at end of period	$15.98	$14.60	$18.75
Total return(6)(7)	26.21%	(10.75)%	(5.0)%
Shares outstanding at end of period	7,602,719	2,456,511	1,861,250

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

NOTE 10. FINANCIAL HIGHLIGHTS  – (continued)

	Year Ended March 31, 2013	Year Ended March 31, 2012	January 25, 2011 (Commencement of Operations) to March 31, 2011
Ratios/Supplemental Data
Net assets at end of period (000’s)	$123,140	$41,879	$33,863
Average net assets (000's)	$100,481	$36,644	$34,389
Ratio of net investment income to average daily net assets	5.90%	7.18%	3.51	%(8)
Ratio of expenses to average daily net assets	5.65%	6.50%	4.79	%(8)
Portfolio turnover rate	12.29%	0.22%	0.05%

(1)	For period January 25, 2011 through March 31, 2011, represents the net asset value per share prior to commencement of operations.
(2)	Represents per share net investment income for the period, based upon average shares outstanding.
(3)	Net realized and unrealized capital gains and losses include rounding adjustments to reconcile change in net asset value per share.
(4)	Management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. To the extent the Fund's taxable earnings fall below the total amount of the Fund's distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to the Fund's stockholders. The final determination of the nature of our distributions can only be made upon the filing of our tax return.
(5)	Based upon actual shares outstanding upon share issuance.
(6)	Total return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the market price as of the beginning of the period, and that dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan, and then total number of shares were sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund.
(7)	Total return for the period January 25, 2011 through March 31, 2011 was not annualized.
(8)	Annualized, after adjusting for certain periodic expenses recorded during the period January 25, 2011 through March 31, 2011.

NOTE 11. RISK DISCLOSURES

The U.S. capital markets have experienced periods of extreme volatility and disruption over the past four years. Disruptions in the capital markets tend to increase the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. The Fund believes these conditions may reoccur in the future. A prolonged period of market illiquidity may have an adverse effect on the Fund’s business, financial condition and results of operations. Adverse economic conditions could also limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to the Fund. These events could limit the Fund’s investment purchases, limit the Fund’s ability to grow and negatively impact the Fund’s operating results.

OXLC Management’s investment team also presently manages the portfolios of TICC Capital Corp., a publicly-traded business development company that invests principally in the debt of U.S.-based companies, TICC CLO LLC, a subsidiary of TICC Capital Corp. 2011-1 Holdings, LLC, a direct subsidiary of TICC Capital Corp., the assets of which are included in the gross assets of TICC Capital Corp., TICC CLO 2012-1 LLC, a direct subsidiary of TICC Capital Corp., the assets of which are included in the gross assets of TICC

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

NOTE 11. RISK DISCLOSURES  – (continued)

Capital Corp., and T2 Income Fund CLO I Ltd., a CLO structured finance vehicle that invests in a diversified portfolio of Senior Loans. In certain instances, the Fund may co-invest on a concurrent basis with affiliates of its investment adviser, subject to compliance with applicable regulations and regulatory guidance and our written allocation procedures. Such co-investment may require exemptive relief from the SEC. If relief is sought, there can be no assurance when, or if, such relief may be obtained. No co-investments that would require exemptive relief have been made. The affiliated entities of the Fund are subject to a written policy with respect to the allocation of investment opportunities.

Given the structure of the Fund’s Investment Advisory Agreement with OXLC Management, any general increase in interest rates will likely have the effect of making it easier for OXLC Management to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of the Fund’s investment adviser. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, the investment adviser could potentially receive a significant portion of the increase in the Fund’s investment income attributable to such a general increase in interest rates. If that were to occur, the Fund’s increase in net earnings, if any, would likely be significantly smaller than the relative increase in the investment adviser’s income incentive fee resulting from such a general increase in interest rates.

The Fund’s portfolio consists of equity and junior debt investments in CLO vehicles, which involves a number of significant risks. CLO vehicles are typically very highly levered (10 – 14 times), and therefore the junior debt and equity tranches that the Fund invests in are subject to a higher degree of risk of total loss. In particular, investors in CLO vehicles indirectly bear risks of the underlying debt investments held by such CLO vehicles. The Fund generally has the right to receive payments only from the CLO vehicles, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO vehicle. While the CLO vehicles the Fund targets generally enable the investor to acquire interests in a pool of senior loans without the expenses associated with directly holding the same investments, the Fund generally pays a proportionate share of the CLO vehicles’ administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying CLO vehicles will rise or fall, these prices (and, therefore, the prices of the CLO vehicles) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. The failure by a CLO vehicle in which we invest to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to us. In the event that a CLO vehicle fails certain tests, holders of debt senior to us may be entitled to additional payments that would, in turn, reduce the payments we would otherwise be entitled to receive. Separately, we may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting CLO vehicle or any other investment we may make. If any of these occur, it could materially and adversely affect our operating results and cash flows.

The interests the Fund has acquired in CLO vehicles are generally thinly traded or have only a limited trading market. CLO vehicles are typically privately offered and sold, even in the secondary market. As a result, investments in CLO vehicles may be characterized as illiquid securities. In addition to the general risks associated with investing in debt securities, CLO vehicles carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the fact that the Fund’s investments in CLO tranches will likely be subordinate to other senior classes of note tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the CLO vehicle or unexpected investment results. The Fund’s net asset value may also decline over time if the Fund’s principal recovery with respect to CLO equity investments is less than the price that the Fund paid for those investments. Further, to the extent income from the Fund’s CLO equity investments (which the Fund expects to decline as those vehicles deleverage after the end of their respective

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

NOTE 11. RISK DISCLOSURES  – (continued)

reinvestment periods) declines or if the Fund transitions its portfolio into lower yielding investments, the Fund’s ability to pay future dividends may be harmed.

OXLC Management anticipates that the CLO vehicles in which the Fund invests may constitute “passive foreign investment companies” (“PFICs”). If the Fund acquires shares in a PFIC (including equity tranche investments in CLO vehicles that are PFICs), the Fund may be subject to federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its stockholders. Certain elections may be available to mitigate or eliminate such tax on excess distributions, but such elections (if available) will generally require the Fund to recognize its share of the PFICs income for each year regardless of whether the Fund receives any distributions from such PFICs. The Fund must nonetheless distribute such income to maintain its status as a RIC.

If the Fund holds more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO vehicle treated as a CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains). If the Fund is required to include such deemed distributions from a CFC in the Fund’s income, it will be required to distribute such income to maintain its RIC status regardless of whether or not the CFC makes an actual distribution during such year.

Legislation enacted in 2010 imposes a withholding tax of 30% on payments of U.S. source interest and dividends paid after June 30, 2014, or gross proceeds from the disposition of an instrument that produces U.S. source interest or dividends paid after December 31, 2016, to certain non-U.S. entities, including certain non-U.S. financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Most CLO vehicles in which we invest will be treated as non-U.S. financial entities for this purpose, and therefore will be required to comply with these reporting requirements to avoid the 30% withholding. If a CLO vehicle in which we invest fails to properly comply with these reporting requirements, it could reduce the amounts available to distribute to equity and junior debt holders in such CLO vehicle, which could materially and adversely affect our operating results and cash flows.

If the Fund is required to include amounts in income prior to receiving distributions representing such income, the Fund may have to sell some of its investments at times and/or at prices management would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, it may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “Note 2. Summary of Significant Accounting Policies — Federal Income Taxes.”

The Fund’s Series 2017 Term Preferred Shares pays dividends at a fixed dividend rate. Prices of fixed income investments vary inversely with changes in market yields. The market yields on securities comparable to the Series 2017 Term Preferred Shares may increase, which would likely result in a decline in the secondary market price of the Series 2017 Term Preferred Shares prior to the term redemption date. The Fund may be unable to pay dividends on the Series 2017 Term Preferred Shares under some circumstances. The terms of any future indebtedness OXLC may incur could preclude the payment of dividends in respect of equity securities, including the Series 2017 Term Preferred Shares, under certain conditions.

Given the seven-year term and potential for early redemption of the Series 2017 Term Preferred Shares, see “Note 6. Series 2017 Term Preferred Shares,” holders of such shares may face an increased reinvestment risk, which is the risk that the return on an investment purchased with proceeds from the sale or redemption of the Series 2017 Term Preferred Shares may be lower than the return previously obtained from the investment in such shares.

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2013

NOTE 11. RISK DISCLOSURES  – (continued)

The Fund does not intend to have the Series 2017 Term Preferred Shares rated by any rating agency. Unrated securities usually trade at a discount to similar, rated securities. As a result, there is a risk that the Series 2017 Term Preferred Shares may trade at a price that is lower than they might otherwise trade if rated by a rating agency.

NOTE 12. SUBSEQUENT EVENTS

The Fund has evaluated events and transactions that occurred after March 31, 2013 and through the date that the financial statements were issued.

On May 22, 2013, the Board of Directors declared a distribution of $0.55 per share for the fiscal first quarter, payable on June 28, 2013 to shareholders of record as of June 14, 2013.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Oxford Lane Capital Corp.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Oxford Lane Capital Corp. (“the Company”) at March 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period January 25, 2011 (commencement of operations) through March 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
May 23, 2013

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS
JUNE 30, 2013
(unaudited)

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
Collateralized Loan Obligation – Debt Investments
ACA CLO 2007-1	structured finance	CLO secured notes – Class E(3)(4)(5) (5.03%, due June 15, 2022)	$5,090,786	$3,719,829	$4,580,180
Canaras Summit CLO 2007-1	structured finance	CLO secured notes – Class E(3)(4)(5) (4.62%, due June 19, 2021)	750,000	535,562	683,250
Carlyle Global Market Strategies CLO 2013-2	structured finance	CLO secured notes – Class F(3)(4)(5) (5.71%, due April 18, 2025)	6,000,000	5,111,360	5,151,600
Emporia III, Ltd. 2007-3	structured finance	CLO secured notes – Class E(3)(4)(5) (3.98%, due April 23, 2021)	3,594,000	2,857,961	2,917,250
GSC VIII	structured finance	CLO secured notes – Class D(3)(4)(5) (3.68%, due April 17, 2021)	2,112,137	1,427,232	1,812,214
Hewett's Island CLO IV	structured finance	CLO secured notes – Class E(3)(4)(5) (4.84%, due May 09, 2018)	1,500,000	1,346,776	1,432,650
Kingsland V, Ltd. 2007-5	structured finance	CLO secured notes – Class E(3)(4)(5) (4.53%, due July 14, 2021)	4,000,000	2,936,769	3,421,200
Mountain Capital CLO IV, Ltd 2005-4	structured finance	CLO secured notes – Class B2L(3)(4)(5) (5.03%, due March 15, 2018)	4,230,373	3,258,121	4,061,158
Neuberger Berman CLO Ltd. 2012-13	structured finance	CLO secured notes – Class F(3)(4)(5) (6.78%, due January 23, 2024)	4,500,000	3,866,630	4,012,650
PPM Grayhawk CLO 2007	structured finance	CLO secured notes – Class D(3)(4)(5) (3.88%, due April 18, 2021)	1,869,138	1,442,860	1,582,786
Sargas CLO I	structured finance	CLO secured notes – Class D(3)(4)(5) (4.27%, due August 27, 2020)	4,500,000	3,341,086	4,198,500
Waterfront CLO 2007	structured finance	CLO secured notes – Class D(3)(4)(5) (5.05%, due August 02, 2020)	3,500,000	2,631,573	3,280,550
Total Collateralized Loan Obligation – Debt Investments				$32,475,759	$37,133,988	30.94%
Collateralized Loan Obligation – Equity Investments
ACA CLO 2007-1	structured finance	CLO income notes(4)(6) (Estimated yield 27.44%, maturity June 15, 2022)	12,212,500	7,752,915	10,258,500
ACAS CLO 2013-1	structured finance	CLO income notes(4)(6) (Estimated yield 10.89%, maturity April 20, 2025)	4,000,000	3,602,587	3,460,000
AMMC CLO XII	structured finance	CLO income notes(4)(6) (Estimated yield 12.08%, maturity May 10, 2025)	7,178,571	5,741,982	5,527,500
APID 2013-14	structured finance	CLO income notes(4)(6) (Estimated yield 13.50%, maturity April 15, 2025)	2,272,500	2,156,090	2,141,831
Ares XXVI CLO	structured finance	CLO income notes(4)(6) (Estimated yield 13.88%, maturity April 15, 2025)	7,500,000	6,377,313	6,075,000
Canaras Summit CLO 2007-1	structured finance	CLO income notes(4)(6) (Estimated yield 42.44%, maturity June 19, 2021)	1,500,000	714,517	1,440,000
Carlyle Global Market Strategies CLO 2011-1	structured finance	CLO income notes(4)(6) (Estimated yield 17.94%, maturity August 10, 2021)	6,000,000	4,581,845	6,360,000
Carlyle Global Market Strategies CLO 2013-2	structured finance	CLO income notes(4)(6) (Estimated yield 11.20%, maturity April 18, 2025)	9,250,000	8,036,901	8,579,375
Gale Force 4 CLO 2007-4	structured finance	CLO income notes(4)(6) (Estimated yield 33.19%, maturity August 20, 2021)	1,500,000	673,886	1,200,000

(Continued on next page)

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

SCHEDULE OF INVESTMENTS — (continued)
JUNE 30, 2013
(unaudited)

COMPANY(1)	INDUSTRY	INVESTMENT	PRINCIPAL AMOUNT	COST	FAIR VALUE(2)	% of Net Assets
GUGG2 2011-1	structured finance	CLO income notes(4)(6) (Estimated yield 10.79%, maturity May 15, 2030)	$4,000,000	$4,400,799	$4,600,000
Harbourview CLO 2006-1	structured finance	CLO income notes(4)(6) (Estimated yield 50.53%, maturity December 27, 2019)	4,380,000	2,032,663	3,591,600
Hillmark Funding Ltd. 2006-1	structured finance	CLO income notes(4)(6) (Estimated yield 21.63%, maturity May 21, 2021)	2,000,000	949,586	1,300,000
Jersey Street CLO 2006-1	structured finance	CLO income notes(4)(6) (Estimated yield 23.02%, maturity October 20, 2018)	4,935,000	3,028,110	3,948,000
Lightpoint CLO VII, Ltd. 2007-7	structured finance	CLO income notes(4)(6) (Estimated yield 26.58%, maturity May 15, 2021)	2,000,000	804,701	1,120,000
Neuberger Berman CLO Ltd. 2012-13	structured finance	CLO income notes(4)(6) (Estimated yield 3.68%, maturity January 23, 2024)	6,255,000	4,678,548	4,065,750
Octagon XI CLO 2007-1	structured finance	CLO income notes(4)(6) (Estimated yield 43.26%, maturity August 25, 2021)	2,025,000	1,174,723	2,187,000
Octagon XV CLO 2013-1	structured finance	CLO income notes(4)(6) (Estimated yield 9.79%, maturity January 19, 2025)	2,000,000	1,999,446	1,920,000
Sheridan Square CLO	structured finance	CLO income notes(4)(6) (Estimated yield 10.60%, maturity April 15, 2025)	1,279,070	1,147,466	1,202,326
Telos CLO 2013-3	structured finance	CLO income notes(4)(6) (Estimated yield 14.15%, maturity January 17, 2024)	4,666,667	4,589,041	4,316,667
Venture 2013-3A CLO	structured finance	CLO income notes(4)(6) (Estimated yield 12.92%, maturity June 10, 2025)	13,900,000	12,546,237	12,058,250
Total Collateralized Loan Obligation – Equity Investments				$76,989,356	$85,351,799	71.12%
TOTAL INVESTMENTS				$109,465,115	$122,485,787	102.06%
LIABILITIES IN EXCESS OF OTHER ASSETS					(2,469,208)
NET ASSETS (equivalent to $15.71 per share based on 7,638,895 shares of common stock outstanding)					$120,016,579

(1)	We do not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the Investment Company Act of 1940 (the “1940 Act”). In general, under the 1940 Act, we would be presumed to “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities.
(2)	Fair value is determined in good faith by the Board of Directors of the Company.
(3)	Notes bear interest at variable rates.
(4)	Cost value reflects accretion of original issue discount or market discount, and amortization of premium.
(5)	The CLO secured notes generally bear interest at a rate determined by reference to LIBOR which resets quarterly. For each CLO debt investment, the rate provided is as of June 30, 2013.
(6)	The CLO subordinated notes and income notes are considered equity positions in the CLO funds. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying fund's securities less contractual payments to debt holders and fund expenses. The estimated yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted, and the estimated yield may not ultimately be realized.

See Accompanying Notes

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2013
(unaudited)

NOTE 1.  INVESTMENT VALUATION

The most significant estimates made in the preparation of Oxford Lane Capital Corp. (“OXLC”, “we” or the “Fund”) financial statements are the valuation of investments and the effective yield calculation, as well as the related amounts of unrealized appreciation and depreciation of investments recorded. OXLC believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments that OXLC makes. The Fund is required to specifically fair value each individual investment on a quarterly basis.

The Fund complies with ASU 2011-04, “Fair Value Measurement: Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS.” The amendments are of two types: (i) those that clarify the FASB’s intent about the application of existing fair value measurement and disclosure requirements and (ii) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The amendments that change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements relate to (i) measuring the fair value of the financial instruments that are managed within a portfolio; (ii) application of premium and discount in a fair value measurement; and (iii) additional disclosures about fair value measurements. OXLC has increased its disclosures related to Level 3 fair value measurements, in addition to other required disclosures. There were no related impacts on OXLC’s financial position or results of operations.

The Fund complies with ASC 820-10, Fair Value Measurements and Disclosure, which establishes a three-level valuation hierarchy for disclosure of fair value measurements. ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities in markets that are not active; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions. The Fund has determined that due to the general illiquidity of the market for the Fund’s investment portfolio, whereby little or no market data exists, all of the Fund’s investments are valued based upon Level 3 inputs as of June 30, 2013. The Fund’s Board of Directors determines the value of OXLC’s investment portfolio each quarter. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to the Fund’s financial statements.

OXLC has acquired a number of debt and equity positions in CLO investment vehicles, which are special purpose financing vehicles. In valuing such investments, OXLC considers indicative prices provided by a recognized industry pricing service as well as the indicative prices provided by the broker who arranges transactions in such investment vehicles, to the extent available, as well as any available information on other relevant transactions including trades, if any, and firm bids and offers in the market. In addition, OXLC considers the range of yields for such investments across the market, the operating metrics of the specific investment vehicle, including, but not limited to, net asset value, projected cash flows, compliance with collateralization tests, and defaulted and CCC-rated securities, if any. Using the pricing service’s indicative price as a starting point, if the implied yield is outside the market range, the valuation may be adjusted to a point within the market range. However, the impact of other market information, such as broker prices, actual trades and firm bids and offers as well as operating metrics of such investment, may also affect the valuation. On occasion, an indicative price that results in an implied yield that is within the market range may also be

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2013
(unaudited)

NOTE 1.  INVESTMENT VALUATION  – (continued)

adjusted, depending upon the reliability and volume of other market information. Oxford Lane Management, LLC (“OXLC Management”) or the Valuation Committee may request an additional analysis by a third-party firm to assist in the valuation process of CLO investment vehicles. This information is presented to the Board for its determination of fair value of these investments.

The Fund may also invest directly in senior secured loans (either in the primary or secondary markets). In valuing such investments, OXLC Management will prepare an analysis of each loan, including a financial summary, covenant compliance review, recent trading activity in the security, if known, and other business developments related to the portfolio company. Any available information, including non-binding indicative bids obtained from a recognized industry pricing service and agent banks which may not be considered reliable, will be presented to the Valuation Committee of the Board to consider in its determination of fair value. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Board will consider the number of trades, the size and timing of each trade and other circumstances around such trades, to the extent such information is available, in its determination of fair value. At June 30, 2013, the Fund did not have any direct investments in senior secured loans.

ASC 820-10-35, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” provides guidance on factors that should be considered in determining when a previously active market becomes inactive and whether a transaction is orderly. In accordance with ASC 820-10-35, the Fund’s valuation procedures specifically provide for the review of indicative quotes supplied by the brokers or large agent banks that make a market for each security.

The Fund’s assets measured at fair value on a recurring basis subject to the disclosure requirements of ASC 820-10-35 at June 30, 2013, were as follows:

	Fair Value Measurements at Reporting Date Using
Assets	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
	($ in millions)	($ in millions)	($ in millions)	($ in millions)
CLO debt	$—	$—	$37.1	$37.1
CLO equity	—	—	85.4	85.4
Total	$—	$—	$122.5	$122.5

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2013
(unaudited)

NOTE 1.  INVESTMENT VALUATION  – (continued)

Significant Unobservable Inputs for Level 3 Investments

In accordance with ASU 2011-04, the following table provides quantitative information about the Fund’s Level 3 fair value measurements as of June 30, 2013. The Fund’s valuation policy, as described above, establishes parameters for the sources and types of valuation analysis, as well as the methodologies and inputs that the Fund uses in determining fair value. If the Valuation Committee or OXLC Management determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work may be undertaken. The table, therefore, is not all-inclusive, but provides information on the significant Level 3 inputs that are pertinent to the Fund’s fair value measurements. The weighted average calculations in the table below are based on principal balances for all CLO debt and equity investments.

	Quantitative Information about Level 3 Fair Value Measurements
Assets	Fair Value as of June 30, 2013	Valuation Techniques/ Methodologies	Unobservable Input	Range/Weighted Average
	($ in millions)
CLO debt	$37.1	market quotes	NBIB(1)	81.17% – 96.00%/89.16%
CLO equity	85.4	market quotes	NBIB(1)	56.0% – 115.0%/86.34%
Total Fair Value for Level 3 Investments	$122.5
(1)	The Fund generally uses prices provided by an independent pricing service or broker or agent bank non-binding indicative bid prices (“NBIB”) on or near the valuation date as the primary basis for the fair value determinations for CLO debt and equity investments. These bid prices are non-binding, and may not be determinative of fair value. Each bid price is evaluated by the Valuation Committee in conjunction with additional information compiled by OXLC Management, including actual trades and firm bids and offers, if any, financial performance, recent business developments, and, in the case of CLO debt and equity investments, performance and covenant compliance information as provided by the independent trustee.

Significant increases or decreases in any of the unobservable inputs in isolation may result in a significantly lower or higher fair value measurement.

NOTE 2.  INVESTMENT INCOME RECOGNITION

Interest income from debt positions in CLO investment vehicles is recorded on the accrual basis to the extent that such amounts are expected to be collected. Amortization of premium or accretion of discount is recognized on the effective yield method.

Interest income from investments in the “equity” class securities of CLO investment vehicles (typically income notes or subordinated notes) is recorded based upon an estimation of an effective yield to maturity utilizing assumed cash flows. The Fund monitors the expected cash flows from its CLO equity investments, including the expected residual payments, and effective yield is determined and updated periodically, as needed.

NOTE 3.  FEDERAL INCOME TAXES

The Fund intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Internal Revenue Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, OXLC is required, among other things, to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized

OXFORD LANE CAPITAL CORP.

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2013
(unaudited)

NOTE 3.  FEDERAL INCOME TAXES  – (continued)

gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

As of June 30, 2013, the federal tax cost and net unrealized appreciation on securities were as follows:

Cost for federal income tax purposes	$121,622,984
Gross unrealized appreciation	$6,732,753
Gross unrealized depreciation	(5,869,950)
Net unrealized appreciation	$862,803

2,350,000 Shares

Oxford Lane Capital Corp.

Common Stock

PRELIMINARY PROSPECTUS SUPPLEMENT

Deutsche Bank Securities

Ladenburg Thalmann & Co. Inc.

             , 2014